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DEVELOPMENT AND COMMERCIALIZATION LICENSE AGREEMENT
This Development and Commercialization License Agreement (the “Agreement”) is entered into as of December 13, 2014 (the “Execution Date”), by and between Pfizer Inc., a Delaware corporation with offices located at 235 East 42nd Street, New York, New York 10017 (“Pfizer”) and OPKO Ireland Ltd., an entity organized and existing under the laws of Ireland (“OPKO”). Pfizer and OPKO are referred to herein individually as a “Party” and collectively as the “Parties.”
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WHEREAS, OPKO owns or otherwise Controls (as defined below) the Licensed Technology (as defined below) and desires to grant an exclusive license to Pfizer in the Territory (as defined below); and
WHEREAS, Pfizer has extensive experience and expertise in the development and commercialization of pharmaceutical products and desires to acquire such an exclusive license in the Territory to the Licensed Technology;
NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein, the Parties hereby agree as follows:

1.	DEFINITIONS.
1.1.    “Accounting Standards” means GAAP and International Financial Reporting Standards or other applicable international accounting standard in use, in each case as applicable and consistently applied by the relevant Person.
1.2.    “Additional Activities” means proposed activities outside the scope of the then current Development Plan, including any new Trials for new indications.
1.3.    “Affiliate” means, as of any point in time and for so long as such relationship continues to exist with respect to any Person, any Person that controls, is controlled by or is under common control with such Person. A Person shall be regarded as in control of another Person if it (a) owns or controls at least fifty percent (50%) of the equity securities of the subject Person entitled to vote in the election of directors or (b) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of any such Person (whether through ownership of securities or other ownership interests, by contract or otherwise); provided, however, that where an entity owns a majority of the voting power necessary to elect a majority of the board of directors or other governing board of another entity, but is restricted from electing such majority by contract

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or otherwise, such entity will not be considered to be in control of such other entity until such time as such restrictions are no longer in effect.
1.4.    “AGHD,” or “Adult Growth Hormone Deficiency” means growth hormone deficiency in adult patients, whether as a result of adult onset or childhood onset causes.
1.5.    “Agreement” has the meaning set forth in the Preamble.
1.6.     “Applicable Law” means any law (including common law), statute, rule, regulation, order, judgment, or ordinance of any Governmental Authority, including those concerning environmental, health, and safety matters.
1.7.    “Approved CRO” has the meaning set forth in Section 3.1.6(a).
1.8.    “Approved Indication” means, with respect to a Licensed Product, a specific human disease or condition for which the treatment or prevention has received Regulatory Approval.
1.9.    “Approved Vendor” has the meaning set forth in Section 3.1.6(b).
1.10.    “Audited Party” has the meaning set forth in Section 5.7.2.
1.11.    “Auditing Party” has the meaning set forth in Section 5.7.2.
1.12.    “Auditing Plan” has the meaning set forth in Section 4.7.1.
1.13.    “Bankruptcy Code” has the meaning set forth in Section 9.4.1.
1.14.    “Bankruptcy Event” has the meaning set forth in Section 9.4.1.
1.15.    “Binding Obligation” means, with respect to a Party, (a) any oral or written agreement or arrangement that binds or affects such Party’s operations or property, including any assignment, license agreement, loan agreement, guaranty, or financing agreement, (b) the provisions of such Party’s charter, bylaws, or other organizational documents, or (c) any order, writ, injunction, decree, or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.
1.16.    “Biosimilar Product” means a pharmaceutical product which, with respect to a Licensed Product (a) has been licensed as a biosimilar or interchangeable product by the FDA pursuant to Section 351(k) of the Public Health Service Act (42 U.S.C. § 262(k)), as may be amended, or any subsequent or superseding law, statute or regulation, (b) has been authorized as a similar biological medicinal product in the EU pursuant to Directive 2001/EC/83, as may be amended, or any subsequent or superseding law, statute or regulation, or (c) has otherwise achieved analogous

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regulatory approval based upon reference to a Licensed Product from another applicable Regulatory Authority.
1.17.    “BLA” means a Biologics License Application for Regulatory Approval filed with the FDA in the United States pursuant to Section 351(a) of the Public Health Service Act (42 U.S.C. 262(a) or any successor statutes or regulations), or any foreign equivalent thereof.
1.18.    “Business Day” means a day other than a Saturday, Sunday or bank or other public holiday in New York, New York.
1.19.    “Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31.
1.20.    “CDA” has the meaning set forth in Section 11.17.
1.21.    “Chairperson” has the meaning set forth in Section 3.2.2.
1.22.    “Clinical Data Package” has the meaning set forth in Section 3.4.2.
1.23.    “Clinical Datasets” has the meaning set forth in Section 3.4.3(a).
1.24.    “Clinical Trial Agreement” has the meaning set forth in Section 4.2.1(b).
1.25.    “Clinical Investigator” means the principal investigator at each Site.
1.26.    “Clinical Investigator Meeting” has the meaning set forth in Section 4.2.2.
1.27.    “Clinical Trial Registries” has the meaning set forth in Section 3.3.4(a).
1.28.     “CMC Information” means the chemistry, manufacturing and control information required for the submission of a BLA.
1.29.    “Commercialize” means all activities required or directed to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a pharmaceutical product or device, including activities ***. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.
1.30.    “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, subject to Section 11.6, those reasonable, good faith efforts and resources to accomplish such objective as such Party and its Affiliates would normally use to accomplish a similar objective under similar circumstances, in each case taking into account all Relevant Factors in effect at the time such efforts are to be expended. With respect to any efforts relating to the Development, Regulatory Approval and/or Commercialization of a

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Compound or Licensed Product, generally or with respect to any particular country in the Territory, such Party will be deemed to have exercised Commercially Reasonable Efforts if such Party has exercised those efforts normally used by such Party and its Affiliates, in the relevant country, with respect to a compound, product or product candidate Controlled by such Party and/or its Affiliates which is of *** in each case taking into account all Relevant Factors in effect at the time such efforts are to be expended; ***.
1.31.    “Compliance” means the adherence by the Parties in all material respects to all Applicable Laws, in each case with respect to the activities to be conducted under this Agreement.
1.32.    “Compound” means any human growth hormone (hGH) polypeptide ***.
1.33.    “Confidential Information” has the meaning set forth in Section 7.1.
1.34.    “Control” means, with respect to any Intellectual Property Right or material (including any Patent Right, Know-How or other data, information or material), the ability (whether by sole, joint or other ownership interest, license or otherwise) to, without violating the terms of any agreement with a Third Party, grant the relevant license or sublicense or provide or provide access or other right in, to or under such Intellectual Property Right or material.
1.35.    “Cost of Goods Sold” or “COGS” means, for Genotropin Products or Licensed Products, as the case may be, as reasonably determined on a *** basis, (a) with respect to product Manufactured by the Party reporting Net Sales, the Manufacturing Cost of such product; (b) with respect to product purchased by the Party reporting Net Sales from the other Party, the Manufacturing Cost of such product; (c) with respect to product purchased by the Party reporting Net Sales from a Third Party, such Party’s cost of acquisition of such product; and (d) with respect to product Manufactured by the Party reporting Net Sales and sold to a Third Party, the Manufacturing Cost of such product, together in the case of (a), (b), (c) and (d) with other costs incurred by such Party and allocable to such product in accordance with Accounting Standards, including the costs of quality assurance and storage. For clarity, Pfizer agrees to allocate all aforementioned costs on a *** basis consistent with its internal accounting policy, such that *** are only applied as a reduction of Net Sales in that same *** (i.e., *** apply only to Net Sales in the *** and are not applied to reduce the Net Sales in the *** or ***).
1.36.    “CRO” means a contract research organization.
1.37.    “CRO Agreement” has the meaning set forth in Section 3.1.6(a).
1.38.    “CTA” means a Clinical Trial Application submitted to a Regulatory Authority, the submission and approval of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

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1.39.    “CTP Technology” means any Intellectual Property Rights, compositions, compounds or products including or relating to or directed towards the fusion with or conjugation of a polypeptide to at least one C-terminal peptide (CTP), or fragment thereof sufficient to increase the half-life of the polypeptide.
1.40.     “Data Management Plan” has the meaning set forth in Section 4.5.2.
1.41.    “Develop” or “Developing” means to discover, research or otherwise develop a process, compound, device or product, including conducting non-clinical and clinical research and development activities. When used as a noun, “Development” means any and all activities involved in Developing.
1.42.    “Development Budget” has the meaning set forth in Section 3.1.2(a).
1.43.    “Development Budget Cap” has the meaning set forth in Section 3.1.2(a).
1.44.    “Development Plan” has the meaning set forth in Section 3.1.1.
1.45.    “Device” means a proprietary delivery system for subcutaneous delivery of any Compound.
1.46.    “DG44 Materials” has the meaning set forth in Section 8.4.7.
1.47.    “Diligence Issue” has the meaning set forth in Section 3.10.2.
1.48.    “Disclosed Third Party Agreement” has the meaning set forth in Section 8.3.10.
1.49.    “Disclosing Party” has the meaning set forth in Section 7.2.
1.50.    “Effective Date” means the date upon which any required waiting period under the HSR Act shall have expired or been terminated.
1.51.    “EMA” means the European Medicines Agency and any successor agency or authority thereto.
1.52.    “End of Phase II Meetings” means each of (i) the end of the phase II meeting as described in 21 C.F.R. § 312.47(b), (ii) the EMA CHMP Scientific Advice/Protocol Assistance meeting and (iii) the equivalent scientific advice meeting in 2015 with the PMDA.
1.53.    *** means the *** as of the Effective Date and to the extent not included in the ***.
1.54.    *** means that period beginning on the *** on termination of this Agreement in its entirety or termination of this Agreement for the *** as permitted pursuant to ***.

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1.55.    “EU Regulatory Approval” means the first approval of an MAA for a Licensed Product in the EU.
1.56.    “European Union” or “EU” or “E.U.” means the member states of the European Union, as may exist from time to time, which as of the Execution Date include Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland,
Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom and all other countries that accede to the European Union during the term of this Agreement.
1.57.    “Execution Date” has the meaning set forth in the Preamble.
1.58.    “Existing Trials” has the meaning set forth in Section 3.12.
1.59.    “Expert Arbitrator” has the meaning set forth in Section 3.1.3(e).
1.60.    “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.
1.61.    “Field” means all human therapeutic uses of human growth hormone (hGH) for long-lasting (not daily) administration.
1.62.    “Financial Disclosure Form” has the meaning set forth in Section 4.2.1(c).
1.63.    “First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first sale by Pfizer or an Affiliate or permitted sublicensee of Pfizer to a Third Party in such country or for end use or consumption of such Licensed Product in a country, after such Licensed Product has been granted Regulatory Approval (for clarity, including Pricing Approval) by the appropriate Regulatory Authority(ies) for such country. A First Commercial Sale excludes any sale or other distribution for use in a clinical trial or other Development activity, promotional use (including samples), or for compassionate use or on a named patient basis.
1.64.    “Force Majeure” has the meaning set forth in Section 11.7.
1.65.    “Franchise Gross Profit” means *** applied on a *** basis in the Territory in the applicable calendar year (prorated for any partial calendar year).
1.66.    “Franchise Net Sales” means *** in the Territory in the applicable calendar year (prorated for any partial calendar year).
1.67.    “GAAP” means United States generally accepted accounting principles, consistently applied.

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1.68.    “Genotropin” has the meaning set forth in Section 1.70.
1.69.    “Genotropin Divestment” means the event upon which *** in which case, any and all *** For the purposes of this definition, divestment shall include any transaction that ***.
1.70.    “Genotropin Products” means the pharmaceutical products listed on Schedule 1.70 (“Genotropin”) *** in the first *** following the First Commercial Sale of Licensed Product for PGHD.
1.71.    “Good Clinical Practices” or “GCP” means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for clinical trials on medicinal products in the EU; (b) the Declaration of Helsinki (2004), as last amended at the 52nd World Medical Association General Assembly in October 2000, and any further amendments or clarifications thereto; and (c) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time and, in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.
1.72.    “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.
1.73.    “Government Official” means (a) any elected or appointed government official (e.g., a member of a ministry of health), (b) any employee or Person acting for or on behalf of a government official, Governmental Authority, or other enterprise performing a governmental function, (c) any political party, candidate for public office, officer, employee, or Person acting for or on behalf of a political party or candidate for public office, and (d) any employee or Person acting for or on behalf of a public international organization (e.g., the United Nations).  For clarity, healthcare providers employed by government-owned hospitals will also be considered Government Officials.
1.74.    “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
1.75.    “HSR Filing” means filings by OPKO and Pfizer with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the

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HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto.
1.76.    “IDMC” has the meaning set forth in Section 4.10.
1.77.    “IDMC Charter” has the meaning set forth in Section 4.10.
1.78.    “IND” means an Investigational New Drug Application submitted under the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder, or an analogous application or submission with any analogous agency or Regulatory Authority outside of the United States for the purposes of obtaining permission to conduct clinical trials.
1.79.    “Indemnified Party” has the meaning set forth in Section 10.4.1.
1.80.    “Indemnifying Party” has the meaning set forth in Section 10.4.1.
1.81.    “Informed Consent” has the meaning set forth in Section 4.3.2.
1.82.    “Infringement Claim” has the meaning set forth in Section 6.6.1.
1.83.    “Intellectual Property Rights” means all copyrights, trade secrets, trademarks, moral rights, Patent Rights, Know-How and any and all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction.
1.84.    “IRB” means institutional review board.
1.85.    *** means the ***
1.86.    *** means that period beginning on the *** and ending on termination of this Agreement in its entirety or termination of this Agreement for the ***
1.87.    “Japan Regulatory Approval” means the first approval by a PMDA for a Licensed Product in Japan.
1.88.    “JDC” has the meaning set forth in Section 3.2.1.
1.89.    “Joint Developed IP” has the meaning set forth in Section 6.1.2(c).
1.90.    “Know-How” means any invention, discovery, development, data, information, process, procedure (including training procedures), method, technique, material (including any chemical, biological material or other compositions of matter), technology, result, cell line, compounds, probe, sequence, device or other know-how, but not any Patent Rights.

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1.91.    “Liability” has the meaning set forth in Section 10.2.
1.92.    “Licensed Activities” has the meaning set forth in Section 6.5.1.
1.93.    “Licensed hGH-Specific Patents” means those certain Licensed Patent Rights, the claim(s) of which claim, recite, pertain to or are directed to a human growth hormone (hGH) polypeptide ***. The Licensed hGH-Specific Patents are set forth on Schedule 1.96(a), as it may be updated by OPKO from time to time.
1.94.    “Licensed Know-How” means any Know-How that (a) is Controlled by OPKO or any of its Affiliates as of the Effective Date or comes into the Control of or is developed by OPKO or any of its Affiliates during the Term (other than through the grant of a license by Pfizer) to the Compound or Licensed Products; and (b) is directed to any Compound or Licensed Product or to the Development, Manufacture, Commercialization or use of any of the foregoing.
1.95.    “Licensed OPKO Core Patents” means those certain Licensed Patent Rights including (a) at least one claim that claims, recites, encompasses or is directed to a human growth hormone (hGH) polypeptide ***. Licensed OPKO Core Patents are set forth on Schedule 1.96(b) as it may be updated by OPKO from time to time.
1.96.    “Licensed Patent Rights” means any Patent Right that (a) is owned by OPKO as of the Effective Date (including the Patent Rights listed in Schedule 1.96) or comes into the Control of OPKO during the Term (other than through the grant of a license by Pfizer) and (b) (i) claims or recites any Compound or Licensed Product (including the composition of matter thereof) or Licensed Know-How, (ii) claims a method of making any Compound or Licensed Product, or (iii) claims a method of using any Compound or Licensed Product. For the avoidance of doubt, Licensed Patent Rights shall include ***.
1.97.    “Licensed Product” means any pharmaceutical product containing one or more Compounds. The Licensed Product may be used with or accompanied by a Device.
1.98.    “Licensed Technology” means Licensed Patent Rights and Licensed Know-How.
1.99.    “Litigation Conditions” has the meaning set forth in Section 10.4.2.
1.100.    “MAA” means Marketing Authorization Application.
1.101.    “Major EU Country” means any of France, Germany, Italy, Spain or the United Kingdom.
1.102.    “Major Market Country” means any of ***.

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1.103.    “Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing on, release, ship or store a compound, device or product or any component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any component thereof.
1.104.    “Manufacturing Cost” means, ***.
1.105.     “MEDDEV Guidelines” means those guidelines published by the European Commission promoting a common approach by manufacturers and notified bodies involved in the conformity assessment procedures according to the relevant annexes of the Medical Device Directive and other applicable EU directives, and by the competent authorities charged with safeguarding public health.
1.106.    “Medical Device Directive” means the directive 93/42/EEC, as amended from time to time.
1.107.    “Monitoring Plan” has the meaning set forth in Section 4.8.
1.108.    “Net Sales” means, with respect to a Genotropin Product or a Licensed Product, gross amounts invoiced for sales by Pfizer and its Affiliates and sublicensees of such Genotropin Product or Licensed Product to Third Parties in the Territory, less in each case (i) bad debts and uncollectable invoiced amounts relating to sales of Licensed Product that are actually written off in accordance with GAAP, consistently applied throughout Pfizer and its Affiliates, provided that any such amounts shall be capped at up to *** of Net Sales per Pfizer Year and any subsequently collected amounts will be included in the current Net Sales or Gross Profit calculation, as the case may be, (ii) sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and other adjustments, including those granted on account of price adjustments, returns, rebates, chargebacks or similar payments granted or given to wholesalers or other institutions, (iii) adjustments arising from consumer discount programs or other similar programs, (iv) customs or excise duties, valued-added taxes, sales taxes, consumption taxes and other taxes (except income taxes) or duties relating to sales, any payment in respect of sales to the United States government, any state government or any foreign government, or to any other governmental authority, or with respect to any government-subsidized program or managed care organization, each to the extent not already reflected in the amount invoiced, and (v) freight and insurance for the Licensed Product to the extent included in the amount invoiced. Net Sales shall be calculated by Pfizer using a method of value allocation consistent with the method used with Pfizer’s other collaborations. Net Sales shall be determined from books and records maintained in accordance with the Accounting Standards, as consistently applied by Pfizer with respect to sales of the Genotropin Product or Licensed Product.

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1.109.    “New Trials” has the meaning set forth in Section 3.13.
1.110.    “Non-Prevailing Party” has the meaning set forth in Section 3.1.3(e).
1.111.    “Notice of Dispute” has the meaning set forth in Section 11.13.1.
1.112.    “OPKO” has the meaning set forth in the Preamble.
1.113.    “OPKO Developed IP” has the meaning set forth in Section 6.1.2(b).
1.114.    “OPKO Indemnified Party” has the meaning set forth in Section 10.2.
1.115.    “OPKO Prosecuted IP” has the meaning set forth in Section 6.3.1(a).
1.116.    “OPKO Review Period” has the meaning set forth in Section 7.8.1.
1.117.    “OPKO Third Party Agreement” means any agreement between OPKO (or any of its Affiliates) and any Third Party that could give rise to a Third Party’s claim on or otherwise relates to OPKO’s ownership of OPKO’s right, title or interest in or to any Licensed Technology necessary for the Development, Manufacturing or Commercialization of Licensed Products.
1.118.    “Party” and “Parties” have the meaning set forth in the Preamble.
1.119.    “Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government-issued rights substantially similar to any of the foregoing and (f) United States and foreign counterparts of any of the foregoing.
1.120.    “Partial Termination” has the meaning set forth in Section 9.5.2.
1.121.    “Payments” means all of the payments made by Pfizer and/or its Affiliates to OPKO and/or its Affiliates pursuant to Article 5 of this Agreement, including without limitation the upfront payment, regulatory milestone payments, royalty payments, profit share payments and any adjustments.
1.122.    “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

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1.123.     “Pfizer” has the meaning set forth in the Preamble.
1.124.    “Pfizer Developed CTP IP” has the meaning set forth in Section 2.4.
1.125.    “Pfizer Developed IP” has the meaning set forth in Section 6.1.2(a).
1.126.    “Pfizer Indemnified Party” has the meaning set forth in Section 10.3.
1.127.    “Pfizer Prosecuted IP” has the meaning set forth in Section 6.3.2(a).
1.128.    “Pfizer Quarter” means each of the four (4) thirteen (13) week periods (a) with respect to the United States, commencing on January 1 of any Pfizer Year and (b) with respect to any country in the Territory other than the United States, commencing on December 1 of any Pfizer Year.
1.129.    “Pfizer Review Period” has the meaning set forth in Section 7.8.2.
1.130.    “Pfizer Year” means the twelve (12) month fiscal periods observed by Pfizer (a) commencing on January 1 with respect to the United States and (b) commencing on December 1 with respect to any country in the Territory other than the United States.
1.131.    “PGHD,” or “Pediatric Growth Hormone Deficiency” means growth failure in pediatric patients due to an inadequate secretion of endogenous growth hormone.
1.132.    “Pharmacovigilance Agreement” has the meaning set forth in Section 3.14.1.
1.133.    “PMDA” means the Pharmaceuticals and Medical Devices Agency, Japan and any successor agency or authority thereto.
1.134.    “Prevailing Party” has the meaning set forth in Section 3.1.3(e).
1.135.    “Price Approval” means, in any country or jurisdiction where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of *** pricing approval ***.
1.136.    “Primary Indication” means AGHD, PGHD and PSGA.
1.137.    “Primary Regulatory Approval Goals” means the timely and efficient achievement of those approvals set forth as Regulatory Milestones in Section 5.2.
1.138.    “Profit Share Term” means one or more of the *** as the context may require.

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1.139.    “PSGA,” or “Pediatric Short for Gestational Age” means growth failure in children born small for gestational age who fail to manifest catch-up growth by age two (2) years.
1.140.    “Quality Agreement” has the meaning set forth in Section 3.6.2.
1.141.    “Receiving Party” has the meaning set forth in Section 7.2.
1.142.    “***” ***.
1.143.    “Regulatory Amendments” has the meaning set forth in Section 3.1.3(b)(i).
1.144.    “Regulatory Approval” means, as relevant, each or all regulatory, technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of BLAs, supplements and amendments, pre- and post- approvals and Price Approvals) necessary for offering for sale, marketing and sale of a pharmaceutical product and/or device in a regulatory jurisdiction.
1.145.    “Regulatory Authority” means, with respect to a particular country, ***, or jurisdiction, the Governmental Authority having responsibility for granting a specific Regulatory Approval in such country, ***, or jurisdiction. For clarity, Regulatory Authority shall, as applicable, include any notified body with respect to any Device.
1.146.    “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Licensed Product in a country, ***, or jurisdiction in the Territory, other than a Patent Right, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the European Union under Directive 2001/EC/83, or rights similar thereto in other countries or jurisdictions in the Territory.
1.147.    “Regulatory Materials” means, with respect to a Licensed Product for any particular indication in any particular jurisdiction, regulatory applications and submissions (and any supplements or amendments thereto), and any notifications, communications, correspondence, registrations, drug master files, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority, including BLAs and INDs, as applicable, that relate to such Licensed Product in such jurisdiction. Regulatory Materials also include presentations, responses, and applications for Regulatory Approvals.
1.148.    “Regulatory Milestone” has the meaning set forth in Section 5.2.
1.149.    “Regulatory Milestone Payment” has the meaning set forth in Section 5.2.
1.150.    “Relevant Factors” means all relevant factors that may affect the Development, Regulatory Approval or Commercialization of a Compound or Licensed Product, ***

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1.151.    “***” ***.
1.152.    “Representatives” means, with respect to a Party, such Party, its Affiliates, its sublicensees and each of their respective officers, directors, employees, consultants, contractors and agents.
1.153.    “Residual Knowledge” means knowledge, techniques, experience and Know-How that (a) are, or are based on, any Confidential Information Controlled by the Disclosing Party and (b) are incidentally and unintentionally retained in the unaided memory of any authorized Representative of the Receiving Party after having access to such Confidential Information. An individual’s memory will be considered to be incidentally and unintentionally unaided if the individual has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it. In no event, however, will Residual Knowledge include any knowledge, techniques, experience and Know-How to the extent (at any time, for such time) within the scope of any issued, valid and enforceable patent claim Controlled by the Disclosing Party.
1.154.    “Royalty Term” means, with respect to any particular Licensed Product in any particular country in the Territory, the period (a) commencing, on a country-by-country and Licensed Product-by-Licensed Product basis, on the First Commercial Sale of such Licensed Product in such country and (b) expiring on the date of the earlier of (x) the *** anniversary of the First Commercial Sale of such Licensed Product in a country, and (y) the commencement of the *** Profit Share Term, ***. For the avoidance of doubt, the Royalty Term for a given Licensed Product in a given country in the Territory, if not previously expired, will expire immediately upon expiration or termination of this Agreement. On a Licensed Product-by-Licensed Product and country-by-country basis, the royalty rates for the Royalty Term *** within such country.
1.155.    “Safety Stock” has the meaning set forth in Section 3.8.3.
1.156.    “Site” has the meaning set forth in Section 4.2.1(b).
1.157.    “SOPs” has the meaning set forth in Section 4.1.
1.158.    “Specimens” has the meaning set forth in Section 4.6.
1.159.    “Statistical Analysis Plan” has the meaning set forth in Section 4.5.6.
1.160.    “Subject” has the meaning set forth in Section 4.3.2.
1.161.    “Subject Recruitment Plan” has the meaning set forth in Section 4.3.1.
1.162.    “Supply Agreement” has the meaning set forth in Section 3.6.2.

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1.163.    “Term” has the meaning set forth in Section 9.1.
1.164.    “***” has the meaning set forth in Section 9.5.2.
1.165.    “Territory” means all countries of the world other than countries in any *** that have been terminated under this Agreement pursuant to Article 9. For clarity, Territory includes each of the remaining *** under this Agreement (which until the termination of a ***, includes ***).
1.166.    “Third Party” means any Person other than Pfizer, OPKO or their respective Affiliates.
1.167.    “Third Party Claim” has the meaning set forth in Section 10.4.1.
1.168.    “Third Party Infringement” has the meaning set forth in Section 6.4.1.
1.169.    “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.
1.170.    “Transition Plan” has the meaning set forth in Section 2.8.1.
1.171.    “Treaty” has the meaning set forth in Section 5.6.1.
1.172.    “Trial” means all clinical trials, including methodology and non-interventional trials, whether initiated prior to or following the Execution Date, to be conducted pursuant to the Development Plan.
1.173.    “Trial Database” has the meaning set forth in Section 4.5.3.
1.174.    “Trial Master File” has the meaning set forth in Section 4.5.4.
1.175.    “United States” or “U.S.” means the United States of America and all its territories and possessions. For clarity, the United States of America includes Puerto Rico.
1.176.    “Upfront Payment” has the meaning set forth in Section 5.1.
1.177.    “***” means the *** comprised of the ***.
1.178.    “***” means that period beginning on the ***and ending on termination of this Agreement in its entirety ***.

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1.179.    “U.S. Regulatory Approval” means the first achievement of Regulatory Approval of a BLA for a Licensed Product for an Approved Indication.
1.180.    “Valid Claim” means, with respect to a particular country, a claim of a Licensed Patent Right that: (a) is (i) issued or, (ii) as to a claim in a pending patent application which claim was filed in good faith, has been pending for a period of *** or fewer from its first office action; (b) has not been held permanently revoked, unenforceable or invalid by a decision of a court or other Governmental Authority of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal; and (c) has not expired or been cancelled, withdrawn, abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise. For clarity, any pending claim in an application in any country that has not been granted within *** from its first office action shall not be included as a Valid Claim until such claim is granted and the provisions of (b) and (c) above are satisfied.
1.181.    “VAT” has the meaning set forth in Section 5.6.1.
1.182.    “Vendor” means any Third Party with whom a Party may contract for the procurement of services, equipment, tools, materials and/or supplies.
1.183.    “Vendor Agreement” has the meaning set forth in Section 3.1.6(b).
1.184.    “Vendor Oversight Plan” has the meaning set forth in Section 4.8.
1.185.    Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) the word “days” shall mean calendar days, (h) all references herein to Articles, Sections, Exhibits or Schedules shall be construed to refer to Articles, Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto, (i) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (j) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement,

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consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (k) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (l) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or” unless the context dictates otherwise because the subjects of the conjunction are mutually exclusive.

2.	LICENSES.
2.1.    Exclusive License Grant. Subject to the terms of this Agreement, including Section 2.2 and Article 4, as of the Effective Date, OPKO hereby grants to Pfizer an exclusive royalty-bearing license (even as to OPKO and its Affiliates) under the Licensed Technology to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize, and have Commercialized Compounds and Licensed Products in the Territory.
2.2.    Non-Exclusive Grant-Back License. Subject to the terms of this Agreement, as of the Effective Date, Pfizer hereby grants to OPKO and its Affiliates a fully-paid non-exclusive sublicense, with the right to sublicense, under the Licensed Technology and Pfizer’s rights in any Pfizer Developed IP to Develop and have Developed Compounds and Licensed Product in the Territory, solely to the extent necessary for performance by OPKO of its obligations pursuant to Section 2.8 and Article 3 of this Agreement. The foregoing sublicense is further sublicenseable to the extent useful or reasonably necessary for OPKO to fulfill its obligations hereunder.
2.3.    Sublicenses for Pfizer Development and Commercialization.
2.3.1.    Pfizer may not sublicense the rights granted under Section 2.1 in whole or in part without ***
(a)    ***
(b)    ***
In the event that Pfizer or its Affiliates need to grant a sublicense reasonably required for Pfizer to perform its obligations under this Agreement, as contemplated in Sections 2.3.1(a) or 2.3.1(b) above, in connection with the Development, Manufacture and Commercialization of Licensed Products throughout the Territory, and the sublicense is not specifically permitted under Sections 2.3.1(a) or 2.3.1(b), then OPKO agrees to not unreasonably withhold its consent to such sublicense.

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2.3.2.    With respect to a permitted sublicense, (i) the relevant Third Party sublicensee(s) must be reasonably capable of assisting Pfizer in exploiting the market opportunity in the Territory for the Licensed Product based on the Development planned for the Licensed Product at the time of sublicense and must agree in writing to assume Pfizer’s obligations with respect to the Licensed Product hereunder, (ii) Pfizer shall provide OPKO not less than *** days’ prior written notice of such sublicense and shall promptly respond to any reasonable inquiries by OPKO with respect thereto, and (iii) Pfizer shall provide to OPKO no fewer than *** days after execution a copy of each such sublicense, provided that Pfizer may redact confidential information from such sublicense agreement that is not reasonably necessary to demonstrate Pfizer's compliance with the obligations set forth in this Section 2.3. Notwithstanding anything to the contrary, the prior written consent of OPKO shall be required for sublicenses to any Third Party that includes a right of Commercialization of any or all of the Major Market Countries.
2.3.3.    Pfizer shall remain fully responsible to OPKO for the performance of all such permitted sublicensees, including if it has delegated Manufacturing or Commercialization activities to, or otherwise contracted with, a Third Party Manufacturer, as if Pfizer had not so delegated and/or contracted with respect to such responsibilities. Sublicensees shall not have a right to further sublicense other than to their Affiliates. Pfizer shall not have any rights to grant any sublicenses under the Licensed Technology except as otherwise granted in this Section 2.3.
2.4.    Licenses to Pfizer Developed IP. To the extent any of the Pfizer Developed IP relates to or is directed to CTP Technology or any derivatives, variants or improvements thereof (such Intellectual Property Rights, collectively, the “Pfizer Developed CTP IP”) and is useful outside of its use in connection with the Licensed Products, subject to the terms and conditions of this Agreement, Pfizer and OPKO shall negotiate in good faith to seek to agree upon commercially reasonable terms for an exclusive or non-exclusive (at the option of OPKO) licensing arrangement with respect to such Pfizer Developed CTP IP.
2.5.    Direct Licenses to Affiliates. Pfizer may, from time to time, request that OPKO grant licenses directly to Affiliates of Pfizer by giving written notice, upon receipt of which OPKO agrees to enter into and sign a separate direct license agreement with such designated Affiliate of Pfizer. All such direct license agreements shall be consistent with the terms and conditions of this Agreement, except for such modifications as may be required by Applicable Laws in the country in which the direct license will be exercised. The Parties further agree to make such amendments to this Agreement that are necessary to conform the combined terms of such direct licenses and this Agreement to the terms of this Agreement. All costs of making such direct license agreement(s), including OPKO’s reasonable attorneys’ fees, under this Section 2.5 shall be borne by Pfizer.

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2.6.    Right of Reference. OPKO hereby grants to Pfizer a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any analogous Applicable Law recognized outside of the United States), to all data Controlled by OPKO or its Affiliates that relates to any Compound or Licensed Product, and OPKO shall provide a signed statement to this effect, if requested by Pfizer, in accordance with 21 C.F.R. § 314.50(g)(3) (or any analogous Applicable Law recognized outside of the United States).
2.7.    No Implied Rights; Retained Rights. Except as expressly provided in this Agreement, neither Party shall be deemed to have granted the other Party (by implication, estoppels or otherwise) any right, title, license or other interest in or with respect to any Intellectual Property Rights or information Controlled by such Party. For the avoidance of doubt, OPKO retains the right to use the Licensed Technology in order to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize, and have Commercialized products other than Licensed Products, on its own or with any other party throughout the world, and to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized products incorporating the CTP Technology in connection with any polypeptide or other compound which is not a Compound.
2.8.    Transfer Activities.
2.8.1.    Transition Plan. OPKO shall cooperate with and provide timely assistance to Pfizer to ensure the smooth transition and to facilitate the transfer of the Licensed Technology to Pfizer, including taking the actions specified in a transition plan to be agreed by the Parties (the “Transition Plan”). If there is an inconsistency between the Transition Plan and this Agreement, the terms of this Agreement shall prevail.
2.8.2.    Initial Disclosure and Knowledge Transfer. As soon as reasonably possible, *** after the Effective Date, OPKO shall *** transfer to Pfizer true, accurate and complete copies of all Licensed Know-How and material documentation related to Licensed Patent Rights, in each case to the extent developed by OPKO on or prior to the Effective Date, by download of digital files to a secure website or e-room designated and controlled by Pfizer. To the extent that any material Licensed Know-How *** as of the Effective Date, OPKO shall have *** such Licensed Know-How in a reasonably organized and complete form, and *** to Pfizer. Such Licensed Know-How shall include information to assist Pfizer to develop processes and procedures, including training, to Manufacture the ***.
2.8.3.    Continuing Disclosure and Knowledge Transfer. On a ***, or more frequently at the reasonable request of a Party during the Term, each Party shall provide the JDC a written summary of all Know-How and Patent Rights that it develops to the extent such Know-How and/or Patent Rights are or are to be licensed or assigned to the other Party.

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During the Term, each Party shall make appropriate personnel available to the other Party at reasonable times and places and upon reasonable prior notice for the purpose of assisting the other Party to understand and use such Know-How and Patent Rights.

3.	DEVELOPMENT AND COMMERCIALIZATION.
3.1.    Development.
3.1.1.    Development Plan. The Development of the Licensed Product shall be governed by a plan setting forth the proposed overall program of Development of Licensed Product and the respective Development responsibilities of the Parties with respect to such program (the “Development Plan”), as it may be amended from time to time in accordance with Section 3.1.2. The initial Development Plan is attached hereto as Exhibit A. The Parties acknowledge and agree that, as further set forth in the Development Plan, OPKO will be primarily responsible for and shall make all day-to-day decisions regarding the conduct of clinical and associated regulatory activities as specified in the Development Plan, subject to oversight by the JDC. Pfizer will be primarily responsible for and shall make all day-to-day decisions regarding the conduct of CMC activities and the conduct of all other regulatory activities (other than those in respect of OPKO’s clinical activities), including preparation of BLA regulatory submissions and oversight of regulatory activities, as specified in the Development Plan subject to oversight by the JDC. To the extent any terms or conditions of the Development Plan expressly conflict with the terms or conditions of this Agreement, the terms and provisions of this Agreement shall control.
3.1.2.    Development Budget; Allocation of Costs and Expenses.
(a)    The budget in respect of the cost to be incurred in connection with the implementation of the Development Plan (the “Development Budget”) is attached hereto as Exhibit B. The allocation of costs and expenses as between Pfizer and OPKO will be as set forth in the Development Budget; provided, however, that once OPKO has paid, or committed to pay, as its share of the Development Budget, the aggregate sum of *** (the “Development Budget Cap”), all subsequent costs and expenses incurred in connection with the implementation of the Development Plan shall be allocated pursuant to the provisions of Section 3.1.3. Notwithstanding the allocation of costs and expenses set forth in the Development Budget, in the event there is a difference between the budgeted amount for ***.
(b)     In the event the JDC determines that there is overlap and duplication of efforts by Pfizer and OPKO with regard to *** under the Development Plan, the JDC may, in its discretion, reduce the Development Budget Cap.

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(c)    Development Budget changes for Regulatory Amendments and Additional Activities are set forth in Section 3.1.3(b).
(d)    All other amendments or modifications of the Development Budget, including in connection with changes made to the Development Plan in accordance with Section 3.1.3(c), shall be approved by the JDC subject to the Development Budget Cap and the apportionment set forth in Section 3.1.2(a).
(e)    No later than *** days after the end of the Calendar Quarter during which a Party has performed any Development activity in such Calendar Quarter pursuant to the Development Plan, such Party shall submit to the other Party an invoice setting forth the portion of such amount for which the other Party is responsible for payment pursuant to the Development Plan, as such may be amended from time to time. Each invoice shall be accompanied with reasonable supporting explanation for such invoiced amounts.  The other Party (i.e., the Party not performing such Development activity) shall pay such amount invoiced within *** days of the end of the Calendar Quarter.  If both Parties will perform Development activities in such Calendar Quarter pursuant to the Development Plan, the Parties shall consolidate the payments for such Calendar Quarter into a single payment from one Party to the other Party, so that the Parties are each paying the amounts for which they are responsible pursuant to the Development Budget. Any adjustments with respect to any previously submitted invoice by a Party shall be reflected in the next such invoice delivered by such Party to the other Party, such adjustments to be made in a manner consistent with the internal accounting policies of such Party. At the end of each Calendar Quarter, or as otherwise agreed by the JDC, each Party shall submit to the JDC a report setting forth the status of the costs and expenses incurred by the Party in respect of its Development activity in comparison to the related budget for such Development activity as set forth in the Development Plan.
3.1.3.    Changes to the Development Plan.
(a)    Changes to the Development Plan. During the Term, any changes to the Development Plan, including any country-specific appendices required by Applicable Law and changes made in response to any communications with any Regulatory Authorities that require a submission to a Regulatory Authority, an IRB or other ethics committee, will be prepared by OPKO with respect to the clinical activities in the Development Plan and Pfizer with respect to the CMC and regulatory activities in the Development Plan, or an Approved CRO or Approved Vendor, and, except as otherwise set forth in this Article 3, will require the JDC’s approval, to the

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extent responsibility is not already allocated to the Parties under the Development Plan.
(b)    Development Plan: Regulatory Amendments.
(i)    During the Term, if either Party reasonably concludes that the Development Plan requires amendment to comply with (x) any change in Applicable Laws, (y) specific requirements imposed by, or recommendations of any, Regulatory Authorities as a result of the End of Phase II Meetings and necessary to obtain Regulatory Approval for a Licensed Product in one or more of the Primary Indications, or (z) specific requirements imposed by Regulatory Authorities other than those in (y) above (any such required amendments described in (x), (y) or (z), “Regulatory Amendments”), the Parties shall negotiate in good faith to reach resolution regarding appropriate written amendments to the Development Plan and the Development Budget which will set forth any additional or alternative Development activities as may be necessary to implement such Regulatory Amendments. If the Parties are able to reach agreement on such Regulatory Amendments to the Development Plan and the Development Budget, *** in the case of amendments required pursuant to subsection ***, and by *** in the case of amendments required pursuant to subjection *** above. In the event that the Parties cannot so agree on appropriate amendments to the Development Plan and the Development Budget, within *** days following such time as the Parties began such negotiations (or were obligated to enter into such negotiations), either Party shall have the right to submit the matter for resolution in accordance with the arbitration procedure set forth in Section 3.1.3(e) below.
(ii)    If Pfizer is the Prevailing Party following resolution of such matter pursuant to such arbitration procedure, then (x) those amendments and supplements to the Development Plan and the Development Budget that were submitted to the Expert Arbitrator by Pfizer shall automatically be deemed to amend and supplement the Development Plan and the Development Budget, and (y) all additional costs and expenses associated with the Development activities contemplated by such amendments and supplements shall be borne by the Party or the Parties as set forth herein.
(iii)    If OPKO is the Prevailing Party following resolution of such matter pursuant to such arbitration procedure, then (x) those amendments and supplements to the Development Plan and the Development Budget that

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were submitted to the Expert Arbitrator by OPKO shall automatically be deemed to amend and supplement the Development Plan and the Development Budget, and (y) all additional costs and expenses associated with Development activities contemplated by such amendments and supplements shall be borne by the Party or the Parties as set forth herein. In addition, *** shall have the right, in its sole discretion, to submit additional amendments and supplements to the Development Plan and the Development Budget with respect to Development activities that were contemplated in the proposal submitted to the Expert Arbitrator by ***, which additional amendments and supplements shall automatically be deemed to amend and supplement the Development Plan and the Development Budget; provided, that (i) any additional costs and expenses associated with such Development activities shall be borne by *** and (ii) *** shall use Commercially Reasonable Efforts to ensure that the additional activities related to such amendments and supplements do not unnecessarily extend the timeline or cost required to achieve the Primary Regulatory Approval Goals.
(c)    Development Plan: Additional Activities Within Development Plan.
(i)    During the Term, if (x) either Party reasonably concludes that additional Development activities are reasonably necessary in connection with the implementation of the Development Plan, and such activities are within the scope of the Development Plan, or (y) the costs and expenses set forth in the Development Budget are insufficient to allow for a proper implementation of the activities and goals set forth in the Development Plan, the Parties shall negotiate in good faith to reach resolution regarding appropriate amendments to the Development Plan and the Development Budget which will address such additional Development activities or Development Budget shortfall, as the case may be. If the Parties are able to reach written agreement on such amendments to the Development Plan and the Development Budget, all additional costs in respect thereof shall be ***. In the event that the Parties cannot agree on appropriate amendments to the Development Plan and the Development Budget, within *** days following such time as the Parties began such negotiations (or were obligated to enter into such negotiations), either Party shall have the right to submit the matter for resolution in accordance with the arbitration procedure set forth in Section 3.1.3(e) below. Following resolution of any matter so submitted for resolution in accordance with such arbitration procedures, (x) those amendments and supplements to the Development Plan and the Development Budget that were submitted to the Expert Arbitrator by the Prevailing Party

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shall automatically be deemed to amend and supplement the Development Plan and the Development Budget, and (y) all additional costs and expenses associated with the Development activities contemplated by such amendments and supplements *** by the Parties.
(ii)    In addition, *** shall have the right, in its sole discretion, to submit additional amendments and supplements to the Development Plan and the Development Budget which reflect any proposed amendments or supplements that were made by either Party pursuant to clause (i) above, which additional amendments and supplements shall automatically be deemed to amend and supplement the Development Plan and the Development Budget; provided, that (i) any additional costs and expenses associated with such Development activities shall be borne by *** and (ii) *** shall use Commercially Reasonable Efforts to ensure that the additional activities related to such amendments and supplements do not unnecessarily extend the timeline or cost required to achieve the Primary Regulatory Approval Goals.
(d)    Development Plan: New Activities.
(i)    During the Term, either Party can propose that additional Development activities that are outside the scope of the Development Plan and not covered by the provisions of clause (c)(i) above, including any new Trials for new indications, be conducted under the Development Plan and the Development Budget. If such Party and the other Party agree in writing upon such additional Development activities, the Development Plan and the Development Budget shall be amended in writing by the Parties to reflect such agreement of the Parties, and all additional costs and expenses associated with such Development activities shall, unless the Parties otherwise agree, ***.
(ii)    In the event that the Parties do not reach agreement with any such additional Development activities described in clause (i) above, *** shall have the right, in its sole discretion, to complete the activities at its own cost and expense, provided any such new activities shall not interfere with the ability of the Parties ability to timely achieve the Primary Regulatory Approval Goals.
(e)    Arbitration Procedure. If either Party is entitled to submit a disputed matter to arbitration pursuant to this Section 3.1.3 in accordance with the provisions

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of this Section 3.1.3, it may do so by providing written notice to the other Party of its election to submit such matter to arbitration in accordance with this Section 3.1.3(e). Within *** days following notice by either Party to the other of its election to submit such matter to resolution pursuant to the provisions of this Section 3.1.3(e), the Parties shall each submit their respective proposals with respect to amendments and supplements to the Development Plan and the Development Budget to each other and to an independent arbitrator or expert having substantial relevant experience with respect to (i) the budgeting for, planning of and conduct of Trials for biologics of the nature, stage of development, location, and size contemplated by this Agreement and the Development Plan, (ii) regulatory compliance and communications with applicable Regulatory Authorities, or (iii) Development and Manufacturing of pharmaceutical products (including expertise with respect to CMC Information), as applicable, which arbitrator shall be mutually acceptable to the Parties (or failing such agreement, the Parties shall ask the American Arbitration Association to promptly appoint the expert on behalf of the Parties) (the “Expert Arbitrator”). If a Party fails to submit a proposal within such timeframe, then the proposal of the submitting Party shall prevail. Each Party shall have *** days from receipt of the other Party’s submission to submit a written response to such proposal and, at a hearing to take place on no more than *** Business Days and to commence no later than *** days after submission of the written responses, each Party shall have a reasonable period of time, to be determined by the Expert Arbitrator (which period of time shall be sufficient for the Expert Arbitrator to fully understand the proposals and the relative merits thereof), to argue for its proposal before the Expert Arbitrator. The arbitrator(s) shall have the right to meet with the Parties together, as necessary to make a determination. The Expert Arbitrator shall, within *** days after the submission of the responses, or such longer period as the Parties may agree, select the single proposal that, in the determination of the Expert Arbitrator, as a whole is the most consistent with the requirements of this Agreement and the matters relating thereto, and is the most fair and reasonable to the Parties in light of the totality of the circumstances and the terms of this Agreement (the Party that submitted such proposal selected by the Arbitrator, the “Prevailing Party” and the other Party, the “Non-Prevailing Party”). The Parties acknowledge and agree that the rendering of a determination by the Expert Arbitrator shall be deemed effective at the time its determination is made, irrespective of if and when a formal written statement of the Expert Arbitrator’s opinion with respect to such matter, or the basis of its determination, is released. At any time prior to the determination, either Party may accept the other Party’s position on any unresolved issue. The Parties shall inform the Expert Arbitrator of such accepted position and in such event such position will be deemed part of the final resolution of the matter in dispute and no longer subject

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to arbitration. The Expert Arbitrator’s decision shall take into account customary and commercially reasonable industry practices for the conduct of Development activities in compliance with Applicable Law. Any fees, costs, expenses or other amounts payable to the Expert Arbitrator in connection with any arbitration pursuant to this Section 3.1.3(e) shall be borne by the Non-Prevailing Party.
(f)    For the avoidance of doubt, the Parties acknowledge and agree that the resolution of any disputes with respect to the matters contemplated by this Section 3.1.3 shall be resolved exclusively in accordance with the provisions of this Section 3.1.3 and the provisions of Section 11.13 shall not be applicable with respect to any such matters.
3.1.4.    Approvals Under the Development Plan. Each Party will be responsible for obtaining all necessary Regulatory Approvals or other approvals as may be required for the implementation of those parts of the Development Plan allocated to them as their responsibility (including as required by Applicable Law) prior to commencing any Trial, and each Party will reasonably cooperate with the other Party in such regard.
3.1.5.    Sponsor.
(a)    Sponsorship and Responsibilities. During the Term, OPKO will be the regulatory sponsor of a Trial in all countries in the Territory where any Trial is conducted as specified in the Development Plan, except to the extent that the JDC has determined that Pfizer should be the regulatory sponsor, in which case Pfizer will then be such regulatory sponsor, and except as otherwise provided herein, OPKO (or Pfizer where relevant) will have all responsibilities of such regulatory sponsor as specified under Applicable Laws and OPKO and Pfizer will have such other responsibilities as are described in the Development Plan.
(b)    Compliance with the Development Plan and Applicable Laws. During the Term, OPKO and Pfizer will each use Commercially Reasonable Efforts to perform its respective obligations under the Development Plan, and shall conduct all activities allocated to it under the Development Plan and this Agreement in compliance with the Development Plan, all Applicable Laws and obligations imposed by any Regulatory Authorities (including GCP) and the terms of this Agreement.
3.1.6.    Approved CROs and Approved Vendors.
(a)    Approved CROs. Except as otherwise provided herein, OPKO may delegate any of its responsibilities described in Section 3.1.5 to one (1) or more

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CROs determined by the JDC (an “Approved CRO”) pursuant to a written agreement between OPKO and such Approved CRO (a “CRO Agreement”). Each CRO Agreement will enable OPKO to comply with the terms hereof, including, but not limited to, in respect of Section 3.1.5(b), the terms pertaining to ownership of intellectual property and publications and treatment of Confidential Information.
(b)    Approved Vendors. Except as otherwise provided herein, OPKO will be permitted to contract with one or more Vendors determined by the JDC (an “Approved Vendor”) pursuant to a written agreement between OPKO and such Approved Vendor (a “Vendor Agreement”). Each Vendor Agreement will enable OPKO to comply with the terms hereof, including, but not limited to, in respect of Section 3.1.5(b), the terms pertaining to ownership of intellectual property and publications and treatment of Confidential Information.
(c)    Responsibility. For clarity, OPKO will remain responsible for all its obligations under this Agreement, including if it has delegated such to an Approved CRO and/or contracted with an Approved Vendor (except to the extent any Vendor Agreement has been assigned to Pfizer or a Third Party designee of Pfizer), as if OPKO had not so delegated and/or contracted with respect to such responsibilities.
(d)    Applicability to Pfizer. The terms of this Section 3.1.6 shall also apply to Pfizer in circumstances where Pfizer is a regulatory sponsor of a Trial.
3.1.7.    Reporting. During the conduct of the Development Plan, at JDC meetings and as otherwise requested by a Party, each Party shall provide the other Party with updates in writing with respect to its progress under the Development Plan. Each such update shall include a summary of activities under the Development Plan performed by the reporting Party since the previous JDC meeting or request, including (as applicable) a summary of: results, information, and data generated, activities planned with respect to Development going forward (including updates regarding regulatory matters and current and future Development or regulatory plans and activities), challenges anticipated, timeline adjustments, budget updates required by Section 3.1.2(e) and updates regarding intellectual property issues relating to any Compound or Licensed Product.
3.1.8.    Pfizer Retained Rights. Except as contemplated by the Development Plan, Pfizer shall have sole authority over and control of the Development of Compounds and Licensed Product.

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3.2.    Governance of Development Activities; Notifications to the JDC.
3.2.1.    Joint Development Committee. The Parties hereby establish a joint development committee (the “JDC”) to oversee and coordinate the overall conduct and progress of the activities set forth in the Development Plan. The JDC will continue to operate during the term of the Development Plan and ***. The JDC shall provide a forum for sharing the activities conducted, progress against timelines and results achieved under the Development Plan. Each Party, through its representatives on the JDC, shall be permitted to provide advice and commentary with respect to activities performed pursuant to the Development Plan. The JDC may establish other committees, including a joint manufacturing committee to oversee activities. Each Party shall take such advice and commentary into good faith consideration. More specifically, the JDC shall, subject to the provisions of Section 3.1.3:
(a)    oversee, review and coordinate activities and budgets pursuant to the Development Plan, CMC and supply activities for clinical supply and related regulatory strategy, including discussing and making suggestions in response to any notifications described in Section 3.2.4;
(b)    review and approve amendments and modifications to the Development Plan as contemplated herein; and
(c)    exchange and review Development, regulatory, Manufacturing and Commercialization updates and information, as well as disclosures of developed intellectual property; and perform, or delegate to a Party (in the JDC’s discretion), such other duties as are specifically assigned to the JDC under this Agreement.
3.2.2.    Membership. The JDC shall be composed of *** employees from each of Pfizer and OPKO or such other equal number as the Parties may agree. The JDC shall have at least one (1) representative from each Party with relevant decision-making authority, such that the JDC is able to effectuate decisions within the scope of its authority. Any member of the JDC may designate a substitute to attend JDC meetings upon prior written notice to the other Party. The chairperson of the JDC shall be an employee of Pfizer (the “Chairperson”). The Chairperson will be responsible for arranging meetings of the JDC, setting the agenda for such meetings and organizing and overseeing such meetings. Ad hoc guests who are subject to written confidentiality obligations commensurate in scope to the provisions in Section 7.2 may be invited to the JDC meetings, as mutually agreed, so long as the number of guests is reasonable and does not disrupt or delay JDC activities. Each Party may replace its JDC members with other of its employees, at any time, upon written notice to the other Party.

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3.2.3.    Meetings. During the performance of the Development Plan pursuant to Section 3.1, the JDC shall meet, in person (at a location mutually agreeable to the Parties), by teleconference, or by video-teleconference, at least one (1) time per ***.
3.2.4.    Notifications to be Provided to the JDC.
(a)    Trial Information. With regard to both New Trials and Existing Trials, OPKO shall summarize for the JDC for its review and input, including status and any issues related to (i) standard operating procedures, (ii) clinical sites and investigators, (iii) a subject recruitment plan, (iv) the investigator’s brochure, (v) case report forms and a data management plan (and compliance therewith), (vi) an auditing plan, (vii) a monitoring plan (and compliance therewith), (viii) IND and CTA submissions and approvals, (ix) IRB approvals, and (x) reporting mechanisms.
(b)    Unusual or Unforeseen Events. Each Party will promptly notify the JDC of any unforeseen or unusual events that occur in connection with the implementation of the Development Plan, including any events that may affect any of the timelines set forth therein or that may have a material impact on the success of any BLA submissions hereunder by Pfizer.
(i)    Urgent Safety Measures or Serious Breaches. If either Party becomes aware of (a) any urgent safety measures taken by a Clinical Investigator to protect Subjects against any immediate hazard or (b) any serious breaches of the Development Plan or any Applicable Laws (including GCP guidelines), such Party will immediately inform the JDC.
(ii)    Regulatory Inspections. Each Party will promptly notify the JDC within *** of any inspection by any Governmental Authority, including any Regulatory Authority, in connection with Manufacture or any Trial. Each Party will promptly forward to the JDC copies of any inspection findings relating to Licensed Product or this Agreement that a Site receives from any Regulatory Authority and each Party will have a right to comment on any proposed responses related to such inspections to be made to any Governmental Authorities before such responses are made.
(iii)    Government Investigations. Each Party will promptly notify the JDC upon learning of any investigations by any Governmental Authority involving any Third Party conducting activities with respect to the Development Plan, including any Approved CRO or Approved Vendor.

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(iv)    Notification of Error. If either Party learns of an error or omission in the conduct of the activities under the Development Plan that could call into question the validity, or otherwise compromise the quality and/or integrity, of part or all of any of such activities, or other activities conducted in connection therewith, such Party will inform the JDC in writing within *** of such Party learning of such error and/or omission. The members of the JDC will discuss in good faith a remediation plan to address such error within *** days of such written notification. Such remediation plan will not be effective unless and until approved by the JDC in accordance with Section 3.2.5. If the JDC approves such remediation plan, the JDC will provide the responsible Party with written notice thereof, specifying the dates on which, and the detail with which, such responsible Party will be required to update the JDC of its progress with respect thereto.
(v)    Compliance with Laws. With respect to each of the foregoing Sections 3.2.4(b)(i)-(iv), the Party responsible for notifying the JDC will notify the Person to whom notice is required to comply with all Applicable Laws.
3.2.5.    Decision-Making; Limitations on JDC. Decisions of the JDC shall be made by consensus, with the representatives of each Party having collectively one (1) vote in all decisions. Notwithstanding the creation of the JDC, each Party shall retain the rights, powers and discretion granted to it hereunder, and the JDC shall have only such rights, powers and discretion as are specifically assigned to it in this Agreement, and such rights, powers and discretion shall be subject to the terms and conditions set forth herein. Without limiting the generality of the foregoing, the JDC shall have no power to amend, modify or waive compliance with this Agreement, or take any action which, under the terms of this Agreement, requires the consent or agreement of either or both of the Parties, without having received such consent or agreement. In the event that the JDC is unable to reach a consensus decision on a matter that is within its decision-making authority within *** Business Days after it has met and used its best efforts to reach consensus with respect to such decision then, except to the extent provided in Sections 3.1.1 and 3.1.3, such decision shall be made by the representatives of Pfizer unilaterally, and provided that Pfizer shall not have power to unilaterally resolve a dispute: ***. For all purposes under this Agreement, any decision made pursuant to this Section 3.2.5 shall be deemed to be the decision of the JDC.
3.3.    Regulatory Matters. Except as contemplated by the Development Plan or pursuant to this Article 3, Pfizer shall have the sole authority over and control of all regulatory plans and strategies in respect of Compounds and Licensed Products and will own, have sole authority for, and be responsible for preparing, seeking, submitting and maintaining all regulatory filings for the

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BLA and all subsequent supplemental filings and Regulatory Approvals for all Compounds and Licensed Products, including preparing all reports necessary as part of a regulatory filing, Regulatory Approval or Regulatory Exclusivity. To the extent requested by Pfizer from time to time, OPKO shall cooperate with Pfizer and take such reasonable actions to assist Pfizer in making regulatory filings and seeking and maintaining Regulatory Approval and Regulatory Exclusivity. With respect to regulatory activities of OPKO contemplated by the Development Plan:
3.3.1.    Communications with Regulatory Authorities. During the Trials, OPKO shall promptly provide Pfizer access to a copy of any written communication received by OPKO or its representatives from any Regulatory Authority with respect to any Compound or Licensed Product. OPKO will have primary responsibility to respond to such communications; however, if any planed written responses or meetings with Regulatory Authorities relates to information that may affect any of the timelines set forth in the Development Plan or that may have a material impact on the success of any BLA submission by Pfizer, then OPKO shall also notify Pfizer in advance of all such responses or meetings with the Regulatory Authorities, whether in person or by telephone or videoconference and Pfizer shall be entitled to attend and, if appropriate and permitted under Applicable Law, participate in all such meetings with Regulatory Authorities, whether in person or by means of telecommunication; further provided, however, that where such communications concern the CMC Information, Pfizer will have primary responsibility to prepare responses to such communications as described further in this Section 3.3.1. During the preparation and submission of BLAs, to the extent practical, and provided that Pfizer will not be required to incur a substantive delay, OPKO shall be provided with prior notice as reasonably practicable of all proposed communications and meetings by Pfizer with Regulatory Authorities and afforded the opportunity to promptly comment on such communications (and Pfizer shall reasonably take into account such comments) and attend such meetings (unless the Parties shall reasonably determine that such participation would decrease the likelihood of obtaining any requisite Regulatory Approval); provided, further, that notwithstanding anything set forth above, Pfizer will have the sole decision making authority and responsibility with respect to any such communications and meetings with Regulatory Authorities. During the preparation and submissions of BLAs, OPKO will provide reasonable support in the preparation of the relevant sections related to OPKOs clinical activities (including Modules 1 and 2) and provide support to the rapid response team for queries. Each Party will promptly provide the JDC with access to copies of all regulatory communications, and in circumstances during the Trial where such communications require a response that pertains to the CMC Information, OPKO will provide Pfizer with a copy of such communication promptly (and in no event more than *** Business Days) following receipt thereof so that, after having considered any OPKO comments thereto, at Pfizer’s discretion, Pfizer can provide OPKO with the relevant response, which OPKO will submit

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to the applicable Regulatory Authority in whole without any changes, additions or deletions, except with respect to translations to local language required by Applicable Law or with Pfizer’s consent, not to be unreasonably withheld. For clarity, during preparation and submission of the BLAs, if Pfizer receives any correspondence from any Regulatory Authorities, including that relates to the CMC Information, Pfizer will provide OPKO a full and complete copy, of such communication.
3.3.2.    Pfizer Approval of Regulatory Filings. During the Trial activities set out in the Development Plan, OPKO will be the sponsor of all INDs and CTAs and will have responsibility to submit any report or filing to any Regulatory Authority under such IND or CTA. However, if any such report or filing includes any information that may affect any of the timelines set forth in the Development Plan or that may have a material impact on the success of any BLA submissions by Pfizer, OPKO shall provide the JDC with a copy of all such report or filings prior to its intended date of submission and the JDC shall have the right to review, modify and approve all such reports or filings.
3.3.3.    INDs and CTAs.
(a)    Subject to Section 3.3.4(a) below, OPKO will be responsible for preparing, submitting and maintaining the INDs and CTAs required by Applicable Law to conduct each Trial and Pfizer will reasonably cooperate with OPKO in such regard. OPKO will maintain any INDs and CTAs prepared and submitted in connection with the Trial during the Term until transferred to Pfizer, pursuant to Section 3.7.
(b)    In all countries where the Sites are located, Pfizer will prepare and provide to OPKO the CMC information required for all INDs and CTAs and any updates to this information after having considered any OPKO comments thereto. OPKO will submit the CMC information to the Regulatory Authorities as provided by Pfizer without any modification thereto, except with respect to translations to the local language as required by Applicable Law.
3.3.4.    Clinical Trial Registries.
(a)    Subject to Section 3.6, from and after the Effective Date, OPKO will be responsible, in consultation with Pfizer, for registering, maintaining and updating any registries pertaining to any Trial to the extent required by any Applicable Laws, including without limiting the foregoing, www.clinicaltrials.gov, www.clinicalstudyresults.org, and EUDRACT (collectively, the “Clinical Trial Registries”) in all countries in the Territory.

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(b)    For clarity, OPKO will ensure that the information on all Clinical Trial Registries is correct, consistent and in compliance with Applicable Law.
3.3.5.    IND. Subject to Section 3.6, OPKO will be responsible for opening and maintaining the IND and subsequent amendments for Trials set out in the Development Plan.
3.3.6.    Regulatory Exclusivity. Pfizer shall use Commercially Reasonable Efforts to obtain all applicable Regulatory Approvals and Regulatory Exclusivities in each Major Market Country.
3.4.    Cooperation by the Parties.
3.4.1.    Generally.
(a)    Each Party will, upon request, cooperate with and assist the other Party in preparing and maintaining any INDs, CTAs and BLAs for the Licensed Product, and any other submissions and/or communications with the Regulatory Authorities. Such cooperation will extend to consultation by telephone or at the cooperating Party’s normal business location and the provision of information Controlled by a Party, but will not include submissions to any Regulatory Authority for the other Party. Notwithstanding anything to the contrary herein, each Party will provide the other Party with reasonable advance notice of any assistance that it needs in connection with such submissions.
(b)    For clarity, upon Pfizer’s request, OPKO will participate in any meetings with any Regulatory Authorities in connection with any BLA for the Licensed Product. In addition, at scheduled time intervals specified in Section 4.12, OPKO will provide Pfizer with copies of and access to the Clinical Data Package or portions thereof for use by Pfizer in connection with preparing and maintaining BLAs for the Licensed Product, and any other submissions and/or communications with the Regulatory Authorities.  Subject to Article 3, Pfizer will be solely responsible for all such interactions with the Regulatory Authorities in all countries in the Territory, provided that Pfizer shall provide OPKO with a copy of any BLA reasonably in advance of filing to enable OPKO to comment thereon, and Pfizer, at its sole discretion, shall reasonably take into account such comments.
3.4.2.    Clinical Data Package. The “Clinical Data Package” is defined as all information in OPKO’s possession or control, and all information available through access provided to Pfizer that can be obtained by OPKO using Commercially Reasonable Efforts including all Non-Clinical Trial and Clinical Trial data that relates to the Development of

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any Compound or Licensed Product, including provision of the following to Pfizer by OPKO (a) the definitions and attributes that comprise the Clinical Data Package, (b) the data quality management and validation processes that underlie the clinical trials in the Clinical Data Package and any database in which such Clinical Data Package is maintained, (c) the methodologies that have been utilized in converting source data into output (derived) data in connection with the Clinical Data Package, (d) the relevant statistical analysis assumptions or plans for the clinical trials in the Clinical Data Package, (e) audit history of the clinical trials in the Clinical Data Package and the database in which it is maintained, (f) all data, including appropriately de-identified subject-level records, raw datasets, compiled data (derived statistical data sets), trial master files (including other documentation as determined by Pfizer clinical data management, including versions of medical coding dictionaries used, statistical programs to produce tables, listings, and figures, statistical analysis plan, Data Management Plan, statistical programming plan and other Trial Master File documents) and (g) all databases, including the safety database and non-clinical and clinical databases for used for development through the Clinical Trials.
3.4.3.    Transfer of the Data Package.
(a)    Clinical Datasets. A “Clinical Dataset” is defined as a dataset that consists of identifier-stripped versions of all study data at the time of transfer. OPKO will transfer Clinical Datasets in the form of SAS Export/Transport file format (XPT) files.
(b)    Ancillary Documents. In order to make use of the Clinical Datasets, Pfizer will also need the following ancillary documents, which OPKO will provide, as they become available, as Portable Document Format (PDF) files:
(i)    An electronic data dictionary consisting of all versions of the case report forms used in the study, annotated with the variable names and corresponding datasets; and
(ii)     Other documentation as determined by Pfizer clinical data management, including versions of medical coding dictionaries used, statistical programs to produce tables/listing/graphs (TLGs), raw and derived datasets, SAP, Data Management Plan, statistical programming plan and other Trial Master File documents.
(c)    Test Data Transfer. Within *** after study initiation, OPKO will transfer a set of test data to Pfizer. Pfizer will perform certain qualification steps to determine if the transmission meets Pfizer requirements in content and process and if the data will load successfully into the target Pfizer database. OPKO will work

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with Pfizer if changes are needed in the data formatting or transmission process to ensure data quality and usability. OPKO will transfer additional sets of test data if needed after such changes are made and again if there are any changes in the study variables or data collection tools during the study.
(d)    Data Cleaning and Validation. After each transfer of a Clinical Dataset, Pfizer and OPKO will collaborate to ensure that the data meets appropriate quality standards. This may include data queries from Pfizer that OPKO will investigate and resolve.
(e)    Transfer Schedule. The anticipated content and timing of data transfers will be agreed to by the JDC and documented in a data transfer plan.
3.4.4.    Collaboration on Preparations for BLA Regulatory Submissions.

(a)    At the request of the JDC, OPKO will provide to Pfizer all information required for Pfizer to meet its responsibility for BLA/MAA regulatory submissions including:
(i)    Modules M1, M2 or equivalents;
(ii)    Integrated Safety Database (mapped to CDISC);
(iii)    Pre-inspection Visits and Interviews with OPKO during inspections;
(iv)    Rapid response to queries from regulatory authorities;
(v)    Clinical Dataset Transfer (test and final transfers); and
(vi)    Complete Study Reports for all Phase 1, 2 and 3 Trials.
3.5.    Pfizer’s Right to Cross Reference. Upon Pfizer’s written request, OPKO will provide each applicable Regulatory Authority with a letter of authorization for each Regulatory Authority to access any submissions of INDs or CTAs to any Regulatory Authorities made by, or on behalf of, OPKO hereunder in connection with reviewing any regulatory submission or application to any Regulatory Authority made by or behalf of Pfizer or any Third Party designated by Pfizer.
3.6.    Clinical Supply of Licensed Product; Manufacturing for Clinical Supply.
3.6.1.    Supply of Licensed Product; ***; Assignment of *** Agreement. For the conduct of all Existing Trials and as set forth in the Development Plan, OPKO shall be

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responsible for the supply of requisite quantities of Licensed Product. The Parties acknowledge and agree that OPKO may use *** to supply or have supplied to OPKO such quantities of Licensed Product. In addition, at any time that Pfizer may request, OPKO shall assign all of its rights, title and interests in and to the *** Agreement. In the event of such an assignment, Pfizer shall thereafter be responsible for the supply of requisite quantities of Licensed Product in all Existing Trials.
3.6.2.    Pfizer Supply of Licensed Product for Trials. Except as otherwise set forth in the Development Plan, for the conduct of any Trials initiated following the Execution Date, *** will supply or have supplied to *** such quantities of Licensed Product *** that are necessary for *** to conduct the activities that it is responsible for under the Development Plan as provided in a Supply Agreement containing customary terms to be mutually agreed upon by the Parties (the “Supply Agreement”), provided that all *** and a quality agreement reasonably acceptable to each Party in form and substance (the “Quality Agreement”). *** shall also supply ***. OPKO will provide the JDC at each JDC meeting with quarterly reports regarding inventory of Licensed Product and the reasonably anticipated needs for Licensed Product to ensure that Pfizer can supply OPKO with such quantities of Licensed Product at such times as required by OPKO to conduct all activities required to be conducted by OPKO under the Development Plan in compliance with the timelines set forth therein. For clarity, any use of Licensed Product that is not described in the Development Plan will be Pfizer’s sole right and responsibility and OPKO will have no rights or obligations with respect thereto.
3.6.3.    Diligence. If Pfizer is responsible for providing clinical supply of Licensed Product in accordance with Section 3.6.2, Pfizer shall use Commercially Reasonable Efforts with respect to the Manufacture of such Licensed Product to permit the Parties to perform their respective Development obligations in the Development Plan and hereunder without unnecessary expense or delay.
3.6.4.    Use of Licensed Product. OPKO will (i) only use Licensed Product supplied by *** as agreed by the Parties, Pfizer or such Third Parties designated by Pfizer as a supplier of Licensed Product in connection with conducting activities under the Development Plan, and (ii) only use Licensed Product, and provide Licensed Product to permitted Third Party transferees, for the sole purpose of conducting activities under the Development Plan, and in accordance with the terms of this Agreement.
3.6.5.    Complaints Related to Licensed Product, Devices and/or Compounds. As may be further set forth in the Supply Agreement and Quality Agreement, each Party will promptly forward to the JDC any complaints that it receives related to any Compound, Device or Licensed Product. OPKO shall notify Pfizer if it receives any complaints that

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may impact product safety, quality purity and effectiveness of any Compound, Device or Licensed Product used or to be used in connection with activities conducted under the Development Plan, including any Trials in respect thereof, which could result in a product recall. OPKO will respond to any complaints of which OPKO becomes aware relating to any Compound, Device or Licensed Product; provided, that Pfizer will provide reasonable cooperation in connection therewith. Notwithstanding the foregoing, if a complaint pertains to the Manufacturing, appearance or general physical characteristics of any Licensed Product or other processes at any Manufacturing facility, Pfizer will be solely responsible for responding to such complaint.
3.6.6.    Recall of Licensed Products Prior to Regulatory Approval. If the Licensed Product is recalled prior to Regulatory Approval in any jurisdiction in the Territory, OPKO will be responsible for the operational execution of such recall in connection with the activities it has conducted under the Development Agreement (but not in connection with Licensed Product being Commercialized by Pfizer or any other Licensed Product, for which Pfizer will be responsible at its expense). Pfizer will cooperate with OPKO in connection therewith. The costs for such a recall will be at Pfizer’s expense, unless such recall and/or costs were based on the material breach of this Agreement, intentional misconduct, gross negligence or negligence by OPKO and/or any Third Party conducting activities on behalf of OPKO, in which case, OPKO will bear the expense of any such recall.
3.7.    Transfer of Regulatory Filings and Other Data Following Regulatory Approval. At Pfizer’s request following such time as Regulatory Approval is granted to Pfizer, its Affiliates and/or sublicensees, for an Approved Indication in AGHD, PGHD or PSGA, for any Licensed Product in the ***, as applicable:
3.7.1.    OPKO shall, as permitted under Applicable Laws, (i) promptly transfer to Pfizer or a designated Affiliate of Pfizer all such Regulatory Materials and right, title and interest in such Regulatory Materials, as requested by Pfizer, and (ii) thereafter provide such support and assistance to Pfizer or such Affiliate in connection with such matters regarding such Regulatory Materials as may be reasonably requested by Pfizer or such Affiliate from time to time. OPKO shall provide such Regulatory Materials in a format reasonably requested by Pfizer or such Affiliate. All Regulatory Approvals for Licensed Products for which Regulatory Approval has been granted shall be obtained and held in the name of Pfizer or a designated Affiliate of Pfizer, and Pfizer or such Affiliate shall maintain all right, title and interest in and to all such Regulatory Materials.
3.7.2.    Notwithstanding anything in this Agreement or the Development Plan to the contrary, Pfizer shall have sole authority for and be responsible for promptly preparing, seeking, and submitting and for maintaining all regulatory filings and Regulatory Approvals

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for such Licensed Product in such jurisdiction for such Approved Indication. To the extent requested by Pfizer from time to time, OPKO shall cooperate with Pfizer and take such reasonable actions to assist Pfizer in making regulatory filings and maintaining Regulatory Approval for such Licensed Product.
3.8.    Commercial Supply of Licensed Product; Manufacturing for Commercial Supply.
3.8.1.    Pfizer Supply of Licensed Product. During the Term, Pfizer shall have the exclusive right to Manufacture Licensed Products for Commercialization itself or through one or more Affiliates or Third Parties selected by Pfizer in its sole discretion. Pfizer shall use Commercially Reasonable Efforts with respect to the Manufacture of Licensed Products as necessary to perform its Commercialization obligations hereunder.
3.8.2.    Capacity. In the event that the materials and/or Manufacturing capacity required to Manufacture the Licensed Products is not sufficient to meet current or anticipated demand, Pfizer shall notify OPKO of such shortage and *** meet to discuss the shortage, including the proposed measures Pfizer intends to take to address such lack of capacity.
3.8.3.    Safety Stock. From and after the Effective Date, unless otherwise agreed in writing by the parties, Pfizer shall create and adhere to a commercially reasonable plan to maintain an inventory of Licensed Product to seek to meet anticipated demand (the “Safety Stock”). On a *** basis, Pfizer shall provide OPKO updates as to the status of the Safety Stock.
3.9.    Commercialization Activities.
3.9.1.    General. Subject to its diligence obligations, Pfizer shall have sole and exclusive control over all matters relating to the Commercialization of Licensed Products, including sole and exclusive control over (a) pricing of Licensed Products and (b) the negotiation of Licensed Product pricing with Regulatory Authorities and other Third Parties. Pfizer will use Commercially Reasonable Efforts to seek Regulatory Approval, including Pricing Approvals, if required, for Licensed Products in each Major Market Country. Pfizer will use Commercially Reasonable Efforts to Commercialize the Licensed Products in the Major Market Countries ***.
3.9.2.    Branding. Pfizer or its designated Affiliates or sublicensees shall select and own all Trademarks used in connection with the Commercialization of any and all Licensed Products. OPKO and its Affiliates shall use Commercially Reasonable Efforts to not register or use, anywhere in the world, any Trademark which is confusingly similar to any Trademark

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used by or on behalf of Pfizer, its Affiliates or sublicensees in connection with any Licensed Product.
3.9.3.    Progress Reporting. During the first *** following the date upon which the JDC is disbanded pursuant to the provisions of Section 3.2.1, Pfizer shall provide OPKO with written reports, on the *** summarizing Pfizer’s activities to Commercialize Licensed Products and providing any other information as OPKO might reasonably request regarding the Commercialization of Licensed Products. Any information or written report provided by Pfizer to OPKO pursuant to this Section 3.9.3 shall be deemed to be Pfizer’s Confidential Information and subject to the provisions of Section 7.2. Thereafter, Pfizer shall continue to provide such reports ***.
3.10.    Diligence.
3.10.1.    Exceptions to Diligence Obligations. Notwithstanding any provisions of this Agreement to the contrary: (a) if Pfizer, an Affiliate or sublicensee of Pfizer, OPKO or a Third Party generates any safety, tolerability or other data reasonably indicating, as measured by Pfizer’s safety and efficacy evaluation criteria and methodology, or signaling that a Licensed Product has or would have an unacceptable risk-benefit profile, Pfizer may take any and all actions it deems necessary or appropriate in its sole discretion to appropriately address such concerns, including putting on hold or ceasing Development and/or Commercialization of any effected Compound or Licensed Product, or terminating this Agreement in its entirety; and (b) in such event, Pfizer shall not be in breach of this Agreement or any obligation hereunder as a result of Pfizer taking such actions so long as Pfizer is using Commercially Reasonable Efforts to address and, to the extent practicable, remedy the safety issue in order to permit continued Commercialization.
3.10.2.    Assertion of Pfizer Diligence Obligation Claims.  If OPKO reasonably believes that Pfizer is not using Commercially Reasonable Efforts with respect to its obligations to Commercialize a Licensed Product in accordance with this Agreement, then OPKO shall promptly provide to Pfizer written notice documenting in reasonable detail the reasons for such assertion. Promptly upon Pfizer’s receipt of any notice of a potential alleged diligence failure (“Diligence Issue”) pursuant to this Section 3.10.2, Pfizer and OPKO will meet and discuss the specific nature of such Diligence Issue and seek to identify an appropriate corrective course of action. If, no later than *** days after Pfizer’s receipt of such notice, (a) the Parties have not reached consensus regarding whether Pfizer has failed to satisfy its obligations pursuant to Sections 3.8-3.10, and (b) the Parties have not agreed upon an appropriate corrective course of action for such Diligence Issue, then such Diligence Issue will be escalated and resolved pursuant to the provisions set forth in Section 11.13.

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3.11.    Genotropin Products. Pfizer shall have the exclusive right to Develop, Manufacture and Commercialize Genotropin Products itself or through one or more Affiliates or Third Parties selected by Pfizer in its sole discretion. For clarity, and notwithstanding anything in this Agreement to the contrary, Pfizer shall have no diligence obligations with respect to the Development, Manufacture and Commercialization of Genotropin Products. ***.
3.12.    Existing Trials. Except as otherwise set forth in the Development Plan, OPKO shall continue to conduct all Trials initiated prior to the Execution Date (such trials, “Existing Trials”) in accordance with the protocol, standard operating procedures and other development plans established by OPKO with respect to such Existing Trials prior to the Execution Date, subject to oversight by the JDC. OPKO shall keep Pfizer apprised of the progress of all such Existing Trials, engage with Regulatory Authorities, and otherwise perform its Development obligations as provided for in and in accordance with this Article 3. OPKO will provide access to all documents and electronic information currently held by OPKO or OPKO’s CROs and other Vendors, related to all Existing Trials and any completed Trials, and to facilitate site visits by Pfizer. OPKO will undertake specific actions requested by Pfizer to remediate incomplete documentation and make amendments to current SOPs if, in Pfizer’s opinion, these changes are required to meet regulatory requirements or will have a material impact on the success of any BLA submissions by Pfizer.
3.13.    New Trials. Subject to the terms hereof, OPKO shall conduct all Trials initiated following the Effective Date (such trials “New Trials”) in accordance with the protocols, standard operating procedures and other development plans specified by the JDC and set forth in the Development Plan or as otherwise approved by the JDC.
3.14.    Pharmacovigilance and Safety Information Exchange.
3.14.1.    The safety reporting units from each of the Parties will meet and will, within *** of the Effective Date, agree upon the timing for establishing a written agreement for exchanging adverse event and other safety information relating to (a) the Licensed Products, and (b) adverse events attributable to CTP Technology used in other products (the “Pharmacovigilance Agreement”). The Pharmacovigilance Agreement will ensure that adverse event and other safety information is exchanged upon terms that will permit each Party to comply with Applicable Laws and requirements of Regulatory Authorities. This Pharmacovigilance Agreement will be established in advance of the earlier of (1) the first Regulatory Filing in any country in the Territory and (2) the start of any Clinical Trial under an IND or CTA sponsored by Pfizer related to the Licensed Products.
3.14.2.    Following the Execution Date and until such time as the Pharmacovigilance Agreement is executed, within *** Business Days of providing any notification to the JDC

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pursuant to Section 3.2.4, the notifying Party shall provide a copy of such notification to the other Party.
3.14.3.    OPKO agrees to manage pharmacovigilance obligations for the Licensed Products in compliance with global requirements, until such time that these obligations and all needed legacy data can be transferred to Pfizer, as established in Section 3.14.1.
3.14.4.    OPKO agrees to provide the JDC aggregate clinical safety data relating to the Licensed Products for the purposes of assessing potential benefit and risk. The frequency and format for this exchange, including responsible parties, shall be established by the JDC.

4.	TRIAL ACTIVITIES AND RESPONSIBILITIES.
4.1.    SOPs. Subject to the terms hereof, for future Trials, OPKO will conduct, or ensure that each Approved CRO conducts, all Trials in accordance with standard operating procedures (the “SOPs”), access to electronic copies of which will be provided by OPKO to the JDC for review prior to the initiation of each Trial at a time to be determined by the JDC. For existing Trials OPKO will provide access to electronic copies of all current SOPs within ninety (90) days following the Effective Date. Pfizer, from time to time, may request OPKO to make amendments to current SOPs if, in Pfizer’s opinion, these changes are required to meet regulatory requirements or will have a material impact on the success of any BLA submission by Pfizer. In the event of any updates to existing SOPs, or in the event that any Trial is not being conducted in compliance with the SOPs (as updated from time to time), OPKO shall take all such actions as may be necessary to bring such Trial into compliance with the then-current SOPs as promptly as is practicable.
4.2.    Sites and Clinical Investigations.
4.2.1.    Selection of Sites and Investigators.
(a)    The JDC will approve the study sites to conduct each Trial as proposed by OPKO.
(b)    OPKO will enter, and each Approved CRO will enter, into an agreement with each study site; such an agreement will be substantially in the form to be agreed upon by the Parties within *** days following approval by the JDC of the Development Plan (the “Clinical Trial Agreement”) (upon execution of the Clinical Trial Agreement, such study site will be deemed a “Site”), and will provide that any Trial may be freely transferred or assigned to Pfizer or a designee of Pfizer without any negotiation of the CTA necessary. If a study site requires any material changes to such form Clinical Trial Agreement, OPKO will inform the JDC and seek JDC approval of such change, and the JDC will not unreasonably withhold such

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approval. For clarity, each Clinical Trial Agreement will specify reasonable terms, consistent with industry standards for similar agreements, and will expressly require during the period which it is effective the applicable Site and Clinical Investigator to comply with the terms hereof as if such Site and Clinical Investigator were a Party hereto, including the terms pertaining to ownership of Intellectual Property and publications, treatment of Confidential Information and that the Site, the Clinical Investigators and other personnel working on any Trial at each Site have (i) GCP and other appropriate training and experience to conduct such Trial(s), including training with respect to the Development Plan; (ii) access to an adequate number of subjects that satisfy the criteria in the Development Plan to meet subject enrollment requirements for such Trial(s); (iii) any licenses, certifications and/or accreditations required by Applicable Laws; and (iv) understand the Development Plan and their obligation to comply therewith and all Applicable Laws in conducting such Trial(s). Any such representations and warranties will be made for the benefit of OPKO and Pfizer as third party beneficiaries.
(c)    The Clinical Trials Agreements will also provide that the Clinical Investigators, any sub-investigators (e.g., research fellows, residents and associates) and any others required by Applicable Law at each Site complete the financial disclosure document with respect to Pfizer and OPKO, and such financial disclosure document will be substantially in the form to be agreed upon by the Parties within *** days following approval by the JDC of the final Development Plan (the “Financial Disclosure Form”). For clarity, if any of the foregoing individuals do not complete such Financial Disclosure Form, such individuals may not participate in, or do any work in connection with, any Trial.
4.2.8.    Obligations During Trial Conduct.
(a)    From and after the Effective Date, OPKO will conduct meetings with the Clinical Investigators (each, a “Clinical Investigator Meeting”), of which the JDC will be provided with reasonable advance notice and in which Pfizer will have the right (but not the obligation) to attend and participate (at Pfizer’s cost). Minutes of Clinical Investigator Meetings will be made available to the JDC upon request.
(b)    OPKO will provide the JDC with copies of all communications relevant to any Trial and provided to all Sites, and upon request of the JDC, provide the JDC with copies of any other communications between OPKO and any individual Sites and/or any Affiliate or Approved CRO and any individual Sites.

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(c)    If OPKO terminates a Site, OPKO will inform the JDC with the reason for such termination and if reasonably practicable, such notice will be provided reasonably in advance of such termination.
(d)    OPKO will meet its CRO Trial Site Monitoring and Vendor Oversight responsibilities as established by the JDC as specified in Section 4.8.
4.3.    Subjects and Informed Consent.
4.3.1.    Subject Recruitment Plan. OPKO will comply with the subject recruitment plan for each Trial, which will be established by OPKO and communicated to the JDC, for approval by the JDC not to be unreasonably withheld, within a reasonable period of time after the Effective Date not to exceed ninety (90) days (the “Subject Recruitment Plan”) in recruiting subjects to participate in such Trial. For clarity, prior to engaging in any recruiting activities, OPKO will ensure that the applicable IRBs and/or other ethics committees approve any related materials and activities as required by the JDC and all Applicable Laws.
4.3.2.    Informed Consent. OPKO will prepare the informed consent document for use in each Trial. OPKO will ensure that the informed consent of each subject participating in any Trial be obtained in accordance with all Applicable Laws, including completion of the informed consent document; such informed consent document for such Trial will be substantially in the form to be agreed upon by the Parties within *** days following approval by the JDC of the Development Plan (collectively, “Informed Consent”) (upon obtaining such Informed Consent, a prospective subject will be deemed a “Subject”). For clarity, the Informed Consent document that each Subject signs will expressly state that each Subject understands that Pfizer is providing support for such Trial and will authorize disclosure of data and results related to such Trial to Pfizer for any purpose, subject to all Applicable Laws. For clarity, OPKO will be required to obtain Pfizer’s prior written consent (which shall not be unreasonably withheld) for any subsequent material amendments to the form initially agreed upon by the Parties or for translations of such form.
4.3.3.    Inclusion and Exclusion Criteria. Neither OPKO nor any of its Representatives will provide a waiver for any exclusion or inclusion criteria related to a Trial as specified in the Development Plan.  Any changes to the exclusion or inclusion criteria will be subject to an amendment to the Development Plan to be approved by the JDC pursuant to the terms of this Agreement.
4.4.    Investigator’s Brochure. OPKO will prepare and maintain the investigator’s brochure for the Licensed Products. OPKO will, promptly following receipt of written notice from

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Pfizer of the need for the most recent version of the investigator’s brochure, provide Pfizer with such version of the investigator’s brochure.
4.5.    Data Collection and Data Management.
4.5.1.    CRF. From and after the Effective Date, OPKO will be responsible for preparing the CRF for each Trial in accordance with the Development Plan. OPKO will provide the JDC with access to electronic copies of the CRFs for review by the JDC. A CRF is to be completed for each Subject and will be in electronic form, validated and in compliance with all Applicable Laws.
4.5.2.    Data Management Plan.
(a)    OPKO will comply with the data management plan to be agreed upon by the Parties within *** Business Days following approval by the JDC of the Development Plan (the “Data Management Plan”). For clarity, the Data Management Plan will provide Pfizer the right to review the Development Plan, and OPKO will agree to make modifications requested by Pfizer if they are considered by Pfizer to affect any of the timelines set forth in the Development Plan or may have a material impact on the success of any BLA submissions hereunder by Pfizer. The Data Management Plan will be agreed upon by the Parties prior to recruitment of Subjects for any future Trial.
(b)    During the Term, with respect to any data collected in connection with any Trial, OPKO will ensure that such data is held in one or more appropriate facilities with information security protections (including in accordance with all Applicable Laws) including: (i) unique accounts for all operators; (ii) cancellation of an account when an employee or other personnel terminates employment; (iii) deactivation of an account when an employee or other personnel ceases working on the Trial; (iv) required password changes at frequent intervals; and (v) regular backups of electronic data.
4.5.3.    Trial Database.
(a)    OPKO will promptly update the applicable trial database for the data collected from each Site for each Trial (each, a “Trial Database”) upon receiving data for any Trial from any Site, and OPKO will ensure that the Sites, promptly following receipt thereof, provide data in connection with such Trial to OPKO.
(b)    OPKO will provide the JDC with access to electronic copies of such data requested by the JDC at JDC meetings and in accordance with Applicable Laws.

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(c)    If, at any time following the Effective Date, OPKO decides to change the format of the database for any Trial, OPKO will so notify Pfizer and the Parties will cooperate to ensure that the format that OPKO selects permits Pfizer to incorporate the data from the Trial into its relevant systems and is in compliance with all Applicable Laws.
(d)    OPKO will provide SAS datasets to Pfizer in accordance with specifications as defined by Pfizer in Section 4.12: (i) at such times as Pfizer may reasonably request such SAS datasets; (ii) if a safety signal is identified; and/or (iii) if a request is received from any Regulatory Authority.
(e)    OPKO will maintain each Trial Database in accordance with all Applicable Laws, including ensuring that information included in such Trial Database is accurate and up-to-date.
4.5.4.    Trial Master File. Promptly following the Effective Date, OPKO will establish and maintain a trial master file (to the extent they not already established and maintained for any applicable Trial) for any Trials in the format as agreed upon by the JDC (each a “Trial Master File”). Notwithstanding anything to the contrary herein, OPKO will not be permitted to delegate its rights and obligations pursuant to this Section 4.5.4 to any Third Parties without the prior approval of the JDC, except OPKO may delegate its rights and obligations pursuant to this Section 4.5.4 to any of its Affiliates provided that OPKO retains accountability following such delegation.
4.5.5.    Source Data Verification. From and after the Effective Date, OPKO will be responsible for source data verification of data records according to OPKO’s SOPs related to the Monitoring Plan and Vendor Oversight Plan to be agreed as specified in Section 4.8. At Pfizer’s request, OPKO will provide Pfizer with copies of any OPKO reports relating to source data verification and other types of Trial audits.
4.5.6.    Statistical Analysis. From and after the Effective Date, OPKO will perform any statistical analysis required in accordance with the statistical analysis plan for the Trial, a draft of which for any applicable Trial will be attached as an agreement to the Development Plan upon mutual agreement of the Parties (the “Statistical Analysis Plan”).
4.6.    Specimens. Unless otherwise requested by Pfizer, from and after the Effective Date, OPKO (or its designated CRO) will test, store, or manage all biological samples and/or associated slides or blocks (collectively, “Specimens”).

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4.7.    Audits.
4.7.1.    From and after the Effective Date, OPKO will conduct quality oversight inspections and audits of the facilities and services of any CRO or other applicable Third Parties in accordance with its SOPs and pursuant to a quality assurance audit plan (the “Auditing Plan”), and OPKO will provide Pfizer with copies of all audit reports.
4.7.2.    Notwithstanding the foregoing, Pfizer will have the right, but not the obligation, to co-audit with OPKO any sites (including any Sites), facilities and services of any CRO or other applicable Third Party pursuant to the Auditing Plan. OPKO will provide the JDC with written notice of any upcoming audits to enable Pfizer to so participate. If Pfizer chooses to co-audit pursuant to the foregoing sentence, Pfizer will provide OPKO with advance written notice thereof, and OPKO will cooperate with Pfizer with respect to such audit. For clarity, Pfizer’s participation in any auditing activities will not relieve OPKO of its obligations hereunder and Pfizer will be limited to acting in a supporting capacity in any such audit.
4.7.3.    From and after the Effective Date, Pfizer will conduct quality oversight inspections and audits of the manufacturing facilities for any Licensed Products in accordance with its internal policies.
4.8.    Monitoring and Vendor Oversight. From and after the Effective Date, OPKO will monitor each Trial, and share information with the JDC pertaining to monitoring such Trial, in accordance with the monitoring plan for such Trial to be agreed upon by the Parties within ninety (90) days following the Effective Date (each a “Monitoring Plan”). Within *** days following the Effective Date the Parties also will enter into a vendor oversight plan mutually agreeable to the Parties (a “Vendor Oversight Plan”).
4.9.    IRBs and Other Ethics Committees.
4.9.1.    OPKO will be responsible for obtaining the approval of the IRBs and other ethics committees required prior to commencing, and during, the Trial at every Site.
4.9.2.    OPKO will ensure that IRBs and such other relevant ethics committees have current registrations and accreditations as required by Applicable Law, and OPKO will provide all ethics committees, including all IRBs, and Regulatory Authorities, with all necessary documentation prior to, and during the course of, each Trial as required by Applicable Law.
4.9.3.    From and after the Effective Date, OPKO will be solely responsible for responding to all queries from the IRBs and other ethics committees; provided that (a) Pfizer

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will make itself reasonably available to assist with any such queries, and (b) if such query relates solely to the CMC Information, Pfizer will prepare the applicable response and provide OPKO with a copy thereof.
4.9.4.    The ultimate responsibility for fulfillment of all pharmacovigilance obligations resides with the IND or CTA holder and/or the marketing authorization holder according to relevant Applicable Laws.
4.10.    Independent Data Monitoring Committee (“IDMC”). OPKO will establish an IDMC for each Trial if not already established, which will be governed by a charter substantially in the form to be agreed upon by the Parties within *** days of the Effective Date (the “IDMC Charter”). For clarity, the IDMC Charter will specify the number of members of the IDMC, the qualifications of such members, the experience of the chairman of the IDMC, details regarding open and closed sessions, including who can attend any such sessions, and information that the IDMC may share with the Parties, including that efficacy will not be disclosed to either Party until the IDMC has approved such data. OPKO will communicate any decision of the IDMC to the JDC within five (5) Business Days of such decision. OPKO will ensure that the IDMC is provided with all information and data that it requires as specified in the IDMC Charter, and Pfizer will reasonably cooperate with OPKO in such regard. OPKO will ensure that all members of the IDMC have any licenses, certifications and/or accreditations required by Applicable Laws; and understand the Development Plan and their obligation to comply therewith and all Applicable Laws in conducting such Trial(s). Any such representations and warranties will be made for the benefit of OPKO and Pfizer as third party beneficiaries. OPKO will ensure that each member completes the Financial Disclosure Form. For clarity, if any of the foregoing individuals do not complete such Financial Disclosure Form, such individuals may not participate in the IDMC.
4.11.    Environmental Health and Safety.
4.11.1.    In conducting each Trial, OPKO will comply with all Applicable Laws, including those relating to environmental, health and/or safety matters. For clarity, OPKO will be solely responsible for establishing material and specimen handling guidelines and for ensuring use of controls, including appropriate personal protective equipment, that minimize potential worker exposure, obtaining the material safety data sheets and providing the appropriate training for workers who will potentially be exposed to any Compound, Device or Licensed Product.
4.11.2.    OPKO will promptly notify the JDC, in writing, of any worker claims of suspected occupational illnesses related to working with any Compounds, Devices or Licensed Products, or of any known facts or circumstances which could lead to such claims, regardless of whether such claims are received during the Term or any time thereafter. After

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termination of this Agreement for any reason, or expiration of this Agreement, each Party will promptly notify the other Party of any worker claims of suspected occupational illnesses related to working with any Compounds, Devices or Licensed Products during the Term, of which it has knowledge.
4.12    Trial Reports; Safety or Efficacy Data. With respect to each Trial, OPKO shall provide to Pfizer a “topline” report, an “interim study” report, if available, and a final complete study report, as well as any other reports as may be contemplated by the Development Plan, each in accordance with the timelines for delivery and content requirements as are set forth in the applicable statistical analysis plan and Development Plan, including any applicable protocols or statistical study requirements set forth therein. In the event that there are any additional safety or efficacy data pertaining to any Trial that come into the possession of OPKO after providing Pfizer with the final complete study report, OPKO will prepare and promptly provide Pfizer with a supplement to such report.

5.	PAYMENTS.
5.1.    Upfront Payment. Within *** days following the Effective Date, Pfizer shall make a one-time non-refundable and non-creditable payment to OPKO of Two Hundred Eighty-Five Million U.S. Dollars ($285,000,000) (the “Upfront Payment”).
5.2.    Regulatory Milestone Payments. Pfizer shall pay to OPKO the amounts set forth below within *** days following the first occurrence of each event described below (each event, a “Regulatory Milestone” and each payment, a “Regulatory Milestone Payment”), which amounts shall be non-refundable and non-creditable against any other payments due under this Agreement.

Regulatory Milestone	Regulatory Milestone Payment
First achievement of *** of a Licensed Product for an Approved Indication in ***	***
First achievement of *** of a Licensed Product for an Approved Indication in ***	***
First achievement of *** of a Licensed Product for an Approved Indication in ***	***
First achievement of *** of a Licensed Product for an Approved Indication in ***	***
First achievement of *** of a Licensed Product for an Approved Indication in ***	***
First achievement of *** of a Licensed Product for an Approved Indication in ***	***
First achievement of *** of a Licensed Product for an Approved Indication in ***	***

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For the avoidance of doubt: (a) each Regulatory Milestone Payment shall be payable only once upon first achievement of the applicable Regulatory Milestone and only on the first occurrence of the corresponding Regulatory Milestone, regardless of the number of Licensed Products achieving such Regulatory Milestone; (b) a Regulatory Milestone satisfied by a sublicensee or Affiliate of OPKO shall be deemed to have been achieved by OPKO for the purposes of this Section 5.2; and (c) to the extent any ***, which trigger a Regulatory Milestone, *** shall be payable in respect of each such *** as provided above. In addition, and for greater clarity, milestones shall not be paid on ***.
5.3.    Royalty Payments.
5.3.1.    Royalties. Subject to the provisions of Section 5.5 and the *** Pfizer shall pay to OPKO royalties in the amount of the marginal rates set forth below of the aggregate Net Sales resulting from the sales of all Licensed Products in the Territory during each Pfizer Year of the applicable Royalty Term for each Licensed Product (pro-rated for any partial Pfizer Year). Each marginal royalty rate set forth in the table shall apply only to that portion of the Net Sales of a given Licensed Product in the Territory during a given Pfizer Year that falls within the indicated range.

Annual Worldwide Net Sales	Marginal Royalty Rate
Annual Worldwide Net Sales up to and including ***	***
Annual Worldwide Net Sales above ***, up to and including ***	***
Annual Worldwide Net Sales above ***	***

At such time as there is a commencement of the *** Profit Share ***, such that royalties are no longer payable with respect to such *** pursuant to the provisions of this Section 5.3.1, Pfizer’s payment obligations under this Section 5.3.1 with respect to those *** which remain eligible for payment of royalties shall then be calculated based upon the applicable table set forth below rather than the table set forth above for purposes of this Section 5.3.1 (pro-rated for any partial Pfizer Year).

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Royalties payable only for ***:

Annual Net Sales in the ***	Marginal Royalty Rate
Annual Net Sales in the *** up to and including ***	***
Annual Net Sales in the *** above ***, up to and including ***	***
Annual Net Sales in the *** above ***	***

Royalties payable only for ***:

Annual Net Sales in ***	Marginal Royalty Rate
Annual Net Sales in *** up to and including ***	***
Annual Net Sales in *** above ***, up to and including ***	***
Annual Net Sales in *** above ***	***

Royalties payable only for ***

Annual Net Sales in ***	Marginal Royalty Rate
Annual Net Sales in *** up to and including ***	***
Annual Net Sales in *** above ***, up to and including ***	***
Annual Net Sales in *** above ***	***

Royalties payable only for *** and ***:

Annual Net Sales in *** and ***	Marginal Royalty Rate
Annual Net Sales in *** and *** up to and including ***	***
Annual Net Sales in *** and *** above ***, up to and including ***	***
Annual Net Sales in *** and *** above ***	***

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Royalties payable only for *** and ***:

Annual Net Sales in *** and ***	Marginal Royalty Rate
Annual Net Sales in *** and *** up to and including ***	***
Annual Net Sales in *** and *** above ***, up to and including ***	***
Annual Net Sales in *** and *** above ***	***

Royalties payable only for *** and ***:

Annual Net Sales in *** and ***	Marginal Royalty Rate
Annual Net Sales in *** and *** up to and including ***	***
Annual Net Sales in *** and *** above ***, up to and including ***	***
Annual Net Sales in *** and *** above ***	***
5.3.2.    ***. For each of the *** consecutive *** with respect to which royalties are payable pursuant to Section 5.3, OPKO shall receive *** for such period for all countries in the Territory:

Year	***
*** Period	$***
*** Period	$***
*** Period	$***

At such time as there is a commencement of the *** Profit Share Term, such that royalties are no longer payable with respect to such *** pursuant to the provisions of this Section 5.3.2, Pfizer’s payment obligations under this Section 5.3.2 shall be calculated based upon the applicable table set forth below rather than the table set forth above for purposes of this Section 5.3.2. For clarity, the tables set forth below are intended only to provide for alternative *** amounts payable under this Section 5.3.2 for the *** months for which *** are payable (as compared to the table set forth above), and shall not be construed to require the payment of any additional amounts of royalty payments beyond such *** month time period.

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*** payable only for ***:

Year	***
*** Period	$***
*** Period	$***
*** Period	$***

*** payable only for ***:

Year	***
*** Period	$***
*** Period	$***
*** Period	$***

*** payable only for ***:

Year	***
*** Period	***
*** Period	***
*** Period	***

*** payable only for *** and ***:

Year	***
*** Period	***
*** Period	***
*** Period	***

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*** payable only for *** and ***:

Year	***
*** Period	***
*** Period	***
*** Period	***

*** payable only for ***and ***:

Year	***
*** Period	***
*** Period	***
*** Period	***
5.4.    Profit Share Payments.
5.4.1.    Subject to the provisions of Section 5.5, Pfizer shall pay to OPKO gross profit payments in the amount of the marginal rates set forth below of the aggregate Franchise Gross Profit in *** with respect to Licensed Product and Genotropin Product in *** during the *** Profit Share Term***, as applicable, determined as set forth below, based on the percentage of annual Franchise Net Sales attributable to Licensed Product in ***. Each marginal gross profit payment rate set forth in the table shall apply only to that portion of the Franchise Net Sales that falls within the indicated range. Franchise Gross Profits for partial calendar years shall be determined by prorating the annual aggregate thresholds for the relevant ***. An example calculation of gross profit payments under this Section 5.4 is set forth in Schedule 5.4.
5.4.2.    Subject to the caveat in the following sentence, in addition, if there is a ***, which *** occurs not later than the *** anniversary of the commencement of the Profit Share Term *** (whether the *** or the *** Profit Share Term, as applicable), then following the occurrence of such *** and continuing until the *** anniversary of the commencement of such Profit Share Term(s), each threshold dollar amount set forth in the left-hand-most column of the table set out below in this Section 5.4 applicable *** shall be reduced by an amount equal to *** were realized *** during the *** period immediately preceding the occurrence of such ***. Notwithstanding the foregoing, the reductions in threshold dollar amounts contemplated by the prior sentence shall not be applicable in the event that (i) Pfizer

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directly or indirectly *** with respect to, ***, including through the effectuation of an *** agreement *** (ii) there is a subsequent ***, and (iii) such *** had worldwide Net Sales for the *** period prior to the date of *** that were equal to at least *** of the worldwide Net Sales of the *** for the same *** period. If, however, (i) Pfizer directly or indirectly acquires, or obtains rights with respect to, ***, including through the effectuation of an *** agreement involving another Person that ***, (ii) there is a subsequent ***, and (iii) such *** period prior to the date of *** that were less than *** of the worldwide Net Sales of the *** for the same *** period, then following the occurrence of such *** and continuing until the *** anniversary of the commencement of the profit share term ***, each threshold dollar amount set forth in the left-hand-most column of the table set out below in Section 5.4 applicable *** shall be reduced only by an amount equal to the difference between (i) the amount of *** which were realized *** during the *** period immediately preceding the occurrence of such *** and (ii) the amount of *** during the same *** period.
*** Profit Share:

Annual Aggregate *** Franchise Net Sales	Less than or equal to *** of Annual Aggregate *** Franchise Gross Profit is Attributable to Licensed Products	More than *** of Annual Aggregate *** Franchise Gross Profit is Attributable to Licensed Products
Annual Aggregate *** Franchise Net Sales up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***, up to and including ***	***	***

Annual Aggregate *** Franchise Net Sales above ***, up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***	***	***

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*** Profit Share:

Annual Aggregate *** Franchise Net Sales	Less than or equal to *** of Annual Aggregate *** Franchise Gross Profit is Attributable to Licensed Products	More than *** of Annual Aggregate *** Franchise Gross Profit is Attributable to Licensed Products
Annual Aggregate *** Franchise Net Sales up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***, up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***, up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***	***	***

*** Profit Share:

Annual Aggregate *** Franchise Net Sales	Less than or equal to *** of Annual Aggregate *** Franchise Gross Profit is Attributable to Licensed Products	More than *** of Annual Aggregate *** Franchise Gross Profit is Attributable to Licensed Products
Annual Aggregate *** Franchise Net Sales up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***, up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***, up to and including ***	***	***
Annual Aggregate *** Franchise Net Sales above ***	***	***

5.5.    Royalty and Profit Share Payment Adjustments, Statements and Payments.

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5.5.1.    Adjustments. The following adjustments shall be made, on a Licensed Product-by-Licensed Product and country-by-country basis, to the royalties payable pursuant to Section 5.3 and the gross profit payments payable pursuant to Section 5.4:
(a)    No Adjustment for OPKO Third Party Agreements. Subject to Section 3.1.3, OPKO shall be solely responsible for (i) all obligations (including any royalty or other obligations that relate to the Licensed Technology) under its agreements with Third Parties that are in effect as of the Effective Date or that OPKO enters into during the Term, and (ii) all payments to inventors (other than inventors that are Representatives of Pfizer) of the Licensed Technology, including payments under inventorship compensation laws.
(b)    Third Party Patents. If Pfizer, in consultation with OPKO, reasonably (i) determines it is necessary or reasonably useful to obtain a license from a Third Party in order to Develop, Manufacture, Commercialize or use a Licensed Product in a *** in the Territory and to pay a royalty or other consideration under such license (including in connection with the settlement of a patent infringement claim), or (ii) is or becomes subject to a final court or other binding order or ruling requiring any payments, including the payment of a royalty to a Third Party holder of Patent Rights in respect of sales of any Licensed Product in a *** in the Territory, then, without limiting OPKO’s obligations under Section 10.3, the amount of Pfizer, its Affiliates or its sublicensee royalty payments under Section 5.3 with respect to Net Sales for such Licensed Product in such ***, as well as gross profit payments under Section 5.4 with respect to Franchise Gross Profits in such ***, shall each be reduced by *** of the amounts payable and actually paid to Third Parties pursuant to any such Third Party license or such order, such reduction to continue until all such amounts have been expended, provided the reduction shall not exceed *** of the amounts payable to OPKO in any Calendar Quarter.
5.5.2.    Cumulative Royalties and Gross Profit Payments. The obligation to pay royalties and/or gross profit payments under this Agreement shall be imposed only once with respect to any sale of any Licensed Product.
5.5.3.    Royalty and Gross Profit Payment Statements and Payments.
(a)    Within *** days of the end of each Calendar Quarter, Pfizer shall deliver to OPKO a report setting forth, for the most recent Pfizer Quarter ending during such Calendar Quarter, the following information, on a Licensed Product-by-Licensed Product, Genotropin Product-by-Genotropin Product, country-by-country, and Territory-wide basis: (a) Net Sales of each Licensed Product and

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Genotropin Product, (b) Franchise Gross Profits with respect to each Licensed Product and Genotropin Product, (c) the basis for any adjustments to the royalty or gross profit payment payable for the sale of any such Licensed Product and Genotropin Product and (d) the royalty or gross profit payment due hereunder for the sale of each such Licensed Product or Genotropin Product. No such report shall be due for any Licensed Product or Genotropin Products (i) before the First Commercial Sale of a Licensed Product in the *** or (ii) after the Royalty Term and Profit Share Term for such Licensed Product has terminated in *** in the Territory. The total royalty and gross profit payment due and payable for the sale of all Licensed Products during a Pfizer Quarter shall be paid within *** days following the end of such Calendar Quarter. Any adjustments with respect to the calculation of any amount of royalties and/or gross profit which were included in a previously submitted report delivered pursuant to this Section 5.5.3(a) shall be reflected in the next such report delivered by Pfizer to OPKO, such adjustments to be made in a manner consistent with the internal accounting policies of Pfizer.
(b)    *** shall be paid as follows: At the end of the *** period in respect of which a *** is payable, Pfizer shall pay to OPKO within *** days after the end of the *** period in question, and assuming the difference is a positive number, the difference between (i) the applicable *** and (ii) the aggregate amount of all the royalties due and payable to OPKO for the *** period actually paid to OPKO in such period.
5.6.    Taxes and Payments.
5.6.1.    Taxes and Withholding. It is understood and agreed between the Parties that any payments made under this Agreement are exclusive of any value added or similar tax (“VAT”), which shall be added thereon as applicable. Where VAT is properly added to a payment made under this Agreement, the Party making the payment will pay the amount of VAT only on receipt of a valid tax invoice issued in accordance with the laws and regulations of the country in which the VAT is chargeable. In addition, in the event any payments made by Pfizer pursuant to this Agreement become subject to withholding taxes under the Applicable Laws or regulations of any jurisdiction or Governmental Authority, Pfizer shall: (i) deduct and withhold the amount of such taxes for the account of OPKO to the extent required by Applicable Laws or regulations and such amounts payable to OPKO shall be reduced by the amount of taxes deducted and withheld; (ii) pay the amounts of such taxes to the proper Governmental Authority in a timely manner; (iii) transmit to OPKO an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable OPKO, in OPKO’s good faith opinion, to claim such payment of taxes;

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and (iv) cooperate with OPKO in any way reasonably required to obtain available reductions, credits and/or refund of such taxes. Any such withholding taxes required under Applicable Laws or regulations to be paid or withheld shall be an expense of, and borne solely by, OPKO. In order to assist Pfizer in its cooperation referred to in clause (iv) of the foregoing sentence, OPKO shall provide Pfizer with a valid Form W-8BEN-E, Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities), certifying that OPKO is the beneficial owner of the Payments within the meaning of the tax treaty in force between Ireland and the United States (the “Treaty”).
5.6.2.    Currency. All amounts payable and calculations under this Agreement shall be in United States dollars. As applicable, Net Sales, Gross Profits and any royalty or gross profit payment deductions shall be translated into United States dollars at the exchange rate used by Pfizer, in the ordinary course, for public financial accounting purposes. If, due to restrictions or prohibitions imposed by national or international authority, a given payment cannot be made as provided in this Section 5.6.2, the Parties shall consult with a view to finding a prompt and acceptable solution. If the Parties are unable to identify a mutually acceptable solution regarding such payment, then Pfizer may elect, in its sole discretion, to deliver such payment in the relevant jurisdiction and in the local currency of the relevant jurisdiction.
5.6.3.    Method of Payment. Each payment hereunder shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH
(automated clearing house) mechanism or any other means of electronic funds transfer, at the Party to whom payment is due’s election, to the bank account as set forth below or as designated by such Party in writing to the other Party at least *** days before the payment is due:

***	***
***	***
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***	***
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***	***
***	***
***	***
***	***
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5.7.    Inspection of Records.
5.7.1.    Record Keeping. Each Party shall keep and shall cause its Affiliates and sublicensees to keep books and accounts of record setting forth gross sales of the Licensed Product and Genotropin Products, Net Sales, expenses, and COGS on a *** basis sufficient to enable the calculation of amounts payable hereunder to be verified, as well as books and records of the costs and expenses associated with Development activities. Each Party and its Affiliates and sublicensees shall maintain such records during the Term and for a period of at least *** after the final payment has been made under the Agreement.
5.7.2.    Audits. Each Party, upon *** days’ prior notice from the other Party (the “Auditing Party”), shall permit an independent certified public accounting firm of nationally-recognized standing selected by the Auditing Party and reasonably acceptable to the other Party (the “Audited Party”) to examine, at the Auditing Party’s sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify calculation of and the amounts reported by the Audited Party in accordance with Section 5.5, the payment of royalties and gross profit payments hereunder, and to confirm the costs and expenses of each Party associated with Development activities. An examination by either Party under this Section 5.7.2 shall not occur more than *** in any calendar year and shall be limited to the pertinent books and records for any calendar year ending not more than *** before the date of the request. The accounting firm shall be provided access to such books and records at the Audited Party’s or its Affiliates’ facility(ies) where such books and records are normally kept and such examination shall be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a reasonably acceptable non-disclosure agreement before providing the accounting firm with access to the Audited Party’s or its Affiliates’ facilities or records. Upon completion of the audit, the accounting firm shall provide both Pfizer and OPKO a written report disclosing any discrepancies in the reports submitted the Audited Party and, in each case, specific details concerning any discrepancies. No other information shall be provided to the Auditing Party.

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5.7.3.    Overpayments/Underpayments. If, after conducting an audit pursuant to Section 5.7.2, the applicable accounting firm concludes that additional royalties or gross profit payments were due to OPKO, then Pfizer will pay to OPKO the additional royalties or gross profit payments within *** days of the date Pfizer receives such accountant’s written report. Further, if the amount of such underpayments exceeds more than *** of the amount that was properly payable to OPKO, then Pfizer shall reimburse OPKO for OPKO’s out-of-pocket costs in connection with the audit. If the accounting firm concludes that Pfizer overpaid royalties or gross profit payments to OPKO, then OPKO shall refund such overpayments to Pfizer within *** days of the date OPKO receives such accountant’s written report.
5.8.    Confidentiality. Notwithstanding any provision of this Agreement to the contrary, all reports and financial information of Pfizer, its Affiliates or its sublicensees which are provided to or subject to review by OPKO under this Section 5.8 shall be deemed to be Pfizer’s Confidential Information and subject to the provisions of Article 7.
5.9.    No Guarantee of Success. Pfizer and OPKO acknowledge and agree that nothing in this Agreement will be construed as representing an estimate or projection of (i) the successful Development or Commercialization of any Licensed Product under this Agreement, (ii) the number of Licensed Products that will or may be successfully Developed or Commercialized under this Agreement, (iii) anticipated sales or the actual value of any Licensed Products that may be successfully Developed or Commercialized under this Agreement or (iv) the damages, if any, that may be payable if this Agreement is terminated for any reason. Pfizer makes no representation, warranty or covenant, either express or implied, that (A) it will successfully Commercialize or continue to Commercialize any Licensed Product in any country, (B) if Commercialized, that any Licensed Product will achieve any particular sales level, whether in any individual country or cumulatively throughout the Territory, or (C) Pfizer will devote, or cause to be devoted, any level of diligence or resources to Developing or Commercializing any Licensed Product in any country, or in the Territory in general, other than is expressly required under Article 3.

6.	INTELLECTUAL PROPERTY.
6.1.    Ownership and Inventorship.
6.1.1.    Pre-Existing Intellectual Property. Subject to the licenses granted pursuant to Article 2, and except for the Intellectual Property Rights assigned to Pfizer pursuant to Section 6.2.2, each Party shall retain all right, title and interest in and to any Intellectual Property Rights that are Controlled by such Party prior to the Effective Date, or that are Controlled by such Party on or after the Effective Date and are outside the scope of this Agreement. For the avoidance of doubt, as between the Parties, OPKO shall retain sole and

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exclusive ownership and all right, title and interest in and to all Licensed OPKO Core Patents and the CTP Technology.
6.1.2.    Developed Intellectual Property.
(a)    As between the Parties, except for Licensed OPKO Core Patents, Pfizer shall own all right, title and interest in and to any Intellectual Property Rights conceived by Pfizer or its Affiliates, subcontractors or sublicensees in the course of conducting Pfizer’s activities and rights under this Agreement, and that do not name any inventors having an obligation of assignment to OPKO at the time such intellectual property is conceived, discovered, developed or otherwise made (collectively herein, “Pfizer Developed IP”).
(b)    As between the Parties, OPKO shall own and retain all right, title and interest in and to any Intellectual Property Rights conceived, developed or otherwise first made or reduced to practice by OPKO or its Affiliates, subcontractors or sublicensees in the course of conducting OPKO’s activities and rights under this Agreement, and that do not name any inventors having an obligation of assignment to Pfizer at the time such intellectual property is conceived, discovered, developed or otherwise made (collectively herein, “OPKO Developed IP”).
(c)    Except for the Licensed OPKO Core Patents, the Parties shall jointly own all Intellectual Property Rights conceived, developed or otherwise first made or reduced to practice during the course of the Development, Manufacturing or Commercialization of the Compound or Licensed Products hereunder, and that name any inventors having an obligation of assignment to Pfizer and any inventors having an obligation of assignment to OPKO at the time such intellectual property is conceived, discovered, developed or otherwise made (collectively herein, “Joint Developed IP”).
(d)    For the avoidance of doubt, OPKO Developed IP and OPKO’s rights in and to any Joint Developed IP shall be deemed and treated as Licensed Technology licensed by OPKO under Section 2.1 of this Agreement to the extent such OPKO Developed IP and Joint Developed IP relate to Licensed Product.
(e)    For purposes of this Section 6.1.2, inventorship shall be determined in accordance with applicable United States intellectual property laws, regardless of the country in which such intellectual property is conceived, discovered, developed or otherwise made.

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(f)    With regard to intellectual property conceived, discovered, developed or otherwise made or reduced to practice during the course of the Development, Manufacturing or Commercialization of the Compound or Licensed Products, each Party shall promptly notify the other Party of any such intellectual property of which it becomes aware, and the Parties shall confer in a timely manner in order to take such actions as may be reasonably necessary to protect such intellectual property, including but not limited to filing for patent protection.
6.2.    Trademarks.
6.2.1.    All Trademarks filed in the Territory shall be owned by Pfizer, and applications for registration of such Trademarks shall be filed and prosecuted by Pfizer with reasonable assistance from OPKO, if necessary. All costs of the filing of applications for registration of Trademarks in the Territory shall be borne solely by Pfizer.
6.2.2.    Effective as of the Effective Date, OPKO hereby transfers, releases and assigns to Pfizer, all right, title and interest in and to the Trademark LAGOVA and any associated trademarks, logos, copyrights and domain names related thereto, together with (1) the goodwill associated therewith, and (2) all common law rights in the marks and associated Intellectual Property Rights, for its own use and behalf and for the use and behalf of its successors, assigns, licensees and other legal representatives.
6.3.    Patent Prosecution and Maintenance.
6.3.1.    Prosecution and Maintenance of Licensed OPKO Core Patents and OPKO Developed IP.
(a)    First Right to File, Prosecute and Maintain. Subject to Pfizer’s rights set forth in Section 6.3.1(b) below, OPKO shall have the first right, but not the obligation, to file, prosecute and maintain the Licensed OPKO Core Patents and the OPKO Developed IP (together, “OPKO Prosecuted IP”) throughout the world, using outside patent counsel, patent agents and an annuity service of OPKO’s choice that are reasonably acceptable to Pfizer. For avoidance of doubt, nothing herein shall be construed to give OPKO the right to use Pfizer’s Confidential Information in prosecuting OPKO Prosecuted IP or in connection with such prosecution, or prosecute Licensed hGH-Specific Patents (except as otherwise provided with respect to certain continuations, continuations-in part and divisionals pursuant to Section 6.3.2(d)), without Pfizer’s prior written consent. At least forty-five (45) calendar days prior to the applicable date for national stage filing of any international patent application filed under the Patent Cooperation Treaty that is a OPKO Prosecuted IP, OPKO shall provide Pfizer with a list of countries and regions into which OPKO

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intends to file such national stage applications. This list shall include at least the Major Market Countries. Pfizer may request that OPKO file such national stage applications in one or more additional countries. Except as provided in Section 6.3.1(b), OPKO shall retain the sole right and responsibility for prosecuting, maintaining and defending the OPKO Prosecuted IP filed under this Section 6.3.1. OPKO shall be responsible for *** and Pfizer shall be responsible for *** of direct out-of-pocket costs incurred in such activities; provided, however, that if Pfizer provides a written request to OPKO that OPKO file the OPKO Prosecuted IP in a jurisdiction outside the Major Market Countries, *** shall be responsible for *** of direct out-of-pocket costs (including any required translation costs) incurred in such activities.
(b)    Review and Comment. OPKO shall keep Pfizer advised on the status of the prosecution and maintenance of all Licensed Products and Compounds of the OPKO Prosecuted IP in the ordinary course of patent prosecution and in such manner as OPKO or OPKO’s counsel and/or management is informed. OPKO shall provide quarterly docket reports as well as updated docket reports as requested by Pfizer for all Licensed Product and Compounds of the OPKO Prosecuted IP. For the Major Market Countries, and any other countries or patent offices specifically requested in writing by Pfizer, OPKO shall allow Pfizer a reasonable opportunity and reasonable time to review and comment regarding substantive communications from the relevant patent offices or Governmental Authorities and drafts of any responses or other proposed substantive filings before any such filings are submitted to any relevant patent offices or Governmental Authorities, and OPKO shall consider in good faith any reasonable comments offered by Pfizer in preparing any final filings to be submitted to any relevant patent offices or Governmental Authorities.
(c)    OPKO Election to Not Prosecute or Maintain. If OPKO at any time abandons or declines to continue prosecution or maintenance of the patents and applications in a particular country for any Licensed Product and Compounds of the OPKO Prosecuted IP, OPKO shall provide Pfizer with forty-five (45) days prior written notice to such effect, and OPKO shall have no responsibility with respect to the prosecution or maintenance of the applicable Patent Right and no responsibility for any expenses incurred in connection with such Patent Right after the end of such forty-five (45) day period. If Pfizer gives written notice to OPKO before the end of such forty-five (45) day period that Pfizer elects to continue prosecution or maintenance, (a) OPKO, upon Pfizer’s request, shall make reasonable efforts to timely execute such documents and perform such acts, at Pfizer’s expense, as may be reasonably necessary to permit Pfizer to prosecute and maintain such Patent Right at its sole expense, (b) Pfizer shall keep OPKO advised on the status of the prosecution and maintenance of all such Patent Rights annually and at other times as reasonably

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requested by OPKO, and (c) it is agreed that Pfizer may use internal patent counsel, filing clerks and paralegals employed by Pfizer for such activities, including for coordination of worldwide filings of such Patent Rights, for prosecution before the European Patent Office, and for direction of instructing U.S. outside counsel and ex-U.S. patent agents, including providing draft applications and responses, and that Pfizer may employ its preferred patent agents and/or members of the “Pfizer Legal Alliance” to conduct such activities as required for U.S. and ex-U.S. prosecution. If Pfizer does not give written notice to OPKO before the end of such forty-five (45) day period that Pfizer elects to continue prosecution or maintenance of such Patent Right, OPKO shall be entitled to allow such Patent Right to lapse. For avoidance of doubt, nothing herein shall be construed to give Pfizer the right to use OPKO’s Confidential Information in prosecuting OPKO Prosecuted IP or in connection with such prosecution without OPKO’s prior written consent.
(d)    Patent Term Restoration and Extension. Subject to Pfizer’s rights as provided in Section 6.3.2(e), OPKO shall have the exclusive right, but not the obligation, to seek patent term extensions, supplemental protection certificates and the like available under Applicable Law, including 35 U.S.C. § 156 and applicable foreign counterparts, in any country in the Territory in relation to Licensed Product and Compounds of the OPKO Prosecuted IP. OPKO and Pfizer will cooperate in connection with all such activities. OPKO will give due consideration to all suggestions and comments of Pfizer regarding any such activities, but in the event of a disagreement between the Parties, OPKO will have the final decision-making authority; provided, however, that OPKO will seek (or will allow Pfizer to seek) to extend, including through the use of supplemental protection certificates and the like, any OPKO Prosecuted IP at Pfizer’s request unless, in OPKO’s reasonable legal determination, such OPKO Prosecuted IP may not be extended under Applicable Law without limiting OPKO’s right to extend any other Patent Right.
(e)    European Patents with Unitary Effect and Jurisdiction of European Unified Patent Court. OPKO shall have the exclusive right, but not the obligation, to determine in relation to the OPKO Prosecuted IP whether any Patent Right sought in Europe shall be obtained as a national patent of a European state, or as a European patent with unitary effect, including whether to validate a European patent as a national patent or a patent with unitary effect. Where OPKO has the first or sole right to enforce any Patent Right under this Agreement, unless such right to enforce has passed to Pfizer, OPKO shall have the sole right, at any relevant time in the prosecution or enforcement of such Patent Right, to determine whether to subject such Patent Right to the jurisdiction of the Unified Patent Court, including with respect to any infringement or nullity action, and with respect to any decision

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whether to opt-in or opt-out of such jurisdiction. OPKO and Pfizer shall cooperate in connection with all such activities, taking such action in Pfizer’s name if so required. OPKO, its agents and attorneys will give due consideration to all suggestions and comments of Pfizer regarding such determinations, but in the event of a disagreement between the Parties, OPKO shall have the final decision-making authority.
(f)    For the avoidance of doubt, OPKO shall have no obligations to Pfizer with regard to the prosecution and maintenance of OPKO Prosecuted IP as provided in Subsections 6.3.1(a)-(e), and Pfizer shall have no rights with regard to the prosecution and maintenance of OPKO Prosecuted IP as provided in this Subsections 6.3.1(a)-(e), to the extent such OPKO Prosecuted IP does not claim or otherwise impact Intellectual Property Rights associated with the Compounds and/or the Licensed Products.
6.3.2.    Prosecution and Maintenance of Licensed hGH-Specific Patents and Pfizer Developed IP.
(a)    First Right to File, Prosecute and Maintain. Subject to OPKO’s rights set forth in Section 6.3.2(c) below, Pfizer shall have the first right, but not the obligation, to file, prosecute and maintain the Licensed hGH-Specific Patents and Pfizer Developed IP (together, “Pfizer Prosecuted IP”) throughout the world, using outside patent counsel, patent agents and an annuity service of Pfizer’s choice that are reasonably acceptable to OPKO. It is agreed that Pfizer may use internal patent counsel, filing clerks and paralegals employed by Pfizer for such activities, including for coordinating worldwide filings of such Patent Rights, for prosecution before the European Patent Office, and for directly instructing U.S. outside counsel and ex-U.S. patent agents, including providing draft applications and responses. It is also agreed that Pfizer may employ its preferred patent agents and/or members of the “Pfizer Legal Alliance” to conduct such activities as required for U.S. and ex-U.S. prosecution. For avoidance of doubt, nothing herein shall be construed to give Pfizer the right to use OPKO’s Confidential Information or prosecute Licensed OPKO Core Patents in prosecuting Pfizer Prosecuted IP or in connection with such prosecution without OPKO’s prior written consent. At least forty-five (45) calendar days prior to the applicable date for national stage filing of any international patent application filed under the Patent Cooperation Treaty that is a Licensed hGH-Specific Patents or Pfizer Developed IP, Pfizer shall provide OPKO with a list of countries and regions in which Pfizer intends to file such national stage applications. This list shall include at least the Major Market Countries. OPKO may request that Pfizer file such national stage applications in one or more additional countries. Except as provided in Section

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6.3.1(c), Pfizer shall retain the sole right and responsibility for prosecuting, maintaining and defending the Pfizer Prosecuted IP filed under this Section 6.3.2(a). *** shall be responsible for *** of direct out-of-pocket costs incurred in such activities.
(b)    Review and Comment. Pfizer shall keep OPKO advised on the status of the prosecution and maintenance of all Pfizer Prosecuted IP in the ordinary course of patent prosecution and in such manner as Pfizer or Pfizer counsel and/or management is informed. Pfizer shall provide quarterly docket reports as well as updated docket reports as requested by OPKO. For the Major Market Countries, and any other countries or patent offices specifically requested in writing by OPKO, Pfizer shall allow OPKO a reasonable opportunity and reasonable time to review and comment regarding substantive communications from the relevant patent offices or Governmental Authorities and drafts of any responses or other proposed substantive filings before any such filings are submitted to any relevant patent offices or Governmental Authorities, and Pfizer shall consider in good faith any reasonable comments offered by OPKO in preparing any final filings to be submitted to any relevant patent offices or Governmental Authorities.
(c)    Pfizer Election to Not Prosecute or Maintain. If Pfizer makes a decision to abandon or declines to continue prosecution or maintenance of the patents and applications in a particular country for any Pfizer Prosecuted IP, Pfizer shall provide OPKO with forty-five (45) days prior written notice to such effect, and Pfizer shall have no responsibility with respect to the prosecution or maintenance of the applicable Patent Right and no responsibility for any expenses incurred in connection with such Patent Right after the end of such forty-five (45) day period. If OPKO gives written notice to Pfizer before the end of such forty-five (45) day period that OPKO elects to continue prosecution or maintenance, (a) Pfizer, upon OPKO’s request, shall make reasonable efforts to timely execute such documents and perform such acts, at OPKO’s expense, as may be reasonably necessary to permit OPKO to prosecute and maintain such Patent Right at its sole expense and (b) OPKO shall keep Pfizer advised on the status of the prosecution and maintenance of all such Patent Rights annually and at other times as reasonably requested by Pfizer. If OPKO does not give written notice to Pfizer before the end of such forty-five (45) day period that OPKO elects to continue prosecution or maintenance of such Patent Right, Pfizer shall be entitled to allow such Patent Right to lapse. For avoidance of doubt, nothing herein shall be construed to give OPKO the right to use Pfizer’s Confidential Information in prosecuting Pfizer Prosecuted IP or in connection with such prosecution without Pfizer’s prior written consent.

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(d)    Certain Continuations or Divisionals of Licensed hGH-Specific Patents Filed by OPKO.  If OPKO believes that there is subject matter in a Licensed hGH-Specific Patent which can form the basis of a patent application which would be considered a Licensed OPKO Core Patent or a Patent Right unrelated to the Compound or Licensed Product, and OPKO wishes to file a continuation, continuation-in-part or divisional application relating to such subject matter, OPKO shall communicate this to Pfizer and provide a copy of such application to Pfizer prior to the filing of this application, and after the application has been filed all official correspondence and draft responses thereto at least ten (10) business days before such responses are intended to be filed.  Pfizer shall have the opportunity to comment on this application and the draft responses, and such comments shall be reasonably considered and addressed by OPKO.  After communication with and review by Pfizer, OPKO shall have the sole right, but not the obligation to prosecute such applications throughout the world claiming priority to, or the benefit, of a Licensed hGH-Specific Patent as outlined above, provided that the claims are not directed toward the Compound or any Licensed Product.
(e)    Patent Term Restoration and Extension. Upon any Regulatory Approval, Pfizer shall have the exclusive right, but not the obligation, to seek, in OPKO’s name if so required, patent term extensions, supplemental protection certificates and the like available under Applicable Law, including 35 U.S.C. § 156 and applicable foreign counterparts, in any country in the Territory in relation to the Pfizer Prosecuted IP. OPKO shall have no right to seek patent term extensions, supplemental protection certificates and the like as provided in Section 6.3.1(d) unless (i) Pfizer, in its reasonable discretion, determines not to seek such patent term extensions, supplemental protection certificates and the like in relation to the Pfizer Prosecuted IP, or (ii) the applicable time period to seek such patent term extensions, supplemental protection certificates and the like in relation to the Pfizer Prosecuted IP has lapsed or expired. Pfizer and OPKO will cooperate in connection with all such activities. Pfizer will give due consideration to all suggestions and comments of OPKO regarding any such activities, but in the event of a disagreement between the Parties, Pfizer will have the final decision-making authority; provided, however, that Pfizer will seek (or will allow OPKO to seek) to extend, including through the use of supplemental protection certificates and the like, any Pfizer Prosecuted IP at OPKO’s request unless in Pfizer’s reasonable legal determination such Pfizer Prosecuted IP may not be extended under Applicable Law without limiting Pfizer’s right to extend any other Patent Right.
(f)    European Patents with Unitary Effect and Jurisdiction of European Unified Patent Court. Pfizer shall have the exclusive right, but not the

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obligation, to determine in relation to the Pfizer Prosecuted IP whether any Patent Right sought in Europe shall be obtained as a national patent of a European state, or as a European patent with unitary effect, including whether to validate a European patent as a national patent or a patent with unitary effect. Where Pfizer has the first or sole right to enforce any Patent Right under this Agreement, unless such right to enforce has passed to OPKO, Pfizer shall have the sole right, at any relevant time in the prosecution or enforcement of such Patent Right, to determine whether to subject such Patent Right to the jurisdiction of the Unified Patent Court, including with respect to any infringement or nullity action, and with respect to any decision whether to opt-in or opt-out of such jurisdiction. Pfizer and OPKO shall cooperate in connection with all such activities, taking such action in OPKO’s name if so required. Pfizer, its agents and attorneys will give due consideration to all suggestions and comments of OPKO regarding such determinations, but in the event of a disagreement between the Parties, Pfizer shall have the final decision-making authority.
6.3.3.    Liability. To the extent that a Party is obtaining, prosecuting or maintaining a Patent Right or otherwise exercising its rights under this Section 6.3.3, neither such Party, nor any of its Affiliates, employees, agents or representatives, shall be liable to the other Party in respect of any act, omission, default or neglect on the part of any such Affiliate, employee, agent or representative in connection with such activities undertaken in good faith.
6.3.4.    Cooperation. Each Party shall provide the other Party with all reasonable assistance and cooperation in the patent prosecution and extension efforts in accordance with this Section 6.3.4, including by providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution or extension applications.
6.3.5.    Status Updates. Each Party shall provide the other Party with a written status update on the Licensed Patent Rights, including any updates to the list in Schedule 1.96, at least once every *** or earlier upon the reasonable request of the other Party.
6.4.    Enforcement and Defense of Patent Rights.
6.4.1.    Notification. Each Party will promptly notify the other Party in writing of any actual, potential, suspected or threatened infringement, misappropriation or other violation by a Third Party of any Licensed Patent Right of which it becomes aware (“Third Party Infringement”).
6.4.2.    Control.

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(a)    Except as otherwise provided in this Section 6.4.2(a), Pfizer will have the sole right, but not the obligation, to institute litigation or take other steps to remedy Third Party Infringement of any Licensed Patent Rights other than Licensed OPKO Core Patents, and any such litigation or steps will be at Pfizer’s expense; provided that any recoveries resulting from such litigation or steps relating to Third Party Infringement, after deducting Pfizer’s out of pocket expenses (including counsel fees and expenses) in pursuing such claim, will be deemed Net Sales of Licensed Products during the Royalty Term and Franchise Gross Profit during the Profit Share Term. Pfizer will not, without the prior written consent of OPKO, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Licensed Patent Right or Pfizer Developed CTP IP, (ii) requires Pfizer to abandon any Licensed Patent Right or Pfizer Developed CTP IP, or (iii) amends the claim. In order to establish standing, OPKO, upon request of Pfizer, agrees to timely commence or to join in any such litigation, at Pfizer’s expense, and in any event to cooperate with Pfizer in such litigation or steps at Pfizer’s expense. OPKO will have the right to consult with Pfizer about such litigation and to participate in and be represented by independent counsel in such litigation at OPKO’s expense. Pfizer will keep OPKO reasonably apprised of the status of such litigation and shall provide to OPKO all relevant communications, notices and/or documents in a timely fashion.
(b)    Except as otherwise provided in this Section 6.4.2(b), OPKO shall have the first right, but not the obligation, to institute litigation or take other steps to remedy Third Party Infringement of any Licensed OPKO Core Patents and any such litigation or steps will be at OPKO's expense. OPKO will keep Pfizer adequately informed, consult with and work closely with Pfizer, and reasonably consider all recommendations of Pfizer, regarding any such litigation. OPKO will not, without the prior written consent of Pfizer enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Licensed Patent Right or Pfizer Developed CTP IP, (ii) requires Pfizer to abandon any Licensed Patent Right or Pfizer Developed CTP IP, or (iii) amends the claim. In order to establish standing, Pfizer, upon request of OPKO, agrees to timely commence or to join in any such litigation, at OPKO's expense, and in any event to cooperate with OPKO in such litigation or steps at OPKO's expense. As noted above, Pfizer shall consult with OPKO regarding such litigation and have the right to participate in and be represented by independent counsel in such litigation at Pfizer's expense. OPKO will keep Pfizer fully apprised of the status of the litigation and shall provide to Pfizer all relevant communications, notices and/or documents, and proposed filings, in a timely fashion. If OPKO decides not to institute litigation or take other steps to

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remedy Third Party Infringement of any Licensed OPKO Core Patent Right (relating to the Compound or Licensed Product), or if OPKO fails to institute litigation or otherwise take steps to remedy Third Party Infringement within thirty (30) days of its receipt of notice of infringement or such earlier time as required to meet a deadline in the relevant jurisdiction for instituting such litigation, then Pfizer has the second right, but not the obligation to institute such litigation or take other steps to remedy such Third Party infringement at Pfizer's expense. OPKO will have the right to consult with Pfizer about such litigation and to participate in and be represented by independent counsel in such litigation at OPKO’s expense. Pfizer will keep OPKO reasonably apprised of the status of such litigation and shall provide to OPKO all relevant communications, notices and/or documents in a timely fashion.
6.4.3.    Pfizer Election to Not Enforce or Defend. If Pfizer fails to institute litigation or otherwise take steps to remedy Third Party Infringement within *** of its receipt of notice, then OPKO will have the right, but not the obligation, upon *** prior notice to Pfizer, at OPKO’s expense, to institute any such litigation; provided, however, that OPKO will only have the foregoing right if Pfizer would not be required (by Applicable Law or otherwise) to join such litigation as a party and such litigation would not involve a Patent Right covering a then-existing Licensed Product. Pfizer will have no obligation to cooperate with OPKO in any such litigation. Neither Party will incur any liability to the other Party as a consequence of any litigation initiated or pursued pursuant to this Section 6.4.3 or any unfavorable decision resulting therefrom, including any decision holding any Licensed Patent Right invalid or unenforceable.
6.4.4.    Other Actions by Third Parties. Each Party will promptly notify the other Party in the event of any legal or administrative action by any Third Party involving any Licensed Patent Right or Pfizer Developed CTP IP of which it becomes aware, including any nullity, opposition, revocation, interference, reexamination or compulsory licensing proceeding. Pfizer will have the first right, but not the obligation, to defend against any such action involving any Licensed Patent Right, in its own name (to the extent permitted by Applicable Law) or OPKO’s name, and any such defense will be at Pfizer’s expense. OPKO, at Pfizer’s request, agrees to join in any such action at Pfizer’s expense and in any event to cooperate with Pfizer at Pfizer’s expense. If Pfizer fails to defend against any such action involving a Licensed Patent Right, then OPKO will have the right to defend such action, in its own name, and any such defense will be at OPKO’s expense. Pfizer shall keep OPKO reasonably apprised of the status of such Actions and shall allow OPKO a reasonable opportunity and reasonable time to review and comment regarding substantive communications and shall give due consideration to any reasonable comments offered by OPKO.

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6.5.    Allegations of Infringement; Third Party Licenses.
6.5.1.    Notification. If the Development, Manufacture, Commercialization or use of any Compound or Licensed Product, the practice of any Licensed Technology, or the exercise of any other right granted by OPKO to Pfizer hereunder (collectively, the “Licensed Activities”) by Pfizer or any of its Affiliates or permitted sublicensees or the practice of any Licensed Technology by OPKO is alleged by a Third Party to infringe, misappropriate or otherwise violate such Third Party’s Patent Rights or other Intellectual Property Rights, OPKO will notify Pfizer in writing promptly upon becoming aware of such allegation. Additionally, if OPKO determines that, based upon the review of any Third Party Patent Right or other Third Party Intellectual Property Rights, it may be desirable to obtain a license from such Third Party with respect thereto so as to avoid any potential claim of infringement by such Third Party against either Party or their respective Affiliates or sublicensees, then OPKO will promptly notify Pfizer of such determination.
6.5.2.    Pfizer Option to Negotiate. If Pfizer determines, in its reasonable discretion, that, in order for Pfizer, its Affiliates or permitted sublicensees to engage in the Licensed Activities, it is necessary to obtain a license under one or more Patent Rights or other Intellectual Property Rights Controlled by a Third Party, then Pfizer will have the right, but not the obligation, to negotiate and enter into a license or other agreement with such Third Party. All amounts payable under any such license or agreement with a Third Party will reduce Pfizer’s royalty and gross profit payment obligations under this Agreement as and to the extent provided in Section 5.5.1(b). Pfizer shall provide OPKO with a copy of all such Patent Rights, shall keep OPKO reasonably apprised of the status of such negotiations, and shall provide to OPKO copies of all relevant communications and/or documents in a timely fashion.
6.6.    Third Party Infringement Suits.
6.6.1.    Notification. Each Party will promptly notify the other Party in the event that any Third Party files suit or brings any other action alleging patent infringement by Pfizer or OPKO or any of their respective Affiliates or sublicensees with respect to the Development, Manufacture, Commercialization or use of any Compound or Licensed Product or the practice of Licensed Technology (any such suit or other action referred to herein as an “Infringement Claim”).
6.6.2.    Control. In the case of any Infringement Claim against Pfizer (including its Affiliates or sublicensees) alone or against both Pfizer and OPKO (including its Affiliates), Pfizer will have the right, but not the obligation, to control the defense of such Infringement Claim, including control over any related litigation, settlement, appeal or other disposition

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arising in connection therewith. OPKO will cooperate with Pfizer and will have the right to consult with Pfizer concerning any Infringement Claim and to participate in and be represented by independent counsel in any associated litigation in which OPKO is a party at OPKO’s own expense. If Pfizer elects to control the defense of any Infringement Claim then Pfizer will continue to have the right to control using counsel of its own choice and will bear *** of its own attorneys’ fees incurred in investigating, preparing or defending such Infringement Claim. In the case of any Infringement Claim against OPKO alone, Pfizer will have the right to consult with OPKO concerning such Infringement Claim, and Pfizer, upon request of OPKO, will reasonably cooperate with OPKO at OPKO’s expense (but Pfizer will have no obligation to join any Infringement Claim or associated litigation).
6.7.    Orange Book Information. Pfizer will have the sole right, but not the obligation, to submit to all applicable Governmental Authorities patent information pertaining to each Licensed Product pursuant to 21 U.S.C. § 355(b)(1)(G) (or any amendment or successor statute thereto), any similar statutory or regulatory requirement enacted in the future regarding biologic products, or any similar statutory or regulatory requirement in any non-U.S. country or other regulatory jurisdiction. Pfizer shall keep OPKO reasonably apprised of the status of such submissions and shall provide to OPKO all relevant communications, notices and/or documents regarding such submissions in a timely fashion.
6.8.    Biosimilar Notices. Notwithstanding any provision of this Agreement to the contrary, each Party shall, within three (3) Business Days after receipt thereof, give written notice to the other of any notice received from a Third Party of an application for FDA approval under the Biologics Price Competition and Innovation Act of 2009 (or any amendment or successor statute thereto) of a Biosimilar Product, or any certification under a similar statutory or regulatory requirement in any non-United States country in the Territory, claiming that a Licensed Patent Right covering any Product is invalid or that infringement will not arise from the Development, Manufacture or Commercialization of a proposed Biosimilar Product by a Third Party. Upon the giving of such notice, Pfizer shall have the first right but not the obligation, to bring an infringement action against such Third Party in connection with such certification, with the rights and obligations of the Parties as set forth in Section 6.6. Pfizer shall notify OPKO at least ten (10) Business Days prior to the date set forth by statute or regulation with respect to the first response to be made by the BLA holder, of its intent to exercise, or not exercise, this right, and, if Pfizer does not exercise this right, the Parties will have the rights and obligations as set forth in Section 6.6. Any infringement action against a Third Party arising under this Section 6.8 shall be governed by the provisions of this Section 6.8.

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7.	CONFIDENTIALITY.
7.1.    Definition. “Confidential Information” means, with respect to each Party, all Licensed Know-How or other information, including proprietary information and materials (whether or not patentable) regarding or embodying such Party’s technology, products, business information or objectives, that is communicated by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients, on or after the Effective Date, but only to the extent that such Licensed Know-How or other information in written form is marked in writing as “confidential” at the time of disclosure, and such Licensed Know-How or other information disclosed orally or in non-tangible form is (a) identified by the Disclosing Party as “confidential” at the time of disclosure and (b) within thirty (30) days thereafter, the Disclosing Party provides a written summary of such Know-How or other information marked as “confidential”. Notwithstanding the foregoing, information disclosed orally or in non-tangible form that is not subsequently summarized in writing shall be treated as Confidential Information if the circumstances of the disclosure or the nature of the information would reasonably be expected to be confidential. Confidential Information does not include any Licensed Know-How or other information that (a) was already known by the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations under this Agreement, (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party or (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party. The terms and conditions of this Agreement will be considered Confidential Information of both Parties.
7.2.    Obligation; Term. Except to the extent otherwise expressly authorized by this Agreement, the Parties agree that, during the Term and for *** thereafter, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement. For clarity, use of the Disclosing Party’s Confidential Information for the purpose of invalidating Licensed Patent Rights is not a purpose expressly permitted under the terms of the Agreement.
7.3.    Disclosure to Party Representatives. Notwithstanding the provisions of Section 7.2, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party

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to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Article 7.
7.4.    Disclosure to Third Parties. Notwithstanding the provisions of Section 7.2, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary:
7.4.1.    to Governmental Authorities (a) to the extent desirable to obtain or maintain Regulatory Approvals for any Compound or Licensed Product within the Territory, and (b) in order to respond to inquiries, requests or investigations relating to any Compound, Licensed Product or this Agreement;
7.4.2.    to outside consultants, contractors, advisory boards, managed care organizations, non-clinical and clinical investigators, and bona fide potential or actual sublicensees, collaborators, partners or permitted assignees, in each case to the extent desirable to Develop, register or Commercialize any Compound or Licensed Product; provided that the Receiving Party will obtain the same confidentiality obligations from such Third Parties as it obtains with respect to its own similar types of confidential information;
7.4.3.    in connection with filing or prosecuting Patent Rights or Trademarks as permitted by this Agreement;
7.4.4.    in connection with prosecuting or defending litigation as permitted by this Agreement;
7.4.5.    in connection with posting results of and other information about clinical trials to clinicaltrials.gov or PhRMA websites; or
7.4.6.    to the extent necessary or desirable in order to enforce its rights under this Agreement.
If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 7.4, then the disclosing Party shall to the extent possible give sufficient advance written notice of such disclosure to the other Party and take such measures to ensure confidential treatment of such information as is reasonably required by the other Party, at the other Party’s expense. If reasonably practicable under the circumstances, the disclosing party shall give the other Party sufficient advance notice of the text that such Party will have the opportunity to seek, at its own cost, an appropriate protective order or other remedy or waive compliance with the provisions of this Agreement. If a Party seeks a protective order, the other Party agrees to cooperate.

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If the Party seeking the protective order fails to obtain the protective order or waive compliance with the relevant portions of this Agreement, the other Party will disclose only that portion of information concerning the Compound or Licensed Product that its legal counsel determines it is required to disclose.

7.5.    SEC Filings and Other Disclosures. Either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with Applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the world. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 7.5, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure, with the disclosing Party providing as much advanced notice as is feasible under the circumstances, and giving consideration to the comments of the other Party. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 7.5, such Party shall, at its own expense, seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.
7.6.    Residual Knowledge Exception. Notwithstanding any provision of this Agreement to the contrary, Residual Knowledge shall not be considered Confidential Information for purposes of this Section 7.6.
7.7.    Announcements. Except as may be expressly permitted under Section 7.5, and except for OPKO’s press release which shall be in the form of Exhibit C attached hereto, neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party. For the sake of clarity, nothing in this Agreement shall prevent Pfizer from making any scientific publication or public announcement with respect to any Licensed Product under this Agreement; provided, however, that, except as permitted under Section 7.3 or Section 7.4, Pfizer shall not disclose any of OPKO’s Confidential Information in any such publication or announcement without obtaining OPKO’s prior written consent to do so.
7.8.    Publications.
7.8.1.    Publications by Pfizer. During the Term, Pfizer shall submit to OPKO for review and approval any proposed academic, scientific and medical publication or public presentation that contains OPKO’s Confidential Information or relates to a Compound or Licensed Product. Such review and approval will be conducted for the purposes of preserving the value of the Licensed Technology and determining whether any portion of the proposed publication or presentation containing the OPKO’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to OPKO no later than *** before submission for publication or presentation (the “OPKO Review Period”). OPKO shall provide its

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comments with respect to such publications and presentations within *** of its receipt of such written copy. The OPKO Review Period may be extended for an additional *** days in the event OPKO can, within *** days of receipt of the written copy, demonstrate reasonable need for such extension, including for the preparation and filing of patent applications. Pfizer will comply with standard academic practice regarding authorship of scientific publications and recognition of the contribution of other parties in any publication governed by this Section 7.8.1, including International Committee of Medical Journal Editors standards regarding authorship and contributions. For the sake of clarity, Pfizer’s obligation to submit any publication to OPKO for review and approval under this Section 7.8.1 shall not apply to any publication that does not contain OPKO’s Confidential Information or relate in any manner to the Compound or Licensed Product.
7.8.2.    Publications by OPKO. During the Term, OPKO shall submit to Pfizer for review and approval any proposed academic, scientific and medical publication or public presentation that contains Pfizer’s Confidential Information or relates to a Compound or Licensed Product. Such review and approval will be conducted for the purposes of preserving the value of the Licensed Technology and determining whether any portion of the proposed publication or presentation containing the Pfizer’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to Pfizer no later than *** days before submission for publication or presentation (the “Pfizer Review Period”). Pfizer shall provide its comments with respect to such publications and presentations within *** days of its receipt of such written copy. The Pfizer Review Period may be extended for an additional *** days in the event Pfizer can, within *** days of receipt of the written copy, demonstrate reasonable need for such extension, including for the preparation and filing of patent applications. OPKO will comply with standard academic practice regarding authorship of scientific publications and recognition of the contribution of other parties in any publication governed by this Section 7.8.2, including International Committee of Medical Journal Editors standards regarding authorship and contributions. For the sake of clarity, (x) OPKO shall not include in its academic, scientific and medical publications and public presentations any pre-clinical and clinical data and results relating to a Compound or Licensed, including without limitation any such data and results provided to Pfizer under this Agreement, without Pfizer’s prior written consent, such consent not to be unreasonably withheld and (y) OPKO’s obligation to submit any publication to Pfizer for review and approval under this Section 7.8.2 shall not apply to any publication that does not contain Pfizer’s Confidential Information or relate in any manner to the Compound or Licensed Product.

8.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

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8.1.    Mutual Representations and Warranties. Each of OPKO and Pfizer hereby represents and warrants to the other Party, as of the Execution Date and as of the Effective Date, that:
8.1.1.    it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
8.1.2.    the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;
8.1.3.    it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;
8.1.4.    this Agreement has been duly executed and is a legal, valid and Binding Obligation on each Party, enforceable against such Party in accordance with its terms; and
8.1.5.    the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation.
8.2.    Mutual Covenants. Each of OPKO and Pfizer hereby covenants to the other Party that:
8.2.1.    from the Effective Date until the expiration or termination of this Agreement, it will perform its obligations under this Agreement in compliance in all material respects with Applicable Laws; and
8.2.2.    with respect to any Licensed Products, payments or services provided under this Agreement, such Party has not taken and will not during the Term take any action, directly or indirectly, to offer, promise or pay, or authorize the offer or payment of, any money or anything of value in order to improperly or corruptly seek to influence any Government Official or any other person in order to gain an improper advantage, and has not accepted, and will not accept in the future, such payment.
8.3.    OPKO Representations and Warranties. OPKO hereby represents and warrants to Pfizer, as of the Execution Date and as of the Effective Date, that:
8.3.1.    except as set forth in Schedule 8.3, OPKO and its Affiliates own all right, title and interest to the Licensed Technology, all of which is clear of any claims, liens, charges or encumbrances, including under any OPKO Third Party Agreement, that would prevent

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OPKO from granting the rights it is granting to Pfizer hereunder or conflict with the grant of those rights;
8.3.2.    OPKO (including as necessary through appropriate licenses granted to OPKO by its Affiliates) has the full right, power and authority to grant all of the right, title and interest in the licenses and other rights granted or to be granted to Pfizer, Pfizer’s Affiliates or Pfizer’s sublicensees under this Agreement;
8.3.3.    Schedule 1.96 sets forth a true and complete list of all Patent Rights that are a part of the Licensed Technology owned or otherwise Controlled by OPKO or its Affiliates that relate to the Compounds or Licensed Products, or their manufacture or use, including in the case of Patent Rights that are licensed to OPKO, the name of the owner(s) and licensor(s) and the agreement(s) providing OPKO with Control, (b) each such Patent Right remains in full force and effect and (c) OPKO or its Affiliates have timely paid, including within any extension or grace periods, all filing and renewal fees payable with respect to such Patent Rights;
8.3.4.    to its knowledge, it has made available to Pfizer all material scientific and technical information and safety and efficacy information in its possession with respect to the Compounds and Licensed Products;
8.3.5.    to its knowledge, no Third Party has challenged or threatened in writing to challenge the inventorship, Control, right to use, scope, validity or enforceability of any Licensed Patent Right (including, by way of example, through the institution or written threat of institution of interference, derivation, post-grant review, opposition, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);
8.3.6.    it has complied with all Applicable Laws, including any disclosure requirements, in connection with the filing, prosecution and maintenance of the Licensed Patent Rights;
8.3.7.    except as expressly disclosed in Schedule 8.3, to its knowledge, OPKO and its Affiliates have independently developed all Licensed Know-How or otherwise have a valid right to use, and to permit Pfizer, Pfizer’s Affiliates and Pfizer’s permitted sublicensees to use, the Licensed Know-How for all permitted purposes under this Agreement;
8.3.8.    OPKO and its Affiliates have obtained, from all inventors of Licensed Technology, valid and enforceable agreements assigning to OPKO each such inventor’s entire right, title and interest in and to all such Licensed Technology;

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8.3.9.    except as disclosed in Schedule 8.3, to its knowledge, other than ordinary course governmental rights that apply to research performed with federal state or local institutions, no Licensed Technology is subject to any funding agreement with any government or Governmental Authority;
8.3.10.    except as expressly disclosed in Schedule 8.3, neither OPKO nor any of its Affiliates are party to or otherwise subject to any agreement or arrangement which limits the ownership or licensed rights of Pfizer or its Affiliates with respect to, or limits the ability of Pfizer or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any Intellectual Property Right or material (including any Patent Right, Know-How or other data or information) as related to the Compound or Licensed Product, in each case, that would, but for such agreement or arrangement, be included in the rights licensed or assigned to Pfizer or its Affiliates pursuant to this Agreement;
8.3.11.     there are no OPKO Third Party Agreements, other than the OPKO Third Party Agreements disclosed in Schedule 8.3 (each, a “Disclosed Third Party Agreement”), true and complete copies of which have been made available to Pfizer, pursuant to which (a) any Third Party has any right, title or interest in or to, or any license or covenant not to sue under, any Licensed Technology licensed hereunder, or (b) rights granted by or to OPKO or its Affiliates conflict with any right or license granted to Pfizer or its Affiliates hereunder;
8.3.12.    to its knowledge, neither the Compound, nor the Development, Manufacture or manufacture and use of the Compound as conducted by OPKO prior to the Execution Date infringes any then-issued Patent Right of a Third Party;
8.3.13.    to its knowledge, the parties to the Disclosed Third Party Agreements are in compliance in all material respects with all Disclosed Third Party Agreements except to the extent such noncompliance would not conflict with any right or license granted to Pfizer or its Affiliates hereunder;
8.3.14.    to its knowledge, OPKO, its Affiliates and all other Third Parties that have conducted or have otherwise provided materials, support or services for any ongoing Trials are and have been in material compliance with all Applicable Laws, including, where applicable, compliance with GCP, and are and have been in material compliance with any other agreed upon quality standards, in each case at every stage during the said Trials (including protocol and database development, Trial site feasibility and initiation, subject enrollment, Trial study conduct, analysis and reporting) and have not been the subject of any regulatory enforcement action by any Regulatory Authority, or of any circumstances

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that would give rise to any such Third Parties being the subject of any regulatory enforcement action by any Regulatory Authority;
8.3.15.    OPKO is not, and, to its knowledge, no (a) current licensor or (b) clinical research investigator, institution or other Third Party acting on behalf of OPKO in connection with a Trial under a written agreement for services or rights related to Licensed Product (in each case, as applicable) is debarred by any Regulatory Authority or the subject of debarment proceedings by any Regulatory Authority and, in the course of the Development of any Compound, OPKO has not used, and, to its knowledge, (i) no current licensor nor (ii) any clinical research investigators, institutions or other Third Parties acting on behalf of OPKO in connection with a Trial (in each case, as applicable) has used, any employee or consultant that is debarred by any Regulatory Authority or, to OPKO’s knowledge, is the subject of debarment proceedings by any Regulatory Authority;
8.3.16.    to its knowledge, there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to its knowledge, threatened against OPKO or any of its Affiliates or (b) judgment or settlement against or owed by OPKO or any of its Affiliates, in each case in connection with the Licensed Technology, any Compound or any Licensed Product or relating to the transactions contemplated by this Agreement; and
8.3.17.    (a) Invitrogen and its successors have no claim on or other interest in the MOD-4023 cells or any use thereof, (b) other than the license that is in place between OPKO or its Affiliates and Invitrogen or its successor relating to DG44 Materials, no additional license is required from Invitrogen or its successors in order to permit the use of the DG44 Materials or the MOD-4023 cells in commercial bioproduction applications, including for commercial production of Licensed Products, and (c) the only further Third Party intellectual property license that needs to be put in place in order enable the use of the DG44 Materials or the MOD-4023 cells in commercial bioproduction applications, including for commercial production of Licensed Products, without infringing the intellectual property rights of any Third Party is a license for use of these materials in commercial bioproduction applications to be obtained from Lawrence Chasin and Gail Urlaub Chasin.
Reference to “its knowledge” in any of the above provisions of this Section 8.3 means actual knowledge of senior management of OPKO and its Affiliates or other employees of OPKO and its Affiliates responsible for patent matters after reasonable and due inquiry.
8.4.    OPKO Covenants. In addition to the covenants made by OPKO elsewhere in this Agreement, OPKO hereby covenants to Pfizer that, from the Effective Date until expiration or termination of this Agreement, other than in connection with the Agreement:

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8.4.1.    it shall not, and shall cause its Affiliates not to, incur or permit to exist, with respect to any Licensed Technology related to the Compound or any Licensed Product, any lien, encumbrance, charge, security interest, mortgage, liability, assignment, grant of license or other Binding Obligation that is or would be inconsistent with the licenses and other rights granted to Pfizer or its Affiliates under this Agreement;
8.4.2.    it will (a) not enter into any OPKO Third Party Agreement that adversely affects (i) the rights granted to Pfizer, Pfizer’s Affiliates or sublicensees hereunder or (ii) OPKO’s ability to fully perform its obligations hereunder; (b) not amend or otherwise modify any OPKO Third Party Agreement (including any Disclosed Third Party Agreement) or consent or waive rights with respect thereto in any manner that (i) adversely affects the rights granted to Pfizer or Pfizer’s Affiliates or sublicensees hereunder or (ii) OPKO’s ability to fully perform its obligations hereunder; (c) promptly furnish Pfizer with true and complete copies of all amendments to the Disclosed Third Party Agreements and OPKO Third Party Agreements, relating to a Trial and related amendments executed following the Effective Date; (d) remain, and cause its Affiliates to remain, in compliance in all material respects with all OPKO Third Party Agreements relating to a Trial (including Disclosed Third Party Agreements); and (e) furnish Pfizer with copies of all notices received by OPKO or its Affiliates relating to any alleged breach or default by OPKO or its Affiliates under any OPKO Third Party Agreement relating to a Trial (including and Disclosed Third Party Agreement) within five (5) Business Days after receipt thereof;
8.4.3.    where OPKO’s or its Affiliates’ ownership of all right, title and interest to the Licensed Technology is based upon or depends on a sequence of historical transfers of title to any of the Licensed Technology (i.e. chain of title to the Licensed Technology) being valid, effective and free from defects and other problems, if at any time there is a potential defect with the validity or effectiveness in such transfers or other problems in such chain of title, then OPKO and its Affiliates shall, at their expense, with urgency and diligence make any and all corrections and clarifications, including preparing any documents and obtaining any necessary Third Party signatures and consents, as may be necessary, including filing such documents in any patent office as appropriate, to remedy any such problems and to restore such chain of title;
8.4.4.    it will not enter into or otherwise allow itself or its Affiliates to be subject to any agreement or arrangement that limits the ownership or licensed rights of Pfizer or its Affiliates with respect to, or limits the ability of Pfizer or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any existing Licensed Technology or material (including any Patent Right, Know-How or other data or information) as related to the Compound or Licensed Product, in each case, that would, but

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for such agreement or arrangement, be included in the rights licensed or assigned to Pfizer or its Affiliates pursuant to this Agreement;
8.4.5.    unless otherwise agreed by the Parties, it will maintain valid and enforceable agreements with all Persons acting by or on behalf of OPKO or its Affiliates under this Agreement that require such Persons to assign to OPKO their entire right, title and interest in and to all Licensed Technology as related to the Compound or Licensed Product;
8.4.6.    OPKO and its Affiliates shall, at their sole expense, timely satisfy in full any and all obligations owed to Israel’s Office of the Chief Scientist within the Ministry of Economy (“OCS”), including in relation to any grants OCS previously provided to OPKO or its Affiliates, in each case relating to the Licensed Products and/or the Development thereof; and
8.4.7.    Promptly following the Effective Date, OPKO shall obtain, at its cost and expense, a license for commercial bioproduction applications to utilize the DG44 cell line materials used by OPKO and its Affiliates in relation to the Licensed Products (“DG44 Materials”), which license shall be obtained in such a manner that it extends to each of Rentschler, Pfizer and any designee of OPKO in the event of a termination of this Agreement or a *** hereunder.
8.5.    ***.
8.5.1.    ***.
8.5.2.    ***.
8.6.    Compliance with Law and Ethical Business Practices. In addition to the other representations, warranties and covenants made by each Party elsewhere in this Agreement, each Party represents and warrants or covenants and agrees, as applicable, with the other Party that during the Term:
8.6.1.    it is licensed, registered, or qualified under all Applicable Laws to do business, and has obtained such licenses, consents, authorizations or completed such registrations or made such notifications as may be necessary or required by Applicable Law to provide any products, goods or services encompassed within this Agreement, and providing such products, goods or services is not inconsistent with any other obligation of such Party;
8.6.2.    in conducting its activities hereunder, such Party will and will cause its Affiliates and, to the extent of its legal right to do so, use reasonable efforts to cause its other

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Representatives to comply in all material respects with all Applicable Laws and accepted pharmaceutical industry business practices, including, to the extent applicable to such Party and each of its Affiliates and other Representatives: the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301, et seq.), the Anti-Kickback Statute (42 U.S.C. § 1320a-7b), the Civil Monetary Penalty Statute (42 U.S.C. § 1320a-7a), the False Claims Act (31 U.S.C. § 3729 et seq.), comparable state statutes, the regulations promulgated under all such statutes, and the regulations issued by the FDA;
8.6.3.    with respect to any products, payments or services provided under this Agreement, it has not taken and will not during the Term take any action directly or indirectly to offer, promise or pay, or authorize the offer or payment of, any money or anything of value in order to improperly or corruptly seek to influence any Government Official or any other person in order to gain an improper advantage, and has not accepted, and will not accept in the future, such payment;
8.6.4.    it complies with the laws and regulations of the countries where it operates, including anti-bribery and anti-corruption laws, accounting and record keeping laws, and laws relating to interactions with healthcare professionals or healthcare providers and Government Officials;
8.6.5.    to its knowledge, it and each of its Affiliates has been and will, for the Term, be in compliance with all applicable global trade laws, including those related to import controls, export controls or economic sanctions, and such Party will cause each of its Affiliates to remain in compliance with the same during the Term;
8.6.6.    to its knowledge, except to the extent permissible under United States law, neither it nor any of its Affiliates has, on its own behalf or acting on behalf of any other Person, directly or indirectly engaged with, and will not for the Term, directly or indirectly engage in any transactions with, or otherwise deal with, any country or Person targeted by United States, European Union, United Kingdom or other relevant economic sanctions laws in connection with any activities related to such Party’s interaction with the other Party, including those contemplated under this Agreement; and
8.6.7.    it is, as between the Parties, solely responsible for ensuring Compliance by it and its Affiliates.
8.7.    Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

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8.8.    Disclaimer. THE REPRESENTATIONS AND WARRANTIES OF EACH PARTY IN THIS AGREEMENT ARE IN LIEU OF ANY OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

9.	TERM AND TERMINATION.
9.1.    Term. The term of this Agreement (the “Term”) will commence on the Execution Date and end as follows: (a) if the Royalty Term expires prior to the initiation of a Profit Share Term, the Term shall terminate at end of the Royalty Term; (b) if a Profit Share Term begins prior to the expiration of the Royalty Term, the Term shall terminate *** in the Territory, unless, in either case of (a) and (b), this Agreement is terminated earlier as permitted in this Article 9.
9.2.    Termination for Uncured Material Breach. Either Party may terminate this Agreement for cause at any time during the Term by giving written notice to the other Party in the event that such other Party commits a material breach of its obligations under this Agreement and such material breach remains uncured for *** days (or *** days for any payment breach) from the date of receipt of such notice by the breaching Party; provided, however, that if any breach is not reasonably curable within *** days and if the breaching Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties in order to permit the breaching Party a reasonable period of time to cure such breach. If the breaching Party disputes in good faith that it has materially breached one of its obligations under this Agreement, termination shall not take effect pending resolution of such dispute pursuant to Section 11.13 so long as Commercialization of Genotropin Products and Licensed Products continues in at least all countries in which Commercialization was ongoing as of the date of receipt of written notice of breach by the breaching Party. If, as a result of the application of such dispute resolution procedures, the breaching Party is determined to be in material breach of one or more of its obligations under this Agreement, then if the breaching Party fails to complete the actions specified to cure such breach within *** days (or *** days for any payment breach) after such ruling, then the complaining Party may terminate this Agreement upon written notice to the breaching Party.
9.3.    Termination at Will. Upon delivery of at least *** prior written notice to OPKO, Pfizer shall have the right to terminate this Agreement for any reason (a) in its entirety, or (b) with respect ***. For clarity, termination by Pfizer of the last remaining *** under this Agreement shall be deemed to be termination of this Agreement in its entirety.
9.4.    Termination for a Bankruptcy Event.
9.4.1.    Termination Right. Each Party shall have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to the other Party. “Bankruptcy

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Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within ninety (90) days after they are instituted, (b) the filing of an insolvency proceeding or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature, (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code, (d) appointment of a receiver for all or substantially all of a Party’s assets, or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.
9.4.2.    Rights to Intellectual Property. All rights and licenses granted under or pursuant to this Agreement by OPKO are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that Pfizer, as licensee of intellectual property under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that in the event of a rejection of this Agreement by OPKO in any bankruptcy proceeding by or against OPKO under the Bankruptcy Code or foreign equivalent, (a) Pfizer shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in Pfizer’s possession, shall be promptly delivered to it upon Pfizer’s written request therefor, and (b) OPKO shall not interfere with Pfizer’s rights to intellectual property and all embodiments of intellectual property, and shall assist and not interfere with Pfizer in obtaining intellectual property and all embodiments of intellectual property from another entity. The term “embodiments” of intellectual property includes all tangible, intangible, electronic or other embodiments of rights and licenses hereunder, including all compounds and products embodying intellectual property, Licensed Products, filings with Regulatory Authorities and related rights, and Licensed Technology.
9.5.    Effects of Expiration or Termination.
9.5.1.    Termination Prior to the License Effective Date. If this Agreement is terminated by either Party for any reason (including in the event of HSR Filing denial pursuant to Section 11.2) prior to the Effective Date, then except as otherwise expressly

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provided herein, all rights, licenses and sublicenses granted by either Party to the other Party hereunder will cease and each of the Parties will be relieved of its duties and obligations arising under this Agreement after the date of such termination.
9.5.2.    Partial Termination. In case of termination of this Agreement, not in its entirety, but with respect to only ***, by Pfizer pursuant to Section 9.3 (a “Partial Termination” and *** in which such Partial Termination occurs, a “***”), then the effects of termination described under Section 9.5.3 shall only apply to the ***, and this Agreement shall remain in full force and effect in accordance with its terms in *** of the Territory.
9.5.3.    Termination by OPKO for Uncured Material Breach or Bankruptcy Event; Termination by Pfizer at Will. In the event that OPKO terminates this Agreement pursuant to Section 9.2 or Section 9.4, or Pfizer terminates this Agreement in whole or in part pursuant to Section 9.3, the following will apply in respect of the *** or Agreement, as the case may be.
(a)    License. Effective upon the date of termination for the Agreement or each ***, Pfizer hereby grants to OPKO a fully *** non-exclusive, perpetual, irrevocable, sublicenseable right and license under the Pfizer Developed IP to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize, and have Commercialized Compounds and Licensed Products; provided, that upon request of OPKO, the Parties shall negotiate in good faith *** Neither Party will be obligated to enter into any transaction described in this Section 9.5.3(a), and neither Party will have any liability to the other for failure to do so.
(b)    Marks. To the extent that Pfizer is Commercializing any Licensed Product under any Trademark that is neither (i) used for any other products in Pfizer’s portfolio, nor (ii) confusingly similar to any other trade mark used for any other products in Pfizer’s portfolio, Pfizer shall, upon OPKO’s request, assign such Trademark to OPKO. As part of the termination transition plan, the Parties shall reach agreement on commercially reasonable terms for procedures and obligations to address functional areas in which each Party’s respective Licensed Product activities inside and outside of the Territory following termination of *** may have an impact on one another, including pharmacoviligence, coordination of brand messaging and coordination on any further Development efforts.
(c)    Transition. Prior to the effective date of any termination or partial termination of this Agreement, the Parties shall negotiate in good faith and agree upon an outline and estimated schedule for transition of Intellectual Property and Licensed Products to OPKO, to be reflected in a commercially reasonable

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termination transition plan and, if appropriate, a transition agreement, to seek to minimize any disruption to the Development or Commercialization of the Licensed Product (including therapy and coverage for patients, patient support activities, and pharmacovigilence reporting). The termination transition plan, and any transition agreement, shall provide for undertaking Commercially Reasonable Efforts for development and regulatory activities, support in commercialization activities, and such other matters as the parties may agree, including, if appropriate, a governance structure to allow for decision-making to be made on transition issues. Pfizer shall use diligent efforts to cooperate with OPKO or its designee to effect a smooth and orderly transition, which transition shall not exceed ***, except with respect to supply of Licensed Product which shall continue for the period contemplated herein.
(d)    Ongoing Trials. In the event of: (x) a termination of this Agreement in its entirety, with respect to ongoing clinical trials and investigator-initiated trials involving a Licensed Product or related Device supported, directly or indirectly, by Pfizer or its Affiliates; or (y) in the event of a termination of this Agreement in part by Pfizer pursuant to Section 9.3, with respect to those ongoing clinical trials and investigator-initiated trials involving a Licensed Product or related Device supported, directly or indirectly, by Pfizer or its Affiliates that relate only to a country or countries that are located in the *** so terminated; the Parties will, with respect to such trials:
(i)    Within *** days of the date of the notice of termination, Pfizer will provide OPKO with a list of ongoing clinical trials and investigator-initiated trials involving a Licensed Product or related Device supported, directly or indirectly, by Pfizer or its Affiliates. The trial listing shall include material details of the trials such as protocol summary, dates, sites, budget expended and estimated budget remaining, number of patients, current enrollment and safety issues. Pfizer shall promptly answer any questions of OPKO as to the status or details of any such trial. Prior to the date of termination, OPKO will notify Pfizer as to any trial for which OPKO wishes to assume responsibility and, Pfizer shall, at OPKO’s cost and expense for activities after termination, complete such Trial. Notwithstanding the foregoing, Pfizer may prematurely suspend or terminate any such Trial if (A) a priori protocol defined stopping rules are met for safety or efficacy or (B) unacceptable safety signals are observed by Pfizer or a data and safety monitoring board with respect to the Licensed Product that present an unacceptable risk to patients participating in such trials.

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(ii)    With respect to any ongoing Trials involving a Licensed Product for which OPKO has notified Pfizer prior to the effective date of termination that it wishes to assume responsibility, (A) each Party shall cooperate with the other Party to facilitate the orderly transfer to OPKO of the conduct of such Trials as soon as reasonably practicable after the effective date of termination, (B) until such time as the conduct of such Trials has been successfully transferred to OPKO, Pfizer shall continue such Trials, (C) between the effective date of termination and the date on which the conduct of such Trials has been successfully transferred to OPKO, OPKO shall be responsible for, and shall reimburse Pfizer with respect to, all costs and expenses reasonably incurred by Pfizer in the conduct of such Trials, and (D) following the date on which the conduct of such Trials has been successfully transferred to OPKO, OPKO shall be solely responsible for all costs and expenses of such ongoing Trials.
(e)    Assignment of Filings and Marketing Approvals. At OPKO’s option, which shall be exercised by written notice to Pfizer, to the extent permitted under Applicable Laws, Pfizer shall assign or cause to be assigned to OPKO or its designee (or to the extent not so assignable, Pfizer shall take all reasonable actions to make available to OPKO or its designee the benefits of), at no cost to OPKO, any and all regulatory filings made with and all Regulatory Approvals obtained from the Regulatory Authorities in the Territory specifically relating to the Licensed Products, including, without limitation, any BLAs, MAAs, PMDAs, Pricing Approvals and third-party reimbursement approvals, in all such cases, only to the extent it is legally permissible to so transfer such items.
(f)    Transfer of Know How. Pfizer shall promptly provide to OPKO, at no cost to OPKO, all Know-How, materials, and other development data specifically relating to the Licensed Products, provided, that Pfizer shall be entitled to retain copies of such items for legal archival and regulatory purposes. Pfizer shall deliver to OPKO (i) all clinical data and information in Pfizer’s possession or control relating solely to Licensed Product, including for clarity, manufacturing data, if any (subject to the proviso at the end of this sentence), in the same form in which Pfizer maintains such data and (ii) in the same form in which Pfizer maintains such items, copies of all reports, records, regulatory correspondence and other materials in Pfizer’s possession or control relating solely to the clinical development of Licensed Product, including, if applicable, any information contained in the global safety database established and maintained by Pfizer.

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(g)    Rights of Reference. Pfizer shall grant to OPKO a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any analogous Applicable Law recognized outside of the United States), with respect to development data and regulatory filings transferred to OPKO pursuant to clauses (e) and (f) above.
(h)    Supply of Licensed Product.
(i)    In the event of a termination of a *** or this Agreement in its entirety, except to the extent that Pfizer continues to supply Product to OPKO following a partial termination pursuant to subsection (ii) below, Pfizer shall continue to supply OPKO after the effective date of termination with OPKO’s requirements of clinical and commercial quantities of Compound and Licensed Products, pursuant to a supply agreement to be negotiated in good faith by the Parties on “commercially reasonable terms,” which agreement will remain in effect until the earlier of (a) the *** anniversary of the effective date of termination, and (b) such time as OPKO or a Third Party manufacturer engaged by OPKO is capable of supplying OPKO with its requirements of clinical and commercial quantities of Compound and Licensed Products (the “Supply Period”); provided, however, that OPKO must use its commercially reasonable best efforts to supply or have supplied by a Third Party, Compound and Licensed Products as soon as reasonably practicable after the effective date of such termination. In addition, Pfizer shall assign any Third Party contracts to which it is a party relating to the supply or Commercialization of Licensed Product to OPKO and use Commercially Reasonable Efforts to cause such Third Parties to continue to supply to OPKO the same supplies and services then utilized in the Development, Manufacture and Commercialization of the Licensed Product. In the event Pfizer is restricted from assigning such Third Party contracts, Pfizer shall use Commercially Reasonable Efforts to maintain such Third Party Agreements for the benefit of OPKO until the end of the Supply Period. Solely for purposes of this Subsection 9.5.3(h)(i) “commercially reasonable terms” means, with respect to clinical supplies of Compound and Licensed Products, *** for such supplies, and with respect to commercial supplies means *** prior to the *** of effective date of termination, *** for the ***, and *** after the *** of the effective date of termination, to be set forth in the supply agreement between the Parties. Prior to termination of the supply term, if requested by OPKO, Pfizer shall cooperate with OPKO in building a reasonable safety stock of Licensed Products.

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(ii)    In the event of a termination of this Agreement in part by Pfizer pursuant to Section 9.3, Pfizer may elect, in its sole discretion, to continue to supply OPKO after the effective date of termination with OPKO’s requirements of clinical and commercial quantities of Compound and Licensed Products, pursuant to a supply agreement to be negotiated in good faith by the Parties on “commercially reasonable terms,” provided, however, that (A) Pfizer shall provide notice to OPKO of its decision with regard to post-termination supply, pursuant to this Subsection 9.5.3(h) (ii), no fewer than *** prior to the effective date of termination, and (B) *** Solely for purposes of this Subsection 9.5.3(h) (ii) “commercially reasonable terms” means, with respect to clinical supplies of Compound and Licensed Products, *** for such supplies, and with respect to commercial supplies means Pfizer’s ***.
(i)    Existing Inventory. Notwithstanding anything in this Agreement to the contrary, except in the event of termination by OPKO for Pfizer’s uncured material breach, Pfizer and its Affiliates shall have the right to continue to sell their existing inventory of Licensed Products for a period not to exceed *** days after the effective date of such termination, and OPKO shall continue to receive royalties and gross profit payments with respect to such sales.
9.5.4.    Termination by Pfizer for Cause or Bankruptcy Event.
(a)    Partial Termination. In the event that Pfizer terminates this Agreement pursuant to Section 9.2 or Section 9.4 with respect to any Licensed Product *** in the Territory: (i) all licenses granted under this Agreement by OPKO to Pfizer with respect to such Licensed Product in such *** shall become fully ***, perpetual, irrevocable ***; and (ii) except as otherwise expressly provided herein, all other rights and obligations of each Party with respect to such Product in such *** shall cease.
(b)    Complete Termination. In the event that Pfizer terminates this Agreement in its entirety pursuant to Section 9.2 or Section 9.4, (i) all licenses granted under this Agreement by OPKO to Pfizer shall become fully *** perpetual, irrevocable ***; and (ii) except as otherwise expressly provided herein, all other rights and obligations of each Party with respect to such Product in such *** shall cease.
9.5.5.    Confidential Information. Following any termination of this Agreement, each of Pfizer and OPKO shall, upon request of the other Party, return or destroy all

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Confidential Information of such Party, disclosed to it pursuant to this Agreement, including all copies and extracts of documents, as promptly as practicable following receipt of such request, except that one (1) copy may be kept for the purpose of complying with continuing obligations under this Agreement.
9.5.6.    Accrued Obligations. Expiration or termination of this Agreement, in whole or part, for any reason (i) shall be without prejudice to OPKO’s right to receive all royalties and Profit Share Payments accrued under Sections 5.3 and 5.4 prior to the effective date of such termination and any other payments due hereunder that have accrued prior to the effective date of such termination, (ii) shall be without prejudice to any other remedies that either Party may otherwise have, and (iii) shall not release a Party hereto from any indebtedness, liability or other obligation incurred hereunder by such Party prior to the date of termination or expiration.
9.5.7.    Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing hereunder prior to such expiration or termination. Without limiting the foregoing, the following sections, together with this Section 9.5.7 and any sections that expressly survive, shall survive expiration or termination of this Agreement for any reason: Sections 1 (Definitions), 2.4 (Licenses to Pfizer Developed IP), 5 (Payments), 5.7 (Inspection of Records), 5.9 (No Guarantee of Success), 6.1.1 (Pre-Existing IP), 6.1.2 (Developed IP), 7 (Confidentiality), 9.5 (Effects of Expiration or Termination), 10.1 (Limitation of Liability), 10.2 (Indemnification by Pfizer), 10.3 (Indemnification by OPKO), 10.4 (Procedure) and 11 (Miscellaneous).

10.	LIMITATION OF LIABILITY, INDEMNIFICATION AND INSURANCE.
10.1.    Limitation of Liability. EXCEPT WITH RESPECT TO LIABILITY ARISING FROM A BREACH OF ARTICLES 6 AND 7, FROM ANY WILLFUL MISCONDUCT OR INTENTIONALLY WRONGFUL ACT, OR TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE 10, IN NO EVENT WILL EITHER PARTY OR ITS REPRESENTATIVES BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL (ONLY AS RESPECTS INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OR REVENUE), INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, OR LOSS OF PROFITS OR REVENUE SUFFERED BY THE OTHER PARTY OR ANY OF ITS REPRESENTATIVES. Without limiting the generality of the foregoing, “consequential damages” will be deemed to include, and neither Party will be liable to the other Party or any of such other Party’s Representatives or stockholders for, any damages based on or measured by loss of projected or speculative future sales of the Licensed Products, any Regulatory Milestone Payment due upon any unachieved Regulatory

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Milestone under Section 5.2, any unearned Net Sales or Franchise Net Sales, any unearned royalties or gross profit payments under Section 5.3 or Section 5.4 or any other unearned, speculative or otherwise contingent payments provided for in this Agreement or other speculative costs or savings related to the Development or Commercialization of Licensed Products.
10.2.    Indemnification by Pfizer. Pfizer will indemnify, defend and hold harmless OPKO, each of its Affiliates, and each of its and its Affiliates’ employees, officers, directors and agents (each, an “OPKO Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) that the OPKO Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:
10.2.1.    the negligence or willful misconduct of Pfizer or its Affiliates or sublicensees in connection with this Agreement;
10.2.2.    Manufacture, Development, Commercialization or use of any Licensed Product by, on behalf of, or under the authority of, Pfizer (including by any OPKO Indemnified Party), other than (i) claims by Third Parties relating to patent infringement arising out of the exercise of rights under the Licensed Patent Rights, (ii) claims by Third Parties relating to misappropriation of trade secrets arising out of the exercise of rights under the Licensed Know-How, or (iii) claims for which OPKO is required to indemnify Pfizer pursuant to Section 10.3; or
10.2.3.    the material breach by Pfizer of any of its representations, warranties or covenants set forth in Article 8, except, in each case, to the extent caused by the breach, negligence, recklessness or intentional acts of OPKO or any OPKO Indemnified Party.
10.3.    Indemnification by OPKO. OPKO will indemnify, defend and hold harmless Pfizer, its Affiliates, sublicensees, contractors and, distributors, and each of its and their respective employees, officers, directors and agents (each, a “Pfizer Indemnified Party”) from and against any and all Liabilities that the Pfizer Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:
10.3.1.    the negligence or willful misconduct of OPKO or its Affiliates in connection with this Agreement;
10.3.2.    the material breach by OPKO of any of its representations, warranties or covenants set forth in Article 8, except, in each case, to the extent caused by the breach, negligence, recklessness or intentional acts of Pfizer or any Pfizer Indemnified Party; or

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10.3.3.    OPKO’s misappropriation of trade secrets, proprietary materials, and/or patentable subject matter, in each case owned or controlled by a Third Party in relation to the Development or Manufacture of the Licensed Product at any time prior to the Effective Date.
10.4.    Procedure.
10.4.1.    Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder (a “Third Party Claim”), then the Indemnified Party shall promptly notify the Party obligated to indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.
10.4.2.    Control. The Indemnifying Party shall have the right, exercisable by notice to the Indemnified Party within ten (10) Business Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided that (a) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is sought, (b) the Third Party Claim seeks solely monetary damages and (c) the Indemnifying Party expressly agrees in writing that as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be solely obligated to satisfy and discharge the Third Party Claim in full (the conditions set forth in clauses (a), (b) and (c) above are collectively referred to as the “Litigation Conditions”). Within ten (10) Business Days after the Indemnifying Party has given notice to the Indemnified Party of its exercise of its right to defend a Third Party Claim, the Indemnified Party shall give notice to the Indemnifying Party of any objection thereto based upon the Litigation Conditions. If the Indemnified Party reasonably so objects, the Indemnified Party shall continue to defend the Third Party Claim, at the expense of the Indemnifying Party, until such time as such objection is withdrawn. If no such notice is given, or if any such objection is withdrawn, the Indemnifying Party shall be entitled, at its sole cost and expense, to assume direction and control of such defense, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. During such time as the

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Indemnifying Party is controlling the defense of such Third Party Claim, the Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not satisfy the Litigation Conditions or does not notify the Indemnified Party of the Indemnifying Party’s intent to defend any Third Party Claim within ten (10) Business Days after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, shall have the right to join in (including the right to conduct discovery, interview and examine witnesses, and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other Party is defending as provided in this Agreement.
10.4.3.    Settlement. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any compromise or settlement that commits the Indemnified Party to take, or to forbear to take, any action. The Indemnified Party shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, but shall not have the right to settle such Third Party Claim to the extent such Third Party Claim involves monetary damages without the prior written consent of the Indemnifying Party. Each of the Indemnifying Party and the Indemnified Party shall not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other party, and the Indemnified Party shall use reasonable efforts to mitigate Liabilities arising from such Third Party Claim.
10.5.    Insurance. Each Party further agrees to obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance (or clinical trials insurance, whichever is applicable), with reputable and financially secure insurance carriers (or pursuant to a program of self-insurance reasonably satisfactory to the other Party) to cover its indemnification obligations under Section 10.2 or Section 10.3, as applicable, in each case with limits of not less than *** per occurrence and in the aggregate. Insurance shall be procured with carriers having an A.M. Best Rating of A-VII or better. All deductibles/retentions of the named insured shall be the sole responsibility of the named insured. Products liability and/or clinical trials coverage shall be maintained for *** following termination or expiration of this Agreement.

11.	MISCELLANEOUS.

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11.1.    HSR Filing. Each of OPKO and Pfizer will, by January 7, 2015 (or such later time as may be agreed to in writing by the Parties) file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice any HSR Filing required of it under the HSR Act, and shall request early termination in such filing. The Parties will cooperate with one another to the extent necessary in the preparation of any such HSR Filing. Each Party will be responsible for its own costs, expenses and filing fees associated with any such HSR Filing; provided, however, that Pfizer will be solely responsible for any fees (other than penalties that may be incurred as a result of actions or omissions on the part of OPKO) required to be paid to any Governmental Authority in connection with submitting any such HSR Filing. Notwithstanding the foregoing, nothing in this Agreement shall obligate, or be construed to obligate, Pfizer (i) to dispose, transfer or hold separate, or cause any of its Affiliates to dispose, transfer or hold separate any assets or operations, or to commit or to cause OPKO or any of its Affiliates to dispose of any assets; (ii) to discontinue or cause any of its Affiliates to discontinue offering any product or service, or to commit to cause OPKO or any of its Affiliates to discontinue offering any product or service; or (iii) to make or cause any of its Affiliates to make any commitment (to any Governmental Authority or otherwise) regarding its future operations or the future operations of OPKO or any of its Affiliates, and OPKO shall not agree, commit or consent to any of such restrictions with respect to itself or any its Affiliates, or permit any of its Affiliates to do so, in each case without the prior written consent of Pfizer.
11.2.    Termination upon HSR Denial. In the event that the Parties make an HSR Filing under Section 11.1, this Agreement will terminate (a) at Pfizer’s election, immediately upon notice to OPKO, in the event that the United States Federal Trade Commission or the United States Department of Justice seeks a preliminary injunction under the HSR Act against OPKO and Pfizer to enjoin the transactions contemplated by this Agreement, or (b) at the election of either Party, immediately upon notice to the other Party, in the event that the United States Federal Trade Commission or the United States Department of Justice obtains a preliminary injunction under the HSR Act against OPKO or Pfizer to enjoin the transactions contemplated by this Agreement. Notwithstanding the foregoing, this Section 11.2 will not apply in the event that Pfizer reasonably determines that an HSR Filing is not required.
11.3.    Other Government Approvals. Each of OPKO and Pfizer will cooperate with the other Party and use such Party’s Commercially Reasonable Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.
11.4.    Assignment. Neither this Agreement nor any interest hereunder shall be assignable by a Party without the prior written consent of the other Party, except as follows: (a) a Party may

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assign its rights and obligations under this Agreement by way of a sale of itself or of the portion of its business to which this Agreement relates, through a merger, sale of assets and/or sale of stock or ownership interest provided that the assignee shall expressly agree to be bound by such Party’s obligations under this Agreement and that such sale is not primarily for the benefit of its creditors, or (b) such Party may assign its rights and obligations under this Agreement to any of its Affiliates, provided that the assignee shall expressly agree to be bound by such Party’s obligations under this Agreement and that such Party shall remain liable for all of its rights and obligations under this Agreement. In addition, either Party may assign its rights and obligations under this Agreement to a Third Party where such Party or its Affiliate is required, or makes a good faith determination based on advice of counsel, to divest a Licensed Product in order to comply with Applicable Law or the order of any Governmental Authority as a result of a merger or acquisition, provided that the assignee shall expressly agree to be bound by the Party’s obligations under this Agreement. Each Party shall promptly notify the other Party of any assignment or transfer under the provisions of this Section 11.4. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 11.4 shall be void.
11.5.    Further Actions. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further ministerial, administrative, or similar acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto the other Party its rights and remedies under this Agreement.
11.6.    Performance. To the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such Party has used its requisite efforts (which may be Commercially Reasonable Efforts) to perform any such affected obligations as required by this Agreement.
11.7.    Force Majeure. Each Party shall be excused from liability and from the performance of its obligations or the obligations of its Affiliates and/or sublicensees under this Agreement to the extent that such performance is prevented in whole or in part by Force Majeure and the non-performing Party promptly provides written notice of such Force Majeure to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the non-performing Party takes Commercially Reasonable Efforts to remove the condition. “Force Majeure” shall include conditions beyond the control of the the Party or its Affiliates and/or sublicensees, including an act of God, voluntary or involuntary compliance with any regulation, Applicable Law or order of any government, war, act of terror, civil commotion, labor strike or

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lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, or storm, or like catastrophe. Each Party shall notify the other Party promptly in writing following the occurrence or after becoming aware of the occurrence of any Force Majeure, whereupon the Parties shall promptly co-operate so as to mitigate the effects of such Force Majeure and the Party suffering the Force Majeure shall be obliged to use reasonable efforts to overcome the circumstances thereof. In the event a Party suspends its performance for a period of three (3) or more months due to a Force Majeure, the Parties shall consult in good faith to develop and implement a plan for mitigating the same.
11.8.    Notices. Each communication and document made or delivered by one Party to the other Party under this Agreement shall be made in the English language. All notices, consents, approvals, request or other communications required hereunder given by one Party to the other shall be in writing and made by (a) personal delivery, (b) first class certified mail with return receipt requested or (c) next-day delivery by major international courier with confirmation of delivery. Notices will be deemed given either upon receipt or as of the date of certified delivery by a reputable delivery service, whichever is earlier.
To Pfizer:
Chief Counsel, Global Innovative Pharma Business
Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755

with a copy to:
Vice President, GIP Global Medicines Development Group
Rare Disease Lead
Pfizer Inc.
400 Campus Drive
Collegeville, PA 19426
(484) 865-0226

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To OPKO:
Steven D. Rubin
Executive Vice President
OPKO Health, Inc.
4400 Biscayne Boulevard
Miami, Florida 33137
(305) 575-6015
srubin@opko.com

with a copy to:

Kate Inman
General Counsel
OPKO Health, Inc.
4400 Biscayne Blvd.
Miami, FL 33137
Office: 305.575.4138
kinman@opko.com

and a copy to:

Blaine Templeman
Arnold & Porter LLP
399 Park Avenue
New York, NY 10022-4690
Office: 212.715.1122
blaine.templeman@aporter.com

11.9.    Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized representative of each Party.

11.10.    Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized representative of the waiving Party. The waiver by either Party of any breach of any provision by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

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11.11.    Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause or portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.
11.12.    Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed upon or related to OPKO or Pfizer from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.
11.13.    Dispute Resolution. Except as otherwise set forth in this Agreement, if any dispute or disagreement arises between Pfizer and OPKO in respect of this Agreement, they will follow the following procedures in an attempt to resolve the dispute or disagreement:
11.13.1.    The Party claiming that such a dispute exists will give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.
11.13.2.    Within thirty (30) days of receipt of a Notice of Dispute, a representative of each of the Parties who is at least a senior vice president level or higher will meet at a mutually agreed-upon time and location (which may include by teleconference) for the purpose of resolving such dispute.
11.13.3.    If, within a further period of sixty (60) days, the dispute has not been resolved, or if, for any reason, the meeting described in Section 11.13.2 has not been held within thirty (30) days of initial receipt of the Notice of Dispute, then the Parties agree that either Party may initiate litigation to resolve the dispute.
Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement. The provisions of this Section 11.13 shall survive for *** from the date of termination or expiration of this Agreement.

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11.14.    Governing Law. This Agreement, and all claims arising under or in connection therewith, shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.
11.15.    Jurisdiction. Each Party to this Agreement hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court for the Southern District of New York for the purpose of any and all actions, suits or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof, (b) waives to the extent not prohibited by Applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens or should be transferred to any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts, whether on the grounds of forum non conveniens or otherwise.
11.16.    No Jury Trial. THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO TRIAL BY JURY.
11.17.    Entire Agreement. This Agreement, together with its Exhibits, sets forth the entire agreement between the Parties as to its subject matter and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including, without limitation, that certain Confidential Disclosure Agreement by and between the Parties, dated *** (the “CDA”), which is hereby terminated as of the Effective Date. The Parties acknowledge and agree that, as of the Effective Date, all Confidential Information (as defined in the CDA) disclosed by a Party pursuant to the CDA shall be considered Confidential Information of such Party and subject to the terms set forth in this Agreement.
11.18.    Independent Contractors. The Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act, or failure to act, of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever. The Parties acknowledge and agree that neither Party owes the other any fiduciary or similar duties or obligations by virtue of the relationship created by this Agreement. Without limiting the foregoing, the Parties also acknowledge and agree

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that if a court of competent jurisdiction or an arbitrator should determine that, notwithstanding the terms of this Section 11.18, such fiduciary or other obligations exist, the Parties hereby waive such duties and obligations and agree not to assert or rely upon such duties or obligations in connection with any dispute arising out of or relating to this Agreement.
11.19.    No Third Party Rights or Obligations. No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligations in any Person not a Party to this Agreement. However, either Party may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that such Party shall remain liable hereunder for the performance by any such Affiliate(s) of any such obligations.
11.20.    Headings. The descriptive headings of this Agreement are included herein for ease of reference only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.
11.21.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Counterparts may be signed and delivered by facsimile or PDF file, with the same effect as if delivered personally.
11.22.    OPKO Parent Co. Guaranty. OPKO Health, Inc., a corporation formed under the laws of Delaware with offices at 4400 Biscayne Blvd., Miami, Florida 33138, and a parent company of OPKO, (the “Guarantor”), (i) hereby unconditionally guarantees the due and punctual payment and performance of all of OPKO’s obligations and commitments under this Agreement, and (ii) without limiting the foregoing or being limited thereby, hereby further covenants to procure and cause OPKO and its Affiliates to take such actions that may be necessary or useful to support and duly complete the performance of OPKO’s obligations and commitments under this Agreement, including in relation to Pfizer’s exercise of its rights under this Agreement, (collectively, (i) and (ii) the “Parent Guaranty”).  This Parent Guaranty is an irrevocable guaranty of payment and performance (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligations by any other party or any other act or event that might otherwise operate as a legal or equitable discharge of Guarantor.  Guarantor hereby waives all its rights to subrogation arising out of any payment or performance by Guarantor under this Parent Guaranty.  The obligations of Guarantor hereunder shall be absolute and unconditional, and shall not be affected by or contingent upon (a) the liquidation or dissolution of, or the merger or consolidation of OPKO with or into any corporation, or any sale or transfer by OPKO or all or any part of its or their property or assets, (b) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting OPKO, or (c) any modification, alteration, amendment or addition of or to the Agreement.  Guarantor hereby waives all suretyship defenses and protest, notice of protest, demand for performance, diligence,

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notice of any other action at any time taken or omitted by Pfizer and, generally, all demands and notices of every kind in connection with this Parent Guaranty, and OPKO’s obligations hereby guaranteed, and which Guarantor may otherwise assert against Pfizer.  This Parent Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of any of the obligations of OPKO under this Agreement is rescinded or must otherwise be restored or returned by Pfizer upon the insolvency, bankruptcy or reorganization of OPKO or otherwise.  Guarantor acknowledges that each of the waivers set forth in this Parent Guaranty is made with full knowledge of its significance and consequences and under the circumstances the waivers are reasonable and not contrary to public policy.  If any of said waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.
[Signature page to follow]

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IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement as of the Effective Date.

PFIZER INC. By: Name: Title:	OPKO IRELAND LTD. By: Name: Brian V. Elliott Title: Director

As a party to this Agreement solely with respect to
the provisions of Section 11.22:

OPKO HEALTH, INC.

By:
Name:
Title:

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Schedule 1.32 – Compounds
Schedule 1.53 – ***
Schedule 1.70 – Genotropin Products
Schedule 1.85 – ***
Schedule 1.96 – Licensed Patent Rights
Schedule 1.177 – ***
Schedule 5.4 – Example Profit Share Calculation
Schedule 8.3 – OPKO Disclosure Schedule

Exhibit A    Development Plan
Exhibit B    Development Budget
Exhibit C    Press Release

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Schedule 1.32 – Compounds
***

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Schedule 1.53 – ***
Each of the following countries:

***

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Schedule 1.70 - Genotropin Products

The Genotropin products sold by Pfizer and its Affiliates under various trademarks in various jurisdictions worldwide:

***

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Schedule 1.85 – ***
Each of the following countries:

***

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Schedule 1.96 - Licensed Patent Rights

(a) - Licensed hGH-Specific Patents

U.S. Patents and Applications

***

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Patents and Applications Outside of U.S.

***

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(b) - Licensed OPKO Core Patents

U.S. Patents and Applications
***

Patents and Applications Outside of U.S.

***

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Schedule 1.177 – ***
***

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Schedule 5.4 – Example Profit Share Calculation
***

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Schedule 8.3 – OPKO Disclosure Schedule

***

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Exhibit A – Development Plan

***

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Exhibit B – Development Budget

***

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Exhibit C – Press Release

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Proprietary and confidential
FINAL DRAFT– hGH Release
12-14-14

OPKO and Pfizer Enter into Global Agreement for
OPKO’s Long-Acting Human Growth Hormone (hGH-CTP)

•	hGH-CTP in global clinical development for the treatment of pediatric and adult growth hormone deficiency (GHD)

•	hGH-CTP has potential to reduce dosing frequency of human growth hormone to single weekly injection from current standard of daily injection

•	OPKO to receive upfront payment of $295 million and eligible to receive up to an additional $275 million upon achievement of regulatory milestones

•	Upon Pfizer’s commercialization of hGH-CTP, OPKO is eligible to receive royalty and/or profit sharing payments

•	Pfizer to obtain exclusive license to commercialize hGH-CTP globally

Miami, FL, and New York, NY, December 15, 2014 - OPKO Health, Inc. (NYSE:OPK) and Pfizer Inc. (NYSE: PFE) announced today that they have entered into a worldwide agreement for the development and commercialization of OPKO’s long-acting hGH-CTP for the treatment of growth hormone deficiency (GHD) in adults and children, as well as for the treatment of growth failure in children born small for gestational age (SGA) who fail to show catch-up growth by 2 years of age. hGH-CTP has the potential to reduce the required dosing frequency of human growth hormone to a single weekly injection from the current standard of one injection per day. hGH-CTP is currently in a global phase 3 trial in adults and a global phase 2 trial in children and has orphan drug designation in the U.S. and Europe for both adults and children with GHD.

Under the terms of the agreement, OPKO will receive an upfront payment of $295 million and is eligible to receive up to an additional $275 million upon the achievement of certain regulatory milestones. Pfizer will receive the exclusive license to commercialize hGH-CTP worldwide.

In addition, OPKO is eligible to receive initial royalty payments associated with the commercialization of hGH-CTP for Adult GHD which is subject to regulatory approval. Upon the launch of hGH-CTP for Pediatric GHD, which is subject to regulatory approval, the royalties will transition to gross profit sharing for both hGH-CTP and Pfizer’s Genotropin.

OPKO will lead the clinical activities and will be responsible for funding the development programs for the key indications, which includes Adult and Pediatric GHD and Pediatric SGA. Pfizer will be responsible for all development costs for additional indications as well as all post-marketing studies. In addition, Pfizer will fund the commercialization activities for all indications and lead the manufacturing activities covered by the global development plan.

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"We believe this collaboration will help advance our commitments to patients with Adult and Pediatric Growth Hormone Deficiency as we believe Pfizer’s strengths, expertise and presence in the human growth hormone space makes them the ideal partner for our hGH-CTP program. Our collaboration enables full alignment between Pfizer and OPKO to optimize development and potentially bring an innovative treatment to patients. We believe that the global growth hormone market is currently valued at more than $3 billion, and believe that hGH-CTP has the potential to be the best in class long-acting growth hormone product. Our long acting human growth hormone is our most advanced product candidate utilizing our CTP technology to extend the half-life of a broad range of therapeutic peptides and proteins.  By reducing the number of injections, our technology can improve patient compliance,” said OPKO's CEO, Phillip Frost, M.D.

“This agreement strengthens Pfizer’s commitment to rare diseases, and we are pleased to work with OPKO to help provide a potential next-generation therapy for patients with Adult and Pediatric Growth Hormone Deficiency,” said Geno Germano, Group President, Pfizer Global Innovative Pharma (GIP). “Long-acting growth hormone is the first innovation in the GHD space in 20 years. hGH-CTP would be complementary to our existing Genotropin franchise, and could potentially provide an option that could improve patients’ adherence to treatment with once weekly dosing.”
The transaction is subject to customary Hart-Scott-Rodino approval and is expected to close during the first-quarter of 2015.

About hGH-CTP
hGH-CTP is a novel, long-acting recombinant human growth hormone analog being developed by OPKO for the treatment of children with growth failure due to inadequate endogenous growth hormone secretion, and adults with growth hormone deficiency (GHD) of either childhood or adult-onset etiology.  hGH-CTP is intended to reduce the burden of daily injection therapy by requiring only weekly injections potentially improving compliance and treatment outcomes. OPKO’s proprietary technology allows the company to extend the hormone’s half-life without the use of polymers, encapsulation techniques, or nanoparticles.  This technology is based on a natural peptide, the C-terminal peptide (CTP) of the beta chain of human chorionic gonadotropin (hCG).  OPKO has an ongoing pivotal Phase 3 clinical trial in adults for hGH-CTP and a Phase 2 clinical trial in pediatric patients. hGH-CTP has been granted orphan drug designation in the U.S. and Europe for both adults and children with growth hormone deficiency

About OPKO Health
OPKO is a multinational biopharmaceutical and diagnostics company that seeks to establish industry-leading positions in large, rapidly growing markets by leveraging its discovery, development and commercialization expertise and novel and proprietary technologies. For more information, visit http://www.OPKO.com.

Pfizer and Rare Diseases
Rare diseases are among the most serious of all illnesses and impact millions of patients worldwide, representing an opportunity to apply our knowledge and expertise to help make a significant impact in addressing unmet medical needs.  The Pfizer focus on rare diseases builds on more than a decade of

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experience and a global portfolio of 22 medicines approved worldwide that treat rare diseases in the areas of hematology, neuroscience, inherited metabolic disorders, pulmonology, and oncology.
About Pfizer Inc.
At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives.  We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products. Our global portfolio includes medicines and vaccines as well as many of the world's best-known consumer health care products.  Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time.  Consistent with our responsibility as one of the world's premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world.  For more than 150 years, Pfizer has worked to make a difference for all who rely on us.  To learn more, please visit us at www.pfizer.com.
OPKO SAFE HARBOR STATEMENT This press release contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning, including statements regarding expected benefits of hGH-CTP, whether the collaboration with Pfizer will be successful, whether OPKO's clinical trials for adult and pediatric growth hormone deficiency will support marketing approval, whether hGH-CTP will be successfully developed or commercialized, expectations regarding the product, its efficacy, safety and market potential, whether OPKO will receive royalty and/or profit sharing payments for sales from hGH-CTP, expectations about the global growth hormone market, whether hGH-CTP has the potential to be the best in class long-acting growth hormone product, as well as other non-historical statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described in our filings with the Securities and Exchange Commission, as well as the risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this press release speak only as of the date the statements were made, and we do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.
PFIZER DISCLOSURE NOTICE: The information contained in this release is as of December 15, 2014. Pfizer assumes no obligation to update forward-looking statements contained in this release as the result of new information or future events or developments.
This release contains forward-looking information about an agreement between Pfizer and OPKO for the development and commercialization of hGH-CTP that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements include, among other things, those regarding hGH-CTP and the collaboration, including their potential benefits and market potential, as well as those about the anticipated timing of the closing of the transaction. Risks and uncertainties include, among other things, the uncertainties inherent in research and development, including the ability to meet anticipated clinical study commencement and completion dates as well as the possibility of unfavorable study results; whether and when biologics license applications may be filed in any jurisdictions for hGH-CTP for any indication; whether and when any such applications may be approved by regulatory authorities, which will depend on the assessment by such regulatory authorities of the benefit-risk profile suggested by the totality of the efficacy and safety information submitted; decisions by regulatory authorities regarding labeling and other matters that could affect the availability or commercial potential of hGH-CTP in any

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such indications; risks relating to the satisfaction of conditions to closing the transaction in the anticipated timeframe or at all; and competitive developments.
A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.pfizer.com.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.